UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

XENON PHARMACEUTICALS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

XENON PHARMACEUTICALS INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the annual meeting (the “Meeting”) of the shareholders of Xenon Pharmaceuticals Inc. (“Xenon” or the “Corporation”) will be held virtually via live webcast on Tuesday, June 2, 2026 at 9:30 a.m. (PDT) at https://www.proxydocs.com/XENE for the following purposes:

1.
to receive the financial statements of the Corporation for the financial year ended December 31, 2025 and the report of the Corporation’s auditor thereon;
2.
to elect as directors of the Corporation the eight nominees named in the accompanying Proxy Statement and Management Information Circular to hold office until the next annual meeting of the Corporation or until their successors are duly elected;
3.
to approve, on an advisory basis, the compensation of the Corporation’s named executive officers;
4.
to approve, on an advisory basis, the frequency of future shareholder advisory votes to approve the compensation of the Corporation’s named executive officers;
5.
to approve the Corporation’s 2026 Equity Incentive Plan (the “2026 Plan”);
6.
to appoint PricewaterhouseCoopers LLP (“PwC”) as the Corporation’s auditor to hold office until the next annual meeting of the Corporation;
7.
to authorize the Audit Committee of the board of directors of the Corporation to fix the remuneration to be paid to the auditors of the Corporation; and
8.
to conduct such other business as may properly be brought before the Meeting or any adjournment thereof.

The accompanying Proxy Statement and Management Information Circular provides additional information as to the matters to be dealt with at the Meeting and is deemed to form a part of this Notice. The holders of common shares of the Corporation (the “Common Shares”) of record at the close of business on April 7, 2026 (the “Record Date”) are entitled to receive notice of and to vote at the Meeting.

The Corporation is availing itself of the “notice-and-access” provisions in securities laws that permit the Corporation to forgo mailing paper copies of the Proxy Statement and Management Information Circular and other proxy-related materials (the “Meeting Materials”) to shareholders of the Corporation and instead make them available for review, print and download via the internet. The Meeting Materials can be accessed on the Corporation’s website at https://investor.xenon-pharma.com, under the Corporation’s SEDAR+ profile at www.sedarplus.ca and on EDGAR at www.sec.gov. Shareholders may also request to receive printed copies of the Meeting Materials, at no extra cost, over the internet at https://www.investorelections.com/XENE, by telephone at 1-866-648-8133, or by email at paper@investorelections.com. In order to receive a paper package in time for the Meeting, you must make this request on or before May 21, 2026. Before voting, shareholders are reminded to review the Proxy Statement and Management Information Circular.

Xenon will hold the Meeting in a virtual-only format, which will be conducted online via live webcast. Only shareholders of record, as of the Record Date, and duly appointed proxyholders may attend and participate in the Meeting, including voting and asking questions during the Meeting. Non-registered shareholders (being those who beneficially own Common Shares that are registered in the name of an intermediary) who have not duly appointed themselves as proxyholder will be able to attend the Meeting online as guests, but will not be able to vote or ask questions at the Meeting. To attend the Meeting, you must register at https://www.proxydocs.com/XENE. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Meeting and to vote and submit questions during the Meeting.

As part of the registration process, you must enter the control number located on your proxy card, voting instruction form, or Notice of Internet Availability. If you are a beneficial owner of shares registered in the name of a broker, bank, or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank, or other nominee as part of the registration process.

A shareholder that wishes to appoint a person other than the management nominees identified on the form(s) of proxy or voting instruction form, as applicable, to represent him, her or it at the Meeting may do so by inserting such person’s name in the blank space provided in the form(s) of proxy or voting instruction form, as applicable, and following the instructions for submitting such form of proxy or voting instruction form, as applicable. This must be completed prior to registering such proxyholder, which is an additional step to be completed once you have submitted your applicable form(s) of proxy or voting instruction form. If you wish that a person other than the management nominees identified on the applicable form(s) of proxy or voting instruction form attend and participate at the Meeting as your proxy and vote your Common Shares, including if you are a non-registered shareholder and wish to appoint yourself as proxyholder to attend, participate and vote at the Meeting, you MUST register such proxyholder after having submitted your applicable form(s) of proxy or voting instruction form, as applicable, identifying such proxyholder. Failure to register the proxyholder will result in the proxyholder not receiving a control number to participate at the Meeting (a “Control Number”). Without a Control Number, proxyholders will not be able to participate or vote at the Meeting. To register a proxyholder, shareholders MUST provide their proxyholder’s contact information to Mediant/BetaNXT by email to DSMsupport@BetaNXT.com, so that Mediant/BetaNXT may provide the proxyholder with a Control Number via email.

Proxies for Common Shares to be used at the Meeting must be received by Mediant/BetaNXT not later than 11:59 p.m. (PDT) on Monday, June 1, 2026 (or, if the Meeting is adjourned, not later than 48 hours, excluding Saturdays, Sundays and holidays, preceding the time of such adjourned Meeting). Proxies may be submitted by one of the following alternative methods:

By Internet: If you received the Notice or a printed copy of the Proxy Materials, follow the instructions in the Notice or on the proxy card.

By Telephone: If you received a printed copy of the Proxy Materials, follow the instructions on the proxy card.

By Mail: If you received a printed copy of the Proxy Materials, complete, sign, date, and mail your proxy card in the enclosed, postage-prepaid envelope.

DATED at Vancouver, British Columbia this 22nd day of April, 2026.

By order of the board of directors

/s/ Ian Mortimer

Ian Mortimer
President and Chief Executive Officer

XENON PHARMACEUTICALS INC.

PROXY STATEMENT AND

MANAGEMENT INFORMATION CIRCULAR

Annual Meeting of Shareholders

to be held on Tuesday, June 2, 2026

GENERAL PROXY INFORMATION

Information in this Proxy Statement and Management Information Circular (this “Circular”) is provided as of April 7, 2026 (the “Record Date”), unless otherwise indicated. In this Circular, “we,” “us,” “our,” “Xenon” and the “Corporation” refers to Xenon Pharmaceuticals Inc. and its wholly-owned subsidiary, Xenon Pharmaceuticals USA Inc. All references in this Circular to “$” or “USD$” are to U.S. dollars and all references to “CAD$” are to Canadian dollars, unless otherwise indicated. “Xenon” and the Xenon logo are trademarks of Xenon Pharmaceuticals Inc. They are registered in the United States and used or registered in various other jurisdictions. The Corporation’s principal office is located at 3650 Gilmore Way, Burnaby, British Columbia, V5G 4W8, Canada.

Solicitation of Proxies

This Circular is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) and management of the Corporation for use at the annual meeting (the “Meeting”) of shareholders of the Corporation to be held virtually via live webcast on Tuesday, June 2, 2026 at 9:30 a.m. (PDT). The cost of solicitation will be borne by the Corporation.

Management expects that proxies will be solicited primarily by mail pursuant to the “notice and access” rules (as further described below). Employees and directors of Xenon may also solicit proxies personally or by telephone. If you hold common shares of the Corporation (the “Common Shares”) in the name of a bank, broker or other nominee, please see the section of this Circular captioned “Beneficial Shareholders” below.

Notice-and-Access

For this Meeting, the Corporation is utilizing the notice-and-access method of delivery of materials to its registered shareholders and Canadian and United States beneficial shareholders in accordance with the rules of the United States Securities and Exchange Commission (“SEC”), which permits the Corporation to forego mailing paper copies of this Circular and proxy-related materials and instead make them available for review, print and download via the internet (the “U.S. Notice-and-Access Rules”). The Corporation is mailing to shareholders a notice containing instructions on how to access and review the Circular and proxy-related materials and vote online (the “Notice of Internet Availability of Meeting Materials”). The Notice of Internet Availability of Meeting Materials is expected to first be mailed to shareholders on or about Wednesday, April 22, 2026. As the Corporation is a reporting issuer in the provinces of Alberta, British Columbia, and Ontario, the Corporation is also required to comply with the relevant provisions under National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer and National Instrument 51-102 – Continuous Disclosure Obligations (collectively, the “Canadian Notice-and-Access Rules”) in order to use a notice-and-access method of delivery of this Circular and proxy-related materials in connection with the Meeting. Pursuant to the exemptive relief order (the “Exemptive Relief”) obtained from the applicable Canadian securities regulatory authorities, the Corporation will satisfy the Canadian Notice-and-Access Rules by complying with the U.S. Notice-and-Access Rules, subject to the terms and conditions of the Exemptive Relief. In addition, the Corporation is relying on an exemption from the proxy solicitations requirements under the Canadian Business Corporations Act (the “CBCA”) granted by the Director of Corporations Canada.

This Circular, the accompanying notice and the enclosed forms of proxy or voting instruction form, as applicable (the “Meeting Materials”), can be accessed on the Corporation’s website at https://investor.xenon-pharma.com, under the Corporations SEDAR+ profile at www.sedarplus.ca and on EDGAR at www.sec.gov. Before voting, shareholders are reminded to review this Circular. Shareholders may also request to receive printed copies of the Meeting Materials, at no extra cost, over the internet at https://www.investorelections.com/XENE, by telephone at 1-866-648-8133, or by email at paper@investorelections.com. In order to receive a paper package in time for the Meeting, you must make this request on or before May 21, 2026. The Corporation has elected not to use the procedure known as “stratification” in relation to its use of the notice-and-access method. Stratification occurs when a reporting issuer using the notice-and-access rules provides a paper copy of proxy-related materials to some, but not all, of its shareholders.

Virtual-only Meeting

Xenon intends to hold the Meeting virtually via live webcast on Tuesday, June 2, 2026 at 9:30 a.m. (PDT) at https://www.proxydocs.com/XENE.

Xenon will hold the Meeting in a virtual-only format, which will be conducted via live audio webcast. Our Meeting this year will be purely functional in format to comply with the relevant legal requirements and there will be no corporate presentation. Only shareholders of record, as of the Record Date, and duly appointed proxyholders may attend and participate in the Meeting, including voting and asking questions during the Meeting. Non-registered shareholders (being those who beneficially own Common Shares that are registered in the name of an intermediary) who have not duly appointed themselves as proxyholder will be able to attend the Meeting online as guests, but will not be able to vote or ask questions at the Meeting. To attend the Meeting, you must register at https://www.proxydocs.com/XENE. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Meeting and to vote and submit questions during the Meeting.

As part of the registration process, you must enter the control number located on your proxy card, voting instruction form, or Notice of Internet Availability. If you are a beneficial owner of shares registered in the name of a broker, bank, or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank, or other nominee as part of the registration process.

A shareholder that wishes to appoint a person other than the management nominees identified on the form(s) of proxy or voting instruction form, as applicable, to represent him, her or it at the Meeting may do so by inserting such person’s name in the blank space provided in the form(s) of proxy or voting instruction form, as applicable, and following the instructions for submitting such form of proxy or voting instruction form, as applicable. This must be completed prior to registering such proxyholder, which is an additional step to be completed once you have submitted your applicable form(s) of proxy or voting instruction form. If you wish that a person other than the management nominees identified on the applicable form(s) of proxy or voting instruction form attend and participate at the Meeting as your proxy and vote your Common Shares, including, if you are a non-registered shareholder and wish to appoint yourself as proxyholder to attend, participate and vote at the Meeting, you MUST register such proxyholder after having submitted your form(s) of proxy or voting instruction form, as applicable, identifying such proxyholder. Failure to register the proxyholder will result in the proxyholder not receiving a control number to participate in the Meeting (“Control Number”). Without a Control Number, proxyholders will not be able to participate or vote at the Meeting. To register a proxyholder, shareholders MUST provide their proxyholder’s contact information to Mediant/BetaNXT by email to DSMsupport@BetaNXT.com, so that Mediant/BetaNXT may provide the proxyholder with a Control Number via email.

Appointment of Proxyholders

The persons named in the accompanying forms of proxy are officers of the Corporation.

A shareholder has the right to appoint a person or company who will log in to the Meeting and act for the shareholder and on that shareholder’s behalf at the Meeting other than the persons designated in the enclosed forms of proxy. A shareholder wishing to exercise this right should strike out the names now designated in the enclosed forms of proxy and insert the name of the desired person or company in the blank space provided. The desired person need not be a shareholder of the Corporation.

Only a registered shareholder at the close of business on April 7, 2026 will be entitled to vote, or grant proxies to vote, his, her or its Common Shares at the Meeting.

If your Common Shares are registered in your name, then you are a registered shareholder. However, if, like most shareholders, you keep your Common Shares in a brokerage account, then you are a beneficial shareholder. The process for voting is different for registered shareholders and beneficial shareholders. Registered shareholders and beneficial shareholders should carefully read the instructions herein if they wish to vote their Common Shares at the Meeting.

Shareholders who wish to appoint a third-party proxyholder to virtually attend, participate or vote at the Meeting as their proxy and vote their Common Shares MUST submit their proxy (or proxies) or voting instruction form, as applicable, appointing such third-party proxyholder AND register the third-party proxyholder, as described below. Registering your proxyholder is an additional step to be completed AFTER you have submitted your proxy or voting instruction form. Failure to register the proxyholder will result in the proxyholder not receiving a Control Number.

Step 1: Submit your proxy or voting instruction form: To appoint a third-party proxyholder, insert such person’s name in the blank space provided in the form of proxy or voting instruction form (if permitted) and follow the instructions for submitting such form of proxy or voting instruction form. This must be completed prior to registering such proxyholder, which is an additional step to be completed once you have submitted your form of proxy or voting instruction form. If you are a beneficial shareholder located in the United States, you must also provide Mediant/BetaNXT with a duly completed legal proxy if you wish to attend, participate or vote at the Meeting or, if permitted, appoint a third party as your proxyholder.

Step 2: Register your proxyholder: To register a proxyholder, shareholders MUST provide their proxyholder’s contact information to Mediant/BetaNXT by email to DSMsupport@BetaNXT.com by May 29, 2026, so that Mediant/BetaNXT may provide the proxyholder with a Control Number via email. Without a Control Number, proxyholders will be able to listen to the Meeting, but they will not be able to participate or vote at the Meeting.

If you are a beneficial shareholder and wish to virtually attend, participate or vote at the Meeting, you have to insert your own name in the space provided on the voting instruction form sent to you by your broker or other intermediary, follow all of the applicable instructions provided by your broker or other intermediary AND register yourself as your proxyholder, as described above. By doing so, you are instructing your broker or other intermediary to appoint you as proxyholder. It is important that you comply with the signature and return instructions provided by your broker or other intermediary. Please also see further instructions below under the heading “Attending and Participating at the Meeting.” Non-registered shareholders who have not duly appointed themselves as proxyholder may attend the Meeting by clicking “I am a guest” and completing the online form. Such persons can listen to the Meeting but are not able to participate or vote at the Meeting.

If you are a beneficial shareholder located in the United States and wish to attend, participate or vote at the Meeting or, if permitted, appoint a third party as your proxyholder, in addition to the steps described above and below under “Attending and Participating at the Meeting,” you must obtain a valid legal proxy from your broker or other intermediary. Follow the instructions from your broker or other intermediary included with the legal proxy form and the voting instruction form sent to you, or contact your intermediary to request a legal proxy form or a legal proxy if you have not received one. After obtaining a valid legal proxy from your intermediary, you must then submit such legal proxy to Mediant/BetaNXT by email to DSMsupport@BetaNXT.com.

To vote your Common Shares, your proxyholder must virtually attend the Meeting. Regardless of who you appoint as your proxyholder, you can either instruct that appointee how you want to vote or you can let your appointee decide for you. You can do this by completing the applicable form(s) of proxy. In order to be valid, you must return the completed form of proxy to our meeting administrator, Mediant/BetaNXT, not later than 11:59 p.m. (PDT) on Monday, June 1, 2026 (or, if the Meeting is adjourned, not later than 48 hours, excluding Saturdays, Sundays and holidays, preceding the time of such adjourned Meeting).

Attending and Participating at the Meeting

The Corporation is holding the Meeting in a virtual-only format, which will be conducted via live audio webcast. Shareholders will not be able to attend the Meeting in person. In order to participate or vote at the Meeting, shareholders must have a valid Control Number.

The Common Shares represented by a properly executed proxy will be voted or withheld from voting in accordance with the instructions provided on any ballot that may be called for, or where a choice with respect to any matter to be acted upon has been specified in the proxy, be voted in accordance with the specification made in such proxy. If the persons designated in the enclosed forms of proxy are appointed as proxy holders and no choice is specified by the shareholder, the Common Shares represented by such proxy will be voted FOR the matters described herein. The forms of proxy confer discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the accompanying Notice of Meeting and to other matters which may properly come before the Meeting or any adjournment or postponement thereof. If any matters which are not now known should properly come before the Meeting, persons named in the forms of proxy will vote on such matters in accordance with their best judgment. At the time of printing this Circular, management of the Corporation is not aware of any amendment, variation or other matters which are to come before the Meeting other than those matters identified in the accompanying Notice of Meeting.

Voting by proxy will not prevent you from voting online at the Meeting if you attend the virtual Meeting but will ensure that your vote will be counted if you are unable to attend.

Validity of Proxy

Proxies for Common Shares to be used at the Meeting must be received by Mediant/BetaNXT in accordance with the instructions contained in the accompanying form of proxy for Common Shares, not later than 11:59 p.m. (PDT) on Monday, June 1, 2026 (or, if the Meeting is adjourned, not later than 48 hours, excluding Saturdays, Sundays and holidays, preceding the time of such adjourned Meeting). A proxy form will not be valid unless completed and deposited in accordance with the instructions set out in the enclosed form of proxy for Common Shares.

Revocation of Proxies

A registered shareholder executing the accompanying form of proxy has the power to revoke it at any time before it is exercised. The revocation of a proxy by a registered shareholder may be effected by the registered shareholder either (a) attending the Meeting and voting online, or (b) giving written notice of the revocation executed by the registered shareholder in the same manner as provided for the deposit of the instrument of proxy. To be effective for Common Shares, the written notice of revocation must be deposited with Mediant/BetaNXT in the manner for the deposit of proxies for Common Shares set forth herein and in the accompanying form of proxy for Common Shares or at the registered office of the Corporation at any time not later than 11:59 p.m. (PDT) on Monday, June 1, 2026 (or, if the Meeting is adjourned, not later than 48 hours, excluding Saturdays, Sundays and holidays, preceding the time of such adjourned Meeting).

A proxy may also be revoked by the giving of a subsequent proxy with a later date. To be effective, the subsequent proxy must be deposited (in original form or in accordance with the instructions in the applicable form of proxy) at any time up to 11:59 p.m. (PDT) on Monday, June 1, 2026.

Beneficial Shareholders

The following information is of significant importance to shareholders who do not hold Common Shares in their own name. If Common Shares are listed in an account statement provided to a shareholder by an intermediary, then in almost all cases those Common Shares will not be registered in the shareholder’s name on the records of the Corporation and such shareholder will be considered a beneficial shareholder. Such Common Shares will more likely be registered under the name of the shareholder’s intermediary or an agent of that intermediary. In the United States, the vast majority of shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms).

Beneficial shareholders should note that the only proxies that can be recognized and acted upon at the Meeting are those deposited by registered shareholders (those whose names appear on the records of the Corporation as the registered holders of Common Shares). Beneficial shareholders who wish to vote their Common Shares at the Meeting should follow the instructions set out in this section.

Beneficial shareholders will receive instructions from their intermediary as to how to vote their Common Shares. Every intermediary has its own mailing procedures and provides its own return instructions to clients. Beneficial shareholders who wish to vote at the Meeting should follow the instructions of their intermediary carefully to ensure that their Common Shares are voted at the Meeting. Generally, intermediaries will provide beneficial shareholders with either: (a) a voting instruction form for completion and execution by the beneficial shareholder, or (b) a proxy form, executed by the intermediary and restricted to the number of Common Shares owned by the beneficial shareholder, but otherwise uncompleted. These procedures permit beneficial shareholders to direct the voting of the Common Shares that they beneficially own.

If a beneficial shareholder wishes to attend and vote online at the Meeting, he, she or it must insert their own name in the space provided for the appointment of a proxyholder on the voting instruction form or proxy form provided by the intermediary, and carefully follow the intermediary’s instructions for return of the executed form or other method of response. You will also have to register yourself as your proxyholder as described above in “Appointment of Proxyholders.”

If a beneficial shareholder does not provide voting instructions to its intermediary, the beneficial shareholder’s Common Shares will not be voted at the Meeting on any matter on which the intermediary does not have discretionary authority to vote. Under current rules, certain intermediaries may not have discretionary authority to vote Common Shares at the Meeting on any matters other than the appointment of PwC as the Corporation’s auditor and the authorization of the Audit Committee to fix the remuneration to be paid to the Corporation’s auditor. We encourage all beneficial shareholders to provide instructions to the securities broker, financial institution, trustee, custodian or other nominee who holds Common Shares on their behalf by carefully following the instructions provided.

Voting and Broker Non-Votes

The Corporation is holding the Meeting in a virtual-only format, which will be conducted via live audio webcast. Shareholders will not be able to attend the Meeting in person. In order to participate or vote at the Meeting (including for asking questions at the Meeting), shareholders must have a valid Control Number. Shareholders who have not obtained a Control Number may attend the Meeting by clicking “I am a guest” and completing the online form. Such persons can listen to the Meeting but are not able to participate or vote at the Meeting.

Registered shareholders and duly appointed proxyholders will be able to attend, participate and vote at the Meeting online at https://www.proxydocs.com/XENE. Such persons may then enter the Meeting by clicking “I have a login” and entering a Control Number before the start of the Meeting:

Registered Shareholders: The control number located on the form of proxy or in the email notification you received is the Control Number. If as a registered shareholder you are using your Control Number to login to the Meeting and you accept the terms and conditions, you will be provided the opportunity to vote by online ballot at the appropriate time on the matters put forth at the Meeting. If you have already voted by proxy (or proxies) and you vote again via online ballot during the Meeting, your online vote during the Meeting will revoke your previously submitted proxy (or proxies). If you have already voted by proxy (or proxies) and do not wish to revoke your previously submitted proxy (or proxies), do not vote again during the online ballot.

Duly appointed proxyholders: Mediant/BetaNXT will provide the proxyholder with a Control Number by e-mail after the voting deadline has passed.

Only registered shareholders and duly appointed proxyholders with a Control Number will be entitled to participate and vote at the Meeting. Beneficial shareholders who have not made arrangements for the due appointment of themselves as proxyholder will be able to listen to the Meeting, but they will not be able to participate or vote at the Meeting.

If the shares are registered in the name of a corporation, a duly authorized officer of the corporation may attend on its behalf, such duly authorized officer must have the Control Number provided in order to login to the Meeting.

If you attend the online Meeting, it is important that you are connected to the internet at all times during the Meeting in order to vote when balloting commences. It is your responsibility to ensure connectivity for the duration of the Meeting. You should allow ample time to check into the Meeting online and complete the related procedures.

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions, withheld votes and broker non-votes. Abstentions represent a shareholder’s affirmative choice to decline to vote on a proposal, against votes represent a shareholder’s affirmative choice to vote against a particular director nominee and withheld votes represent a shareholder’s affirmative choice to decline to vote for the appointment of PwC as the Corporation’s auditor. Properly executed proxy cards will be voted by the designated proxy holder in accordance with the instructions of the proxy card and proxy cards that are marked “abstain” or “withhold” on any proposal, as applicable, will be treated as abstentions for that proposal.

Broker non-votes occur when a broker or intermediary holding Common Shares for a beneficial owner does not vote on a particular matter because such intermediary does not have discretionary authority to vote on that matter and has not received voting instructions from the beneficial owner. Intermediaries typically do not have discretionary authority to vote on non-routine matters. Under the securities laws of the U.S., and the applicable rules of the New York Stock Exchange (the “NYSE”), which apply to all NYSE-licensed intermediaries who have record ownership of listed company stock (including stock such as our Common Shares that are listed on The Nasdaq Global Market (“Nasdaq”)), intermediaries have discretionary authority to vote on routine matters when they have not received timely voting instructions from the beneficial owner. The matters on which brokers will have discretionary authority to vote in the absence of instructions from the beneficial owners are described in the table included in the section titled “Voting Shares and Principal Holders of Voting Shares.”

Quorum

The quorum for the Meeting shall be the presence, in person or by proxy, of the holders of not less than 33⅓% of the issued and outstanding shares of the Corporation entitled to be voted at the Meeting. Only shareholders of record at the close of business on the Record Date and duly appointed proxyholders will be entitled to vote at the Meeting (subject, in the case of voting by proxy, to the timely deposit by each shareholder of record, or beneficial owner of Common Shares, of his, her or its executed form of proxy as described herein). Abstentions and broker non-votes are included in the calculation of the number of votes considered to be present at the Meeting for purposes of determining a quorum. Registered shareholders or proxyholders representing shareholders participating in the Meeting virtually will be considered to be present in person at the Meeting for the purposes of determining quorum. In the absence of a quorum, the Chairman of the Meeting may adjourn the Meeting. If the Meeting is adjourned for less than 30 days, the Corporation is not required to provide notice of such adjourned meeting other than by announcement at the original Meeting that it is adjourned.

VOTING SHARES AND PRINCIPAL HOLDERS OF VOTING SHARES

The authorized capital of the Corporation consists of an unlimited number of Common Shares and an unlimited number of preferred shares issuable in series. Our Common Shares are listed for trading on Nasdaq. As of the Record Date, the Corporation had 96,642,822 Common Shares issued and outstanding, and no preferred shares issued and outstanding. As of the Record Date, the Corporation also had non-voting pre-funded warrants which grant the holders the right to purchase up to 2,931,293 Common Shares at an exercise price of $0.0001 per Common Share (“Pre-Funded Warrants”). No portion of any Pre-Funded Warrant may be exercised that, upon giving effect to such exercise, would cause the holder to beneficially own in excess of the thresholds set forth in the applicable Pre-Funded Warrant, subject to the terms of the Pre-Funded Warrants and the holder’s ability to elect a higher or lower percentage not in excess of 19.99% upon at least 61 days’ notice to the Corporation.

At the Meeting, each holder of Common Shares as of the Record Date is entitled to one vote per Common Share held in connection with each matter to be acted upon at the Meeting.

Applicable Voting Standards

The CBCA requires “majority voting” for uncontested director elections, i.e., where the number of nominees for director is not greater than the number of directors to be elected. Under the CBCA, shareholders are allowed to vote “for” or “against” (as opposed to voting “for” or “withhold”) each director nominee. If a nominated director does not receive a majority of the votes cast for his or her election, such nominated director will not be elected, provided that in the case of an incumbent director who is not elected, such director may continue in office until the earliest of: (i) the 90th day after the election; and (ii) the day on which his or her successor is appointed or elected.

In addition, the Board is prohibited from appointing or re-appointing, as the case may be, any director nominee that failed to be elected except in limited circumstances to ensure that the Board is composed of the number of Canadian residents or the number of directors who are not officers or employees of the Corporation as is required by the CBCA. Any director nominee that fails to be elected may be nominated again at the next meeting of shareholders at which there is an election of directors.

The table below describes the proposals to be voted on at the Meeting, the votes required for approval, whether brokers have discretionary voting authority, the impact of abstentions and broker non-votes and how a shareholder may vote on a particular proposal.

Proposal	Vote Required	Do Brokers Have Discretionary Voting Authority?	Are Broker Non-Votes Expected?	Impact of Abstentions / Withhold Votes	Impact of Broker Non-Votes	You May Vote
Election of directors	Majority of Votes Cast Must Vote “FOR”	No	Yes	N/A	No Effect	“FOR” or “AGAINST”
Approval on an advisory basis, of the named executive officers' compensation	Majority of Votes Cast Must Vote “FOR”	No	Yes	No Effect	No Effect	“FOR” “AGAINST” or “ABSTAIN”
Approval on an advisory basis, of the frequency of future shareholder advisory votes to approve the compensation paid to our named executive officers	Frequency of future advisory votes selected by shareholders will be the frequency that receives the greatest number of votes cast	No	Yes	No Effect	No Effect	“1 YEAR” “2 YEAR” “3 YEAR” or “ABSTAIN”
Approval of 2026 Equity Incentive Plan	Majority of Votes Cast Must Vote “FOR”	No	Yes	No Effect	No Effect	“FOR” “AGAINST” or “ABSTAIN”
Appointment of PricewaterhouseCoopers LLP as the Corporation’s auditor	Must Receive Votes “FOR”	Yes	No	No Effect	No Effect	“FOR” or “WITHHOLD”
Authorize the Audit Committee to fix the remuneration paid to the auditor	Majority of Votes Cast Must Vote “FOR”	Yes	No	No Effect	No Effect	“FOR” “AGAINST” or “ABSTAIN”

EXPENSES

Xenon will pay all of the expenses of soliciting proxies for management. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone by directors, officers and employees of Xenon, whose directors, officers and employees will receive no compensation for such solicitation other than their regular salaries or fees. Xenon will also make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxy materials to beneficial owners. Xenon will, upon request, reimburse these institutions for their reasonable charges and expenses incurred in forwarding this proxy material to beneficial owners of Common Shares.

PARTICULARS OF MATTERS TO BE ACTED UPON

ITEM 1 – RECEIPT OF FINANCIAL STATEMENTS

The audited annual financial statements of the Corporation for the year ended December 31, 2025 and the report of the auditor thereon will be placed before shareholders at the Meeting.

ITEM 2 – ELECTION OF DIRECTORS

The directors of the Corporation are elected each year at the annual meeting of the Corporation and hold office until their successors are elected or appointed. The Board has nominated each of the eight (8) persons listed below for election as a director of the Corporation and, in the absence of contrary instructions contained therein, the persons named as proxyholders in the enclosed forms of proxy intend to vote for the election of these nominees. The current term of office for each of our current directors will end at the conclusion of the Meeting.

Each nominee elected to the Board at the Meeting will hold office until the next annual meeting of the Corporation, subject to earlier death, resignation, retirement, disqualification or removal.

The following table sets out the names of the nominees for election as directors of the Corporation, all major offices and positions with the Corporation each now holds, each nominee’s principal occupation, business or employment for the five preceding years, the period of time during which each has been a director of the Corporation and the number of voting securities of the Corporation beneficially owned by each nominee, directly or indirectly, or over which each exercised control or direction, in accordance with National Instrument 51-102 – Continuous Disclosure Obligations, as of the Record Date.

Name and Municipality of Residence(1)	Current Position with the Corporation(1)	Age(1)	Principal Occupation or Employment in past 5 years(1)	Previous Service as a Director	Number of Voting Securities Beneficially Owned, Controlled or Directed(1)(2)
Dawn Svoronos(4) Baie D’Urfe, QC Canada	Lead Independent Director	72

Ms. Svoronos has served as Chair of our Board since June 2024, Lead Independent Director from June 2021 to June 2024, and member of our Board since September 2016. Ms. Svoronos sits on the board of directors of Galapagos NV, a publicly traded biopharmaceutical company. She also sits on the board of the privately held biotechnology company Agnovos Bioscience. Ms. Svoronos retired in 2011 from Merck & Co., Inc. following a 23-year career in commercial positions of increasing seniority, most recently as President of Europe and Canada. Her previously held positions with Merck include Vice President of Asia Pacific and Vice President of Global Marketing for the Arthritis, Analgesics, and Osteoporosis franchises. Ms. Svoronos previously sat on the boards of Adverum Biotechnologies, Inc., Theratechnologies Inc., Acelyrin, Inc., PTC Therapeutics, Inc., Global Blood Therapeutics, Inc., Endocyte, Inc., and Medivation Inc. Ms. Svoronos received a BA in English and French literature from Carleton University. Our Board believes that Ms. Svoronos is qualified to serve as a director because of her experience in commercialization of pharmaceutical products and her senior management experience in the pharmaceutical industry.

				Director since September 2016	25,000 Common Shares

Gillian Cannon(4) Princeton, NJ, USA	Director	62

Dr. Cannon has been a member of our Board since August 2023. Dr. Cannon brings more than 30 years of experience in the pharmaceutical industry, where she has served in leadership roles at multiple prominent global pharmaceutical companies, including Merck and Co. Inc., UCB Inc., and Otsuka Pharmaceuticals. Serving more than 25 years at Merck, Dr. Cannon held a variety of senior positions, including Global Vice President for Commercial Operations at Merck’s start-up biosimilar business, Merck BioVentures, Business Unit Head for Merck’s specialty products

				Director since August 2023	0 Common Shares

franchise, and Global Commercial Head of Merck’s neuroscience franchise. More recently, Dr. Cannon was the President of North American Operations for UCB Inc. from 2015 to 2017. In 2018, Dr. Cannon joined Roivant Sciences, a biotechnology company, serving initially as COO for Alyvant and, subsequently, as Head of Commercial Innovation for Roivant until March 2024. Dr. Cannon currently serves on the board of directors for Corcept Therapeutics, a publicly traded clinical-stage biopharmaceutical company, Affibody AB, a private Swedish biotechnology company, CoSyne Therapeutics, a private UK-based life sciences company, NW PharaTech, a private-UK-based life sciences company, and Our Future Health Trading Board, the largest UK health research program. From November 2020 to May 2025, she served on the board of Edinburgh Innovations, the commercial arm of Edinburgh University. She also serves as a lecturer in the Drug Discovery Master’s program at Drexel University, PA. Dr. Cannon received her BSc from the University of Edinburgh and PhD in health administration from Temple University. Our Board believes that Dr. Cannon is qualified to serve as a director because of her experience in commercialization of pharmaceutical products, her scientific background and her senior management experience in the pharmaceutical industry.

Steven Gannon(3) Montreal, QC Canada	Director	64

Mr. Gannon has served as a member of our Board since May 2015. Mr. Gannon has served as chairman of the board of directors of Altasciences, a private CRO/CDMO company, since April 2021 and director of the private companies Ritedose Pharmaceuticals since March 2022 and Laborie Technologies since September 2016. Mr. Gannon previously served on the boards of directors of Fusion Pharmaceuticals Inc., a publicly traded biopharmaceutical company, from January 2020 until its acquisition by AstraZeneca in June 2024, enGene Inc., a private biotechnology company, from February 2017 to June 2023, and Aerogen Limited, a private medical technology company, from November 2018 to July 2020. From June 2014 to March 2018, Mr. Gannon served on the board of directors of Advanced Accelerator Applications SA, a healthcare company acquired by Novartis in January 2018. Mr. Gannon was Chief Financial Officer, Senior Vice President of Finance and Treasurer, at Aptalis Pharma Inc. until February 2014, after which it was sold to Forest Laboratories. Prior to joining Aptalis in 2006, Mr. Gannon served as Chief Financial Officer for Cryocath Technologies Inc. from 1999 to 2006, Director of Finance and Administration of the Research Division of AstraZeneca Canada Inc. from 1996 to 1999, and Chief Financial Officer of Mallinckrodt Medical Inc.’s Canadian operations from 1989 to 1995. He received a BCom in accounting and business systems from Concordia University in Montreal, Canada, in 1983 and completed the Executive Program at the Richard Ivey School of Business at the University of Western Ontario in Ontario, Canada, in 1995. He has been a CPA, CA, since 1985. Our Board believes that Mr. Gannon is qualified to serve as a director because of his financial expertise and his senior management experience in the pharmaceutical industry.

			Director since May 2015	7,141 Common Shares

Elizabeth Garofalo(4) Ann Arbor, MI USA	Director	68

Dr. Garofalo has served as a member of our Board since June 2021. Since 2016, Dr. Garofalo has served as the Principal for EAG Pharma Consulting LLC. Previously, she served in numerous leadership roles, including Senior Vice President and Global Head of Clinical Development for Novartis and a member of its Global Development Leadership Team, chair of the Novartis Portfolio Stewardship Board, Co-Head of the Novartis Neuroscience Franchise, Head of the Neuroscience Therapy Area at Astellas, Ann Arbor Site Head of Worldwide Regulatory Affairs at Pfizer, and Ann Arbor Site Head of Neuroscience at Pfizer. Since September 2020, Dr. Garofalo has served on the board of directors of Acadia Pharmaceuticals Inc., and since September 2021, as director of Alector, Inc. Dr. Garofalo previously sat on the board of Exicure Inc., a biotechnology company, from March 2021 until February 2023, serving as chair of its board from February 2022 until February 2023. From February 2018 to March 2025, she sat on the board of the nonprofit Institute for Advanced Clinical Trials for Children (I-ACT), where she served as chair of the board of directors and chair of the Pediatric Oversight Committee. For several years, she was the chair of the Business Advisory Board for the Epilepsy Foundation of America. She has an MD from the Indiana University School of Medicine and completed fellowships in pediatric neurology and epilepsy at the University of Michigan Medical School. Our Board believes that Dr. Garofalo is qualified to serve as a director because of her experience in the pharmaceutical industry—with a particular focus on neurology and epilepsy—and expertise related to drug development, therapeutic product lifecycle management, and risk mitigation oversight.

			Director since June 2021	0 Common Shares

Justin Gover(3)(5) La Jolla, CA, USA	Director	55

Mr. Gover has been a member of our Board since August 2023. Mr. Gover brings nearly 25 years of experience in leadership positions in the biotechnology industry in the UK and the U.S. Mr. Gover served as founding Chief Executive Officer and as a director of GW Pharmaceuticals plc from the company’s inception in 1999 until its sale to Jazz Pharmaceuticals plc for $7.2 billion in May 2021. Mr. Gover led GW from London, UK from 1999 to 2015, at which time he relocated to San Diego, CA to open the company’s U.S. headquarters. At GW, Mr. Gover led the development and commercialization of Epidiolex® (cannabidiol), which is approved in the U.S. and Europe in the field of childhood onset epilepsy. From 2018 to 2021, Mr. Gover served on the board of directors of the Biotechnology Innovation Organization (BIO). Mr. Gover currently serves on the board of directors of Compass Pathways plc, a publicly traded mental health biotechnology company and on the boards of CURE Epilepsy and Rady Children’s Institute for Genomic Medicine. Mr. Gover holds an M.B.A. from the INSEAD business school in France and a B.Sc. (Hons) from Bristol University, UK. Our Board believes that Mr. Gover is qualified to serve as a director because of his experience in commercialization of pharmaceutical products and his senior management experience in the pharmaceutical industry.

			Director since August 2023	0 Common Shares

Patrick Machado(3)(5) Sydney, NSW Australia	Director	62

Mr. Machado has served as a member of our Board since November 2020. Mr. Machado co-founded and served as Chief Financial Officer and Chief Business Officer at Medivation, Inc. until his retirement in 2014 and served as a member of Medivation’s board of directors from 2014 until its acquisition for approximately $14 billion by Pfizer in 2016. During his tenure at Medivation, Mr. Machado helped lead the company through substantial growth and challenges, providing strong leadership during the clinical development and successful commercial launch of XTANDI®. Mr. Machado serves as a member of the Boards of Directors of Alumis, Inc. and Arcus Biosciences, Inc. Mr. Machado previously served on the Boards of the publicly traded biotechnology companies Principia Biogpharma Inc., Roivant Sciences Ltd., Turning Point Therapeutics, Inc., Turnstone Biologics Corp., Chimerix, Inc., Acelyrin, Inc., and Adverum Biotechnologies, Inc. Earlier in his career, from 1998 to 2001, Mr. Machado worked with ProDuct Health, Inc., a medical device company as Senior Vice President, Chief Financial Officer and earlier as General Counsel. He served as a consultant to Cytyc Corporation to assist with transitional matters from 2001 to 2002. Mr. Machado worked for Morrison & Foerster LLP, a leading international law firm, and for the Massachusetts Supreme Judicial Court. Mr. Machado received his J.D. degree from Harvard Law School and holds both a Bachelor of Science degree in Economics and a Bachelor of Arts degree in German from Santa Clara University in California. Our Board believes that Mr. Machado is qualified to serve as a director because of his senior management experience and his service on public and private company boards in the pharmaceutical industry.

			Director since November 2020	0 Common Shares

Ian Mortimer North Vancouver, BC Canada	President and Chief Executive Officer and Director	50

Mr. Mortimer has served as our President and Chief Executive Officer since June 2021. He has held several roles of increasing responsibility since joining Xenon in 2013 as our Chief Financial Officer, including President, Chief Operating Officer, and Corporate Secretary. Before Xenon, Mr. Mortimer was the Executive Vice President and Chief Financial Officer at Tekmira Pharmaceuticals Corporation (now Arbutus Biopharma Corporation), where he managed the company’s finances and capital markets activities, including leading their Nasdaq listing in 2010. His earlier career included serving as Chief Financial Officer at Inex Pharmaceuticals, which he joined in 1997. Mr. Mortimer also lends his expertise to the board of directors for BIOTECanada. He earned his MBA from Queen’s University, his BSc in microbiology from the University of British Columbia, and is a Chartered Professional Accountant. Our Board believes that Mr. Mortimer is qualified to serve as a director because of his executive leadership experience in the pharmaceutical industry, his many years of service as an executive of the Corporation and his knowledge and perspective of the Corporation.

			Director since June 2021	34,223(6) Common Shares

Gary Patou(5) Los Altos Hills, CA USA	Director	67

Dr. Patou has served as a member of our Board since January 2004. Dr. Patou has served as a Chief Medical Officer at Star Therapeutics Inc. since August 2020. Dr. Patou has served as a member of the board of directors and Chief Medical Officer for BioIntervene Inc., a preclinical stage biopharmaceutical company, since January 2019. Previously, Dr. Patou was an Executive Partner at MPM Capital from 2005 until 2020, and has served as interim Chief Medical Officer in various MPM portfolio companies, including at Blade Therapeutics from October 2018 to December 2020. Prior to joining MPM, Dr. Patou was Executive Vice President and Chief Medical Officer of Oscient Pharmaceuticals Corp. from February 2004 to April 2005 following its merger with GeneSoft Pharmaceuticals, Inc. Prior to GeneSoft, Dr. Patou worked at SmithKline Beecham Pharmaceuticals, now a unit of GlaxoSmithKline, as Senior Vice President and Director, Project and Portfolio Management, managing all of the company’s pharmaceutical development projects. Dr. Patou has held a number of academic appointments at University College & Middlesex School of Medicine and received his B.Sc. from University of London and his M.D. from University College London. Our Board believes that Dr. Patou is qualified to serve as a director because of his scientific background and his senior management experience in the pharmaceutical industry.

			Director since January 2004	28,475(7) Common Shares

(1)
This information has been provided by the respective director as of the Record Date.
(2)
The number of Common Shares set forth in this table have been presented in accordance with National Instrument 51-102 – Continuous Disclosure Obligations and do not include derivative securities that may be held by the persons included in the table. Such figures have not been calculated pursuant to the beneficial ownership rules promulgated by the SEC. For additional information regarding ownership of Common Shares presented in accordance with the SEC’s beneficial ownership rules, please see the section of this Circular captioned “Security Ownership of Certain Beneficial Owners and Management.”
(3)
Current member of the Audit Committee of the Board.
(4)
Current member of the Nominating and Corporate Governance Committee of the Board.
(5)
Current member of the Compensation Committee of the Board.
(6)
Consists of (i) 19,923 Common Shares held by Mr. Mortimer and (ii) 14,300 Common Shares held by Mr. Mortimer’s spouse.
(7)
Consists of (i) 23,573 Common Shares held by Dr. Patou and (ii) 4,902 Common Shares held by the Patou Family Trust.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS:

A VOTE “FOR” THE PROPOSED DIRECTORS

Penalties, Sanctions and Orders

As at the date of this Circular and within the past 10 years before the date of this Circular, no proposed nominee for election as a director of the Corporation:

(a)
is or was a director, chief executive officer or chief financial officer of any company (including the Corporation) that:
i.
was subject to a cease trade or similar order or an order denying the relevant company access to any exemptions under securities legislation, that was in effect for a period of more than 30 consecutive days (any such order being an “Order”), that was issued while the proposed nominee was acting in the capacity as director or executive officer; or
ii.
was subject to an Order that was issued after the proposed nominee ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while the proposed nominee was acting in the capacity as director, chief executive officer or chief financial officer;
(b)
is or was a director or executive officer of any company (including the Corporation) that while the proposed nominee was acting in that capacity or within a year of the proposed nominee ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or
(c)
is or has become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed nominee.

No proposed nominee for election as a director of the Corporation has been subject to:

(a)
any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or
(b)
any other penalties or sanctions imposed by a court or a regulatory body that would likely be considered important to a reasonable shareholder in deciding whether to vote for a proposed director.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of our Common Shares outstanding as of the Record Date for:

•
each person who, to the knowledge of the directors and officers of the Corporation, owns more than 5% of our Common Shares;
•
each of our current directors and each nominee for election to our Board;
•
each of our executive officers named in the Summary Compensation Table included in this Circular; and
•
all current directors and executive officers as a group.

The percentages of Common Shares shown as beneficially owned in the table are based on 96,642,822 Common Shares outstanding as of the Record Date. The holders of Common Shares are entitled to one vote per Common Share.

Information with respect to beneficial ownership has been furnished by each director, director nominee, executive officer and, to the knowledge of the Corporation, each beneficial owner of more than 5% of our Common Shares. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules take into account Common Shares issuable pursuant to the exercise of stock options or conversion of other convertible securities that are either immediately exercisable or convertible or exercisable or convertible within 60 days of the Record Date. These Common Shares are deemed to be outstanding and beneficially owned by the persons holding the stock options or other convertible securities for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the beneficial ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable common property laws.

Except as otherwise noted below, the address for each person or entity listed in the table is c/o Xenon Pharmaceuticals Inc., 3650 Gilmore Way, Burnaby, British Columbia V5G 4W8.

	Common Shares
Name of Beneficial Owner	Number		%
5% and Greater Shareholders
FMR LLC(1)	8,824,363		9.13%
Avoro Capital Advisors LLC(2)	5,666,666		5.86%
Named Executive Officers and Directors
Ian C. Mortimer	1,435,784	(3)	1.46%
Chris Kenney	469,985	(4)	*
Andrea DiFabio	252,091	(5)	*
Dawn A. Svoronos	155,318	(6)	*
Gary Patou	153,649	(7)	*
Steven R. Gannon	132,315	(8)	*
Patrick Machado	101,674	(9)	*
Elizabeth Garofalo	88,174	(10)	*
Gillian Cannon	53,865	(11)	*
Justin Gover	53,865	(12)	*
Thomas Kelly	—		—
Darren Cline	—		—
All current executive officers and directors as a group (12 persons)	2,896,720	(13)	2.91%

* Denotes less than 1% beneficial ownership

(1)
According to a Schedule 13G/A filed with the SEC on August 5, 2025, FMR LLC (“FMR”) is the beneficial owner of 8,824,363 Common Shares. Abigail P. Johnson (“Ms. Johnson”) is a director, the Chairman and the Chief Executive Officer of FMR. Members of the Johnson family, including Ms. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR, representing 49% of the voting power of FMR. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR. The address for FMR is 245 Summer Street, Boston, Massachusetts 02210.
(2)
According to a Schedule 13G/A filed with the SEC on February 14, 2024, as of December 31, 2023, Avoro Capital Advisors LLC (“Avoro”) and Behzad Aghazadeh (“Dr. Aghazadeh”) are the beneficial owners of 5,666,666 Common Shares. Dr. Aghazadeh serves as the portfolio manager and controlling person of Avoro. The address for Avoro is 110 Greene Street, Suite 800, New York, New York 10012.
(3)
Consists of (i) 19,923 Common Shares held by Mr. Mortimer; (ii) 14,300 Common Shares held by Mr. Mortimer’s spouse; and (iii) 1,401,561 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(4)
Consists of (i) 7,069 Common Shares held by Dr. Kenney; and (ii) 462,916 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(5)
Consists of (i) 7,301 Common Shares held by Ms. DiFabio; and (ii) 244,790 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(6)
Consists of (i) 25,000 Common Shares held by Ms. Svoronos; (ii) 2,645 Common Shares issuable upon vesting of restricted share units within 60 days of the Record Date; and (iii) 127,673 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(7)
Consists of (i) 23,573 Common Shares held by Dr. Patou; (ii) 4,902 Common Shares held by Patou Family Trust; (iii) 2,645 Common Shares issuable upon vesting of restricted share units within 60 days of the Record Date; and (iv) 122,529 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(8)
Consists of (i) 7,141 Common Shares held by Mr. Gannon; (ii) 2,645 Common Shares issuable upon vesting of restricted share units within 60 days of the Record Date; and (iii) 122,529 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(9)
Consists of (i) 2,645 Common Shares issuable upon vesting of restricted share units within 60 days of the Record Date; and (ii) 99,029 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date held by Mr. Machado.
(10)
Consists of (i) 2,645 Common Shares issuable upon vesting of restricted share units within 60 days of the Record Date; and (ii) 85,529 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date held by Dr. Garofalo.

(11)
Consists of (i) 2,645 Common Shares issuable upon vesting of restricted share units within 60 days of the Record Date; and (ii) 51,220 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date held by Dr. Cannon.
(12)
Consists of (i) 2,645 Common Shares issuable upon vesting of restricted share units within 60 days of the Record Date; and (ii) 51,220 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date held by Mr. Gover.
(13)
Consists of (i) 109,209 Common Shares held; (ii) 18,515 Common Shares issuable upon vesting of restricted share units within 60 days of the Record Date; and (iii) 2,768,996 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our directors, executive officers, and greater than 10% stockholders file reports with the SEC relating to their initial beneficial ownership of our securities and any subsequent changes. These reports are commonly referred to as Form 3, Form 4 and Form 5 reports. They must also provide us with copies of the reports. Based solely on a review of the copies of such forms in our possession, and on written representations from the reporting persons, we believe that all of these reporting persons complied with their filing requirements for the year ended December 31, 2025, except for the report on Form 4 filed by Ian Mortimer relating to the disposition of 97 common shares pursuant to a Rule 10b5-1 trading plan.

Information about the Board and Corporate Governance

Our Board oversees the management of the business and affairs of Xenon as required under the applicable rules and regulations of the SEC and Nasdaq and under applicable Canadian laws. Our Board conducts its business through meetings of the Board and three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Our Board adopted a set of Corporate Governance Guidelines as a framework within which the Board and its committees conduct business. A copy of the Corporation’s Corporate Governance Guidelines is attached hereto as Schedule A.

Our Board has established guidelines for determining director independence, and all current directors, with the exception of Mr. Mortimer, have been determined by our Board to be independent under applicable Nasdaq rules, the Board’s governance principles and Canadian securities laws. Mr. Mortimer is not considered independent due to his role as President and Chief Executive Officer.

Xenon has also adopted a written Code of Business Conduct and Ethics (“Code of Conduct”) in order to help directors, officers and employees resolve ethical issues in an increasingly complex business environment. The Code of Conduct applies to all of our and our subsidiaries’ directors, officers and employees. The Code of Conduct covers topics including, but not limited to, conflicts of interest, confidentiality and compliance with laws. The Corporation’s Chief Legal Officer is responsible for overseeing and monitoring compliance with the Code of Conduct. The Chief Legal Officer reports directly to the Chief Executive Officer with respect to these matters and also will make periodic reports to the Corporation’s Audit Committee regarding the implementation and effectiveness of the Code of Conduct as well as the policies and procedures put in place to ensure compliance with the Code of Conduct.

In addition, the Nominating and Corporate Governance Committee reviews actual and potential conflicts of interest of officers and members of our Board, other than related party transactions, which are reviewed by our Audit Committee. The Corporation is committed to maintaining high standards of corporate governance and this philosophy is continually communicated by our Board to management which in turn is emphasized to the employees of the Corporation on a continuous basis.

A copy of the most up-to-date version of our Code of Conduct is available within the “Investors” section on our website located at https://www.xenon-pharma.com and on SEDAR+ at http://www.sedarplus.ca. We will post amendments to our Corporate Governance Guidelines and Code of Conduct or waivers of the same for directors and executive officers on the “Investors” section on our website located at https://www.xenon-pharma.com.

Risk Management

Our Board has an active role, as a whole and also at the committee level, in overseeing the management of our risks. Our Board is responsible for general oversight of risks and regular review of information regarding our risks, including operational risks. The Compensation Committee is responsible for overseeing the management of risks relating to our compensation plans and arrangements. The Audit Committee is responsible for overseeing the management of risks relating to investments, credit, liquidity, enterprise risks including cybersecurity and data privacy, accounting matters and financial reporting. The Nominating and Corporate Governance Committee is responsible for overseeing the management of risks associated with the independence of our Board, potential conflicts of interest and environmental, social and governance matters. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through discussions from committee members and from senior management about such risks. Our Board believes that its leadership structure is appropriate to enable its administration of its risk oversight function.

Insider Trading Policies

We have adopted a securities trading policy that governs the purchase, sale, and other dispositions of the Corporation’s securities by directors, officers, and employees. We believe that our securities trading policy and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable listing standards. The insider trading policy does not apply directly to repurchases of the Corporation’s securities by the Corporation, but if we were to repurchase our securities, we expect to follow the insider trading policy’s guidelines in connection with securities repurchases by effecting trades either during open window periods under the policy or through adoption, during an open window period, of a pre-arranged trading plan that satisfied the affirmative defense requirements of Rule 10b5-1 under the Exchange Act.

Meetings

Our Board held eleven (11) meetings in 2025. Each incumbent director attended all Board meetings during such period, except that each of Mr. Machado and Dr. Patou did not attend two meetings of the Board, and Dr. Garofalo did not attend one meeting of the Board.

The three standing Board committees met the number of times shown in parentheses in 2025: Audit Committee (4); Compensation Committee (5); and Nominating and Corporate Governance Committee (2). Each incumbent director attended all meetings of all Board committees on which they served during such period.

No incumbent director attended fewer than 75% of the aggregate of (1) the total number of meetings of the Board held in 2025 during the period for which he or she has been a director and (2) the total number of meetings held by all committees in 2025 on which he or she served during the periods that he or she served.

We have a formal policy regarding attendance by directors at our annual meetings of shareholders which states that all directors are expected to attend, provided that a director who is unable to attend such a meeting is expected to notify the Chair of the Board in advance of any such meeting. In 2025, all of our directors attended our annual general meeting.

Committees of the Board

Our Board currently has three standing committees: the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee. Our Board has not historically adopted descriptions for the positions Chair for each of the Board committees; however, the roles and responsibilities for each of the committees of the Board is set forth in the charter for each committee of the Board, which are summarized below.

Audit Committee

Our Audit Committee oversees our corporate accounting and financial reporting process. Among other matters, our Audit Committee:

•
approves the hiring, discharging and compensation of our independent auditors;
•
oversees the work of our independent auditors;
•
approves engagements of the independent auditors to render any audit or permissible non-audit services;
•
establishes procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls, auditing or compliance matters;

•
reviews on a periodic basis, or as appropriate, our investment policy and recommends to our Board any changes to such policy;
•
reviews compliance with our investment policy;
•
reviews the qualifications, independence and performance of the independent auditors;
•
reviews and/or approves financial statements, critical accounting policies and estimates;
•
reviews the adequacy and effectiveness of our internal controls;
•
reviews and discusses with management and the independent auditors the results of our annual audit, our quarterly financial statements and our publicly filed reports; and
•
oversees risk assessment and risk management, including risks associated with our information systems and technology, including cybersecurity.

The current members of our Audit Committee are Mr. Gannon, Mr. Gover and Mr. Machado. Mr. Gannon serves as the Chair of our Audit Committee. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq and under applicable Canadian securities laws. Each of Mr. Gannon (Chair), Mr. Gover and Mr. Machado is an Audit Committee financial expert, as that term is defined under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002, and possesses financial sophistication, as defined under Nasdaq rules. Under the rules of the SEC and Nasdaq, members of our Audit Committee must also meet heightened independence standards. Our Board has determined that each of Mr. Gannon (Chair), Mr. Gover and Mr. Machado meet these heightened independence standards, as well as the independence standards of Canadian securities laws. See the biographies for each member of our Audit Committee under the section of this Circular captioned “Item 2 – Election of Directors” for more information regarding their respective skills and experience with respect to financial statements, accounting principles and financial reporting.

Our Audit Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq and applicable Canadian securities laws. The Audit Committee’s current charter is attached hereto as Schedule B and is available under the “Investors” tab on our website at https://www.xenon-pharma.com. We will disclose any amendments to, or waivers of, the charter on our website at https://www.xenon-pharma.com in accordance with applicable law and the requirements of Nasdaq corporate governance standards.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee oversees and assists our Board in reviewing and recommending nominees for election as directors. Among other matters, our Nominating and Corporate Governance Committee:

•
evaluates and makes recommendations regarding the organization and governance of our Board and its committees;
•
assesses the performance of members of our Board and makes recommendations regarding committee and Chair assignments;
•
recommends desired qualifications for Board membership, evaluates Board composition and conducts searches for potential members of the Board;
•
reviews and makes recommendations with regard to our Corporate Governance Guidelines; and
•
oversees the Corporation’s environmental, social and governance strategy, initiatives, and policies.

The current members of our Nominating and Corporate Governance Committee are Dr. Cannon, Dr. Garofalo and Ms. Svoronos. Ms. Svoronos serves as the Chair of our Nominating and Corporate Governance Committee. Each member of our Nominating and Corporate Governance Committee is an independent director under the applicable rules and regulations of the SEC and Nasdaq and applicable Canadian securities laws.

Our Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq and applicable Canadian securities laws. Our Nominating and Corporate Governance Committee’s current charter is available under the “Investors” tab on our website at https://www.xenon-pharma.com. We will disclose any amendments to, or waivers of, the charter on our website at https://www.xenon-pharma.com in accordance with applicable law and the requirements of the Nasdaq corporate governance standards.

Compensation Committee

Our Compensation Committee oversees our compensation policies, plans and benefits programs. Among other matters, our Compensation Committee:

•
reviews and recommends or approves, as applicable, policies relating to the compensation and benefits of our directors, executive officers and employees;
•
reviews and approves, after consultation with the Board, corporate objectives relevant to the compensation of our Chief Executive Officer;
•
reviews and approves, after consultation with the Board and the Chief Executive Officer, corporate objectives related to the compensation of other executive officers;
•
reviews and approves, after consultation with the Board and the Chief Executive Officer, the performance of our executive officers in light of established goals and objectives;
•
reviews and approves, after consultation with the Board and/or the Chief Executive Officer, compensation of our officers after considering his or her, as applicable, evaluations and other relevant factors; and
•
reviews, approves and administers the issuance of stock options and other awards under our equity incentive plans to our employees and after consultation with the Board, to our executive officers and directors.

The current members of our Compensation Committee are Mr. Gover, Mr. Machado and Dr. Patou. Mr. Gover serves as the Chair of our Compensation Committee. Pursuant to its charter, the Compensation Committee may form and delegate to subcommittees and committees of officers or other appropriate employees any power and authority the Compensation Committee deems appropriate, excluding any power or authority required by law, regulation or listing standard to be exercised by the Compensation Committee as a whole. Each of the members of our Compensation Committee is an independent director under the applicable rules and regulations of the SEC and Nasdaq and applicable Canadian securities laws and a non-employee director within the meaning of Rule 16b-3 under the Exchange Act. See the biographies for each member of our Compensation Committee under the section of this Circular captioned “Item 2 – Election of Directors” for more information regarding their respective skills and senior management and board experience related to compensation policies and practices in our industry.

Our Compensation Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq and applicable Canadian securities laws. Our Compensation Committee’s current charter is available under the “Investors” tab on our website at https://www.xenon-pharma.com. We will disclose any amendments to, or waivers of, the charter on our website at https://www.xenon-pharma.com in accordance with applicable law and the requirements of the Nasdaq corporate governance standards.

Our Board may from time to time establish other committees.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2025, Mr. Gover, Mr. Machado and Dr. Patou served as members of our Compensation Committee. No such person is currently, or has been at any time, one of our officers or employees. None of our executive officers currently serve, or have served during the last completed three fiscal years, as a member of the board of directors or compensation committee of any other entity that has or had one or more executive officers serving as a member of our Board or Compensation Committee.

Director Nominations

Our Nominating and Corporate Governance Committee identifies, selects and recommends to the Board individuals qualified to serve both on the Board and on Board committees, including persons suggested by shareholders and others. Please see the section of this Circular captioned “Item 2 – Election of Directors” for additional information.

In identifying candidates for nominations to the Board, our Nominating and Corporate Governance Committee seeks to maintain at all times a Board with a diverse range of experience, talent, expertise and background appropriate for the business of the Corporation. Our Nominating and Corporate Governance Committee does not require any specific minimum qualifications or specific qualities or skills, but reviews each person’s qualifications on the whole, including a candidate’s particular experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that our Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board. Following that review, our Nominating and Corporate Governance Committee then selects nominees and recommends them to the Board for election by the shareholders or appointment by the Board, as the case may be. Our Nominating and Corporate Governance Committee also reviews the suitability of each Board member for continued service as a director when that member’s term expires or that member experiences a significant change in status (for example, a change in employment). Our Nominating and Corporate Governance Committee has not implemented any particular additional policies or procedures to address suggestions received from shareholders with respect to Board or committee nominees because the Nominating and Corporate Governance Committee intends to use the same criteria and manner of review to evaluate candidates (as outlined above), whether or not they are suggested by shareholders.

The term of each director expires at the end of each annual meeting of shareholders, or when the successor of such director is elected or appointed to the Board, subject to earlier death, resignation, retirement, disqualification or removal of such director. The Corporation does not impose term limits on its directors as it takes the view that term limits are an arbitrary mechanism for removing directors which can result in valuable, experienced directors being forced to leave the Board solely because of length of service. Instead, the Corporation believes that directors should be assessed based on their ability to continue to make a meaningful contribution. Our Board’s annual assessment of directors reviews the strengths and weaknesses of directors and is, in the Board’s view, together with annual elections by the shareholders, a more meaningful way to evaluate the performance of directors and to make determinations about whether a director should be removed due to under-performance.

Diversity

Our Nominating and Corporate Governance Committee believes that having a diverse Board and senior management team offers a depth of perspective and enhances Board and management operations. Our Nominating and Corporate Governance Committee takes diversity, including business experience, geography, age, gender, visible minorities, Indigenous peoples, persons with disabilities, sexual orientation and other personal characteristics into consideration as part of its overall recruitment and selection process in respect of the Board and senior management. However, the Corporation does not have a formal policy nor measurable objectives on the representation of women or other Designated Groups (as defined in the Employment Equity Act (Canada)) on the Board or senior management of the Corporation as our Board does not believe that a formal policy and/or measurable objectives will necessarily result in the identification or selection of the best candidates. In searches for new directors and senior management, our Nominating and Corporate Governance Committee will consider the level of female and other Designated Groups representation and diversity on the Board and in senior management and this will be one of several factors used in its search process.

In accordance with the reporting requirements of the CBCA, as of the date of this Circular, there are currently three (3) female directors of eight (8) directors on our Board (38%) and three (3) of the eight (8) nominees for election to our Board are female (38%). There is currently one (1) female executive officer of five (5) executive officers (20%) of the Corporation. Zero (0) of eight (8) directors on our Board (0%) and zero (0) out of five (5) executive officers (0%) self-identify as a member of a visible minority, which is defined in Canada’s Employment Equity Act as persons, other than Aboriginal peoples, who are non-Caucasian in race or non-white in color. The Corporation currently has no Board members and no executive officers who self-identify as Aboriginal peoples or persons with disabilities. Our Board has two (2) of eight (8) directors on our Board (25%) who self-identify as LGBTQ+ and two (2) of the eight (8) nominees for election to our Board self-identifies as LGBTQ+ (25%). The Corporation continues to be committed to ongoing review with respect to the diversity of its directors, executive officers and members of senior management.

Board Diversity Matrix(1) (As of April 22, 2026)
Total Number of Directors	8
	Female	Male		Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	5		—	—
Part II: Demographic Background
White(2)	3	5		—	—
LGBTQ+			2

(1)
To see our Board Diversity Matrix as of April 24, 2025, please see our proxy statement filed with the SEC on April 24, 2025.
(2)
White (not of Hispanic or Latinx origin) means a person having origins in any of the original peoples of Europe, the Middle East, or North Africa.

Shareholder Recommendations for Nominations to the Board of Directors

One or more shareholders holding in the aggregate not less than five percent (5%) of our Common Shares that are entitled to vote at a meeting of our shareholders may make a shareholder proposal for the nomination of a director in accordance with the requirements of the CBCA. Upon receipt of a proposal in compliance with the requirements of the CBCA, the Corporation must set out such proposal in the proxy statement and management information circular sent to shareholders in advance of the Corporation’s next annual meeting.

Nominations for directors not made in accordance with the shareholder proposal requirements of the CBCA shall be considered by our Nominating and Corporate Governance Committee in accordance with the requirements of our by-laws. Under our by-laws, shareholders of record and beneficial owners of Common Shares may nominate a candidate for election as a director at an annual meeting of the Corporation by submitting a notice to our Corporate Secretary not less than 30 days and not more than 65 days prior to an annual meeting; provided however that in the event that the annual meeting is held less than 50 days after the first public announcement of the annual meeting is made, notice by shareholders must be given to the Corporation not later than 10 days following the date of such public announcement. A notice providing a nomination must include, among other things, certain prescribed information about the nominee and the recommending shareholder; a certification by the recommending shareholder that the recommending shareholder’s notice does not contain an untrue statement and does not omit to state a material fact; and written consent of the nominee to serve as a director of the Corporation, if elected. Shareholders should refer to Section 5.5 of our by-laws for more details relating to the requirements for such notice. Notwithstanding the foregoing, a shareholder who wishes to nominate a candidate to serve as a director must also comply with the requirements of Rule 14a-19 of the Exchange Act.

Any nomination or shareholder proposal for the nomination of directors should be sent in writing to 3650 Gilmore Way, Burnaby, British Columbia, V5G 4W8, Canada, Attention: Corporate Secretary. Shareholder proposals for our 2027 annual meeting must be received by us on or before April 3, 2027 pursuant to Rule 14a-19 of the Exchange Act. In addition, shareholders may submit proposals for the nomination of directors to be considered at the 2027 annual meeting of our shareholders under the provisions of the CBCA no earlier than January 5, 2027 and no later than March 6, 2027. Nominations for directors pursuant to our by-laws must be received by us no earlier than March 31, 2026 and no later than May 5, 2026 for consideration at the Meeting. Shareholders wishing to nominate a director for election should review the relevant provisions of the CBCA and our by-laws. For additional information on shareholder proposals other than for the nomination of directors at our 2027 annual meeting, see “Shareholder Proposals” elsewhere in this Circular.

Shareholder Communications with the Board of Directors

Shareholders wishing to communicate with a member of our Board may do so by writing to such director, and mailing the correspondence to: Xenon Pharmaceuticals Inc., 3650 Gilmore Way, Burnaby, British Columbia, V5G 4W8, Canada, Attention: Chief Legal Officer. The Chief Legal Officer will forward the messages to the appropriate member of our Board.

Director Independence

Under Nasdaq rules, independent directors must comprise a majority of a listed company’s board of directors within a specified period of the completion of its initial public offering. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and governance committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. Under Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

To be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

Our Board has undertaken a review of its composition, the composition of its committees and the independence of current directors and considered whether any current director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that none of Dr. Cannon, Mr. Gannon, Dr. Garofalo, Mr. Gover, Mr. Machado, Dr. Patou, or Ms. Svoronos, being seven of our eight current directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under Nasdaq rules and Canadian securities laws. Our Board also determined that Mr. Gannon (Chair), Mr. Gover and Mr. Machado, who comprise our Audit Committee, Mr. Gover (Chair), Mr. Machado and Dr. Patou, who comprise our Compensation Committee, and Ms. Svoronos (Chair), Dr. Cannon and Dr. Garofalo, who comprise our Nominating and Corporate Governance Committee, in each case subject to his or her re-election to the Board, satisfy the independence standards for those committees established by applicable SEC and Nasdaq rules and Canadian securities laws.

In making this determination, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our Common Shares by each non-employee director. Of the eight director nominees named in this Circular for election to our Board, only Mr. Mortimer would not be considered independent under Nasdaq rules and Canadian securities laws.

Ms. Svoronos is the Chair of the Board. The roles of Chief Executive Officer and Chair of our Board are currently separated in recognition of the differences between the two roles. We believe that it is in the best interests of our shareholders for the Board to make a determination regarding the separation or combination of these roles each time it elects a new Chair or appoints a Chief Executive Officer, based on the relevant facts and circumstances at such time.

In accordance with the Corporate Governance Guidelines, meetings of the independent directors of the Corporation, without the presence of non-independent directors and members of management, are generally held following each regularly scheduled Board meeting and at such other times as requested by independent directors. The independent directors met six (6) times without the presence of non-independent directors and members of management during 2025.

We believe that the leadership structure of the Board, including Ms. Svoronos’s role as Chair of the Board, as well as the independent committees of the Board, is appropriate and enhances the Board’s ability to effectively carry out its roles and responsibilities on behalf of our shareholders.

Orientation and Continuing Education

The Corporation has traditionally retained experienced people as directors and hence the orientation needed is minimized. When new directors are appointed, they are acquainted with the Corporation’s operations, its charters and policies, and the expectations of directors. All new and continuing directors are encouraged to review the Board materials prepared by the Corporation consisting of filings, the charters of the Board’s committees, the Corporate Governance Guidelines and the Corporation’s Code of Conduct. Board meetings regularly include presentations or discussions with respect to the Corporation’s corporate governance policies. Board meetings generally also include presentations by the Corporation’s senior management in order to give the directors full insight into the Corporation’s operations.

Assessments

Our Nominating and Corporate Governance Committee assesses the participation, contributions and effectiveness of the Chair, Lead Independent Director and the individual members of the Board on an annual basis. Our Board also annually monitors the effectiveness of the Board and its committees and the actions of the Board as viewed by the individual directors and senior management.

Serving on other Boards

The following directors are also directors of the following public companies(1):

Director	Company
Gillian Cannon	• Corcept Therapeutics Incorporated
Elizabeth Garofalo	• Acadia Pharmaceuticals Inc. • Alector, Inc.
Patrick Machado	• Alumis Inc. • Arcus Biosciences, Inc.
Justin Gover	• Compass Pathways plc
Dawn Svoronos	• Galapagos NV

(1)
As of the date of this Circular, neither Steven Gannon nor Gary Patou serves on the board of directors of any other publicly traded company.

Overseeing the Chief Executive Officer

Mr. Mortimer, our President and Chief Executive Officer, is responsible for managing the affairs of the Corporation. In accordance with its charter, our Compensation Committee, in consultation with the Board, annually establishes corporate objectives for our Chief Executive Officer and evaluates the performance of our Chief Executive Officer against these corporate objectives. The Board has developed a written position description for the Chief Executive Officer.

Director Compensation

We have adopted a director compensation policy that provides for equity and cash compensation to be provided to our non-management directors (the “director compensation policy”), as described below. For the purposes of the director compensation policy, our Compensation Committee classifies each director into one of the two following categories: (1) a “management director” is a director who is also an officer or otherwise employed by us in a management role; and (2) a “non-management director” is a director who is not an officer and not otherwise employed by us in a management role.

Non-management directors (including our Chair of the Board) are eligible to receive compensation in the form of equity and cash under the director compensation policy, as described below. Management directors receive no compensation for their services on our Board.

The Board approved market-competitive amendments to the director compensation policy, effective June 4, 2025 (the “2025 Policy Amendment”), based on the assessment of Aon Human Capital Solutions (also known as Radford) (“Aon”), our Compensation Committee's independent compensation consultant, of publicly available director compensation data from designated peer companies in the biotechnology industry. The Board approved additional market-competitive amendments to the director compensation policy, to be effective June 2, 2026 (the “2026 Policy Amendment”), based on Aon’s updated assessment of publicly available director compensation data from designated peer companies in the biotechnology industry. Please refer to the section of this Circular captioned “Executive Compensation - Use of Compensation Consultants and Market Data” for a more detailed discussion of our compensation peer group.

Equity Compensation Under the Director Compensation Policy

Pursuant to the director compensation policy, each new non-management director is entitled to receive an option to purchase a number of Common Shares upon joining the Board with an aggregate grant date fair value of $660,000, and. immediately prior to the effectiveness of the 2025 Policy Amendment, each non-management director was entitled to receive, on an annual basis, an option to purchase a number of Common Shares with an aggregate grant date fair value of $440,000, which generally was granted immediately following the annual meeting. Following the effectiveness of the 2025 Policy Amendment and continuing under the 2026 Policy Amendment, each non-management director will be entitled to receive, on an annual basis, an option to purchase a number of Common Shares, and/or restricted share units (“RSUs”), in such proportions as the Board or our Compensation Committee may determine, with an aggregate grant date fair value of $440,000, which generally will be granted immediately following the annual meeting; no change was made to the grant to new non-management directors. Our 2014 Equity Incentive Plan, as amended and restated in June 2020, June 2022 and June 2024 (the “Amended and Restated 2014 Plan”) provides that in any given fiscal year, a non-management director will not receive awards (whether cash-settled, share-settled or a combination thereof) having a grant date fair value greater than $750,000, increased to $1,000,000 in connection with his or her initial fiscal year of service, as determined under generally accepted accounting principles, to the extent applicable.

The exercise price of each stock option granted is equal to the fair market value of a Common Share on the date of grant, which generally is determined by reference to the closing market price of our Common Shares on the date of grant.

All of the stock options and RSUs granted pursuant to the director compensation policy are made under our then-effective equity plan, which currently is our Amended and Restated 2014 Plan. Annual grants vest on the earlier of (i) the one-year anniversary of the annual meeting on or around when such awards were granted, or (ii) the day immediately preceding the following year’s annual meeting. Initial grants vest as to one-third of the total stock options on each of the first, second and third anniversaries of the non-management director’s initial start date.

The vesting of each grant described above is subject to the non-management director’s continued service to us through each vesting date and the other terms and conditions of our then-effective equity plan and the applicable stock option and/or RSU agreement with that director.

Our Amended and Restated 2014 Plan provides that if the service of an outside director (as defined in the Amended and Restated 2014 Plan) is terminated on or following a change of control, other than pursuant to a voluntary resignation, his or her stock options and share appreciation rights will vest fully and become immediately exercisable, all restrictions on his or her restricted shares and RSUs will lapse, and with respect to his or her performance shares, all performance goals or other vesting requirements will be deemed achieved at 100% of target levels and all other terms and conditions will be considered met. Further, our Amended and Restated 2014 Plan provides that in the event of a merger or change of control, if a successor corporation or its parent or subsidiary does not assume or substitute an equivalent award for any outstanding award, then such award will fully vest, all restrictions on such award will lapse, all performance goals or other vesting criteria applicable to such award will be deemed achieved at 100% of target levels and such award will become fully exercisable, if applicable, for a specified period prior to the transaction. The award will then terminate upon the expiration of the specified period of time.

Pursuant to the director compensation policy, on June 5, 2025, each of our non-management directors then serving on our Board was granted an option to purchase 17,012 Common Shares and 2,645 RSUs.

Cash Compensation Under the Director Compensation Policy

Pursuant to the director compensation policy for each fiscal year, prior to the effectiveness of the 2025 Policy Amendment, each non-management director (excluding any non-executive Chair or Lead Independent Director of the Board) received an annual cash retainer of $45,000 for serving on the Board, and a non-executive Chair or Lead Independent Director of the Board receives an annual cash retainer of $80,000. Following the effectiveness of the 2025 Policy Amendment and continuing under the 2026 Policy Amendment, each non-management director (excluding any non-executive Chair) receives an annual cash retainer of $50,000 for serving on the Board, and a non-executive Chair receives an annual cash retainer of $85,000.

Pursuant to the director compensation policy then in effect, the Chairs and non-Chair members of the three standing committees of our Board were or will be entitled to the following cash retainers for each fiscal year as follows:

	2026 Chair Retainer(1)	2026 Member Retainer(1)	2025 Chair Retainer	2025 Member Retainer	2024 Chair Retainer(2)	2024 Member Retainer(2)
Board Committee	(USD$)	(USD$)	(USD$)	(USD$)	(USD$)	(USD$)
Audit Committee	$20,000	$10,000	$20,000	$10,000	$20,000	$10,000
Compensation Committee	17,500	8,750	15,000	7,500	15,000	7,500
Nominating and Corporate Governance Committee	10,000	5,000	10,000	5,000	10,000	5,000

(1) Cash retainers in effect starting June 2, 2026.

(2) Cash retainer in effect starting June 4, 2024.

All cash payments are paid in four equal installments on the date of our annual meeting and on the last day of the third month, sixth month and ninth month thereafter, during which such individual served as a director or non-executive Chair or Lead Independent Director of the Board or on a committee (such payments to be prorated for service during a portion of such payment period).

All directors are reimbursed for reasonable travel expenses incurred to attend Board or committee meetings in their capacities as directors and/or committee members.

The following table sets forth information concerning the compensation paid or accrued for services rendered to us by non-management members of our Board for the year ended December 31, 2025. Mr. Mortimer, our President and Chief Executive Officer, did not receive any additional compensation for service on our Board. Compensation paid or accrued for services rendered to us by Mr. Mortimer in his role as President and Chief Executive Officer is included in our disclosures related to executive compensation under the section of this Circular captioned “Executive Compensation.”

Name	Fees Earned or Paid in Cash(1) ($)	Option Awards(2) ($)	Stock Awards(3) ($)	Total ($)
Gillian Cannon	52,890	324,752	81,281	458,923
Steven Gannon	67,890	324,752	81,281	473,923
Elizabeth Garofalo	52,890	324,752	81,281	458,923
Justin Gover	72,890	324,752	81,281	478,923
Patrick Machado	65,390	324,752	81,281	471,423
Gary Patou	55,390	324,752	81,281	461,423
Dawn Svoronos(4)	92,890	324,752	81,281	498,923

(1)
Compensation amounts denominated in Canadian dollars have been converted to U.S. dollars. For the portion of 2025 during which compensation amounts were denominated in Canadian dollars, the U.S. dollar per Canadian dollar exchange rate used for such conversion was 0.7157, which was the average Bank of Canada foreign exchange rate for such period.
(2)
Represents the aggregate grant date fair value of stock options granted to our non-management directors in 2025. These amounts have been computed in accordance with FASB ASC Topic 718, using the Black-Scholes option pricing model. For a discussion of valuation assumptions, see Note 9 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC and SEDAR+. As of December 31, 2025, the following non-management directors beneficially held outstanding stock options to purchase the number of Common Shares indicated: Dr. Cannon (60,554); Mr. Gannon (126,029); Dr. Garofalo (85,529); Mr. Gover (60,554); Mr. Machado (99,029); Dr. Patou (122,529); and Ms. Svoronos (127,673).
(3)
Represents the aggregate grant date fair value of RSUs granted to our non-management directors in 2025. These amounts have been computed in accordance with FASB ASC Topic 718, based on the Corporation’s closing market price per share on the grant date. As of December 31, 2025, each of our non-management directors beneficially held 2,645 outstanding RSUs.
(4)
Current Chair of our Board.

ITEM 3 – ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY”)

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our shareholders to approve, on an advisory or non-binding basis, the compensation of our named executive officers (“NEOs”) as disclosed pursuant to Item 402 of Regulation S-K. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our NEOs’ compensation as a whole and is required by Section 14A of the Securities Exchange Act of 1934, as amended. This vote is not intended to address any specific item of compensation or any specific NEO, but rather the overall compensation of all of our NEOs and the philosophy, policies and practices described in this Circular.

The say-on-pay vote is advisory, and therefore is not binding on us, the Compensation Committee or the Board. The say-on-pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies, and practices, which the Compensation Committee will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond. The Board and the Compensation Committee value the opinions of our shareholders. To the extent there is any significant vote against the compensation of our NEOs as disclosed in this Circular, we will endeavor to communicate with shareholders to better understand the concerns that influenced the vote and consider our shareholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns. We currently plan to continue to hold a vote, on an advisory basis, annually and expect that the next such shareholder advisory say-on-pay vote, after the vote at our 2026 annual meeting of shareholders, will occur at the 2027 annual meeting of shareholders.

We believe that the information provided in the section titled “Executive Compensation” demonstrates that our executive compensation program was designed appropriately and is working to ensure our executive officers’ interests are aligned with our shareholders’ interests to support long-term value creation. Accordingly, we ask our shareholders to vote “FOR” the following resolution at the Meeting:

“RESOLVED, that the shareholders approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed in the Circular for the 2026 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, including the compensation tables and narrative discussion and other related disclosure.”

Vote Required

The approval, on an advisory basis, of the compensation of our NEOs requires the affirmative vote of a majority of votes (more than 50%) cast at the Meeting and entitled to vote thereon. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting of this proposal.

As an advisory vote, the result of this proposal is non-binding. Although the vote is non-binding, the Board and the Compensation Committee value the opinions of our shareholders and will consider the outcome of the vote when making future compensation decisions for our NEOs.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS:

A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Executive Officers

The following table sets forth information about our executive officers as of the Record Date:

Name	Age	Position(s)
Ian Mortimer, M.B.A., CPA, CMA	50	President and Chief Executive Officer and Director
Thomas Kelly, J.D.	55	Chief Financial Officer
Darren Cline, M.B.A.	61	Chief Commercial Officer
Andrea DiFabio, J.D.	57	Chief Legal Officer and Corporate Secretary
Christopher Kenney, MD, FAAN, M.B.A.	55	Chief Medical Officer

The biography of Mr. Mortimer can be found under “Item 2 – Election of Directors.” The biographies of our other executive officers are as follows:

Thomas Kelly, J.D. is employed by our wholly owned subsidiary, Xenon Pharmaceuticals USA Inc., and has served as our Chief Financial Officer since October 2025. Before joining us, Thomas was Executive Vice President, Chief Financial Officer, and Treasurer at Deciphera Pharmaceuticals, Inc., now a wholly owned subsidiary of Ono Pharmaceuticals, Co., Ltd. Before joining Deciphera, Thomas served as Chief Financial Officer of various public and private life sciences companies, including AdvanDx, Inc., deCODE genetics, Inc., and Critical Therapeutics, Inc. Prior to these roles, he was a life sciences investment banker at Robertson Stephens and Canaccord Adams and, earlier in his career, an attorney in the corporate and securities group of Foley Hoag LLP. Thomas earned his JD with honors from the University of Chicago Law School and a BS, Cum Laude, in foreign service from the Georgetown University School of Foreign Service.

Darren Cline, M.B.A. is employed by our wholly owned subsidiary, Xenon Pharmaceuticals USA Inc., and has served as our Chief Commercial Officer since June 2025. Before joining us, Darren was President and Chief Executive Officer of Epygenix Therapeutics, Inc. Before joining Epygenix, Darren served as Chief Commercial Officer at GW Pharmaceuticals, Inc. where he played a key role in the successful commercialization of Epidiolex, contributing to the company’s acquisition by Jazz Pharmaceuticals, Inc. He served in various leadership roles while ultimately serving as EVP, Commercial at Seagen. Prior to these roles, he had various positions of increasing responsibility at Intermune and Alexion. Darren holds an MBA from Pepperdine University and a Bachelors of Science degree from San Diego State University.

Andrea DiFabio, J.D. is employed by our wholly owned subsidiary, Xenon Pharmaceuticals USA Inc., and has served as our Chief Legal Officer and Corporate Secretary since November 2022. She came to us from Repertoire Immune Medicines, where, as Chief Legal & Administrative Officer and Corporate Secretary, she played a pivotal role in business development and investor relations, risk management, and intellectual property and corporate communication strategy. Her impressive career also includes serving as Chief Legal Officer and Corporate Secretary at Codiak Biosciences and Bioverativ Inc. At Bioverativ, she was instrumental in the company’s spin-off from Biogen and its subsequent $11.6 billion acquisition by Sanofi. During her extensive time at Biogen, she was involved in key strategic transactions and the successful commercial launch of numerous neurology products. Earlier in her career, she was part of the executive team and senior legal counsel at Parexel International. Andrea earned her JD degree from Northeastern University School of Law and a BA, Summa Cum Laude, from Boston University, where she also participated in the Executive MBA Program.

Christopher Kenney, MD, FAAN, M.B.A is employed by our wholly owned subsidiary, Xenon Pharmaceuticals USA Inc., and has served as our Chief Medical Officer since August 2021. As a board-certified neurologist, Dr. Kenney brings 25 years of neuroscience and clinical research experience from both industry and academic settings. Most recently, he was the Chief Medical Officer at Cadent Therapeutics, a biotech focused on neurological and psychiatric conditions, until its acquisition by Novartis. Before that, he held senior roles at Acorda Therapeutics, including Senior Vice President of Medical Affairs and Clinical Development. He also led clinical development at Biotie Therapies, which was later acquired by Acorda. His earlier industry experience includes clinical development work at Novartis and Merck Serono. Chris completed his medical and neurology training at Boston University School of Medicine and the University of California, San Diego (UCSD), and held faculty positions at Baylor and UCSD. Recently, he completed the MBA program at the MIT Sloan School of Management.

Our executive officers are appointed by, and serve at the discretion of, our Board. There are no family relationships among any of our directors or executive officers.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following discussion and analysis of compensation arrangements of our NEOs should be read together with the compensation tables and related disclosures set forth below. This section discusses the principles underlying our policies and decisions with respect to the compensation of our NEOs and the most important factors relevant to an analysis of these policies and decisions. This section also describes the material elements of compensation awarded to, earned by or paid to our NEOs for 2025, consisting of the following persons:

•
Ian Mortimer, our President and Chief Executive Officer (and interim Chief Financial Officer from June 30, 2025 to October 15, 2025);
•
Thomas Kelly, our Chief Financial Officer (since October 2025);
•
Darren Cline, our Chief Commercial Officer (since June 2025);
•
Andrea DiFabio, our Chief Legal Officer and Corporate Secretary;
•
Christopher Kenney, our Chief Medical Officer; and
•
Sherry Aulin, our former Chief Financial Officer (through June 30, 2025).

Ms. Aulin resigned from her position as Chief Financial Officer effective June 30, 2025. In connection with her resignation, we entered into a consulting agreement with Ms. Aulin pursuant to which she provided consulting services to the Corporation following her termination of employment through August 31, 2025.

Executive Summary

2025 Business Highlights

During 2025, we achieved several important business and financial milestones, including the following:

•
We completed enrollment in X-TOLE2, our Phase 3 clinical study evaluating azetukalner in focal onset seizures (“FOS”), and announced that topline data from that study would be disclosed in early 2026, with positive topline data announced on March 9, 2026;
•
We continued to make progress in X-TOLE3, our second Phase 3 clinical study evaluating azetukalner in FOS; X-ACKT, our Phase 3 clinical study evaluating azetukalner in an additional epilepsy indication of primary generalized tonic-clonic seizures; as well as X-NOVA2 and X-NOVA3, our Phase 3 clinical studies evaluating azetukalner in major depressive disorder (“MDD”);
•
We initiated X-CEED, a Phase 3 clinical study evaluating azetukalner in patients with bipolar I or II depression;
•
We continued to expand our portfolio of innovative potassium and sodium channel modulators, with a Phase 1 Single Ascending Dose (SAD)/Multiple Ascending Dose (MAD) study underway for XEN1701 targeting Nav1.7, and a Phase 1 SAD/MAD study underway for XEN1120 targeting Kv7.
•
We continued to progress a portfolio of pre-clinical candidates across various indications, and IND-enabling studies are ongoing for our Nav1.1 program; and
•
We executed against our capital markets plans and raised approximately $112.2 million, net of commissions and transaction expenses, from Common Shares sold under an “at-the-market” equity offering sales agreement.

2025 Executive Compensation Highlights

In 2025, we continued to follow the executive compensation policies and procedures that we put in place in connection with becoming a public company, including:

•
Emphasis on Pay for Performance. Our Compensation Committee is focused on ensuring that a significant portion of total compensation for our NEOs is performance-based (consisting of performance-based cash bonus opportunities, performance share units (“PSUs”) and time-based stock options, which we consider to be performance-based because no value is created for the stock option awards unless the value of our Common Shares appreciates after the date the stock options are granted). For 2025, all of our NEOs’ variable non-equity compensation (cash bonus opportunity) was solely based on the achievement of corporate objectives and ranged from 45% to 70% of their base salaries at target.
•
No Guaranteed Increases in Compensation. Although we have signed employment agreements with each of our NEOs, none of these agreements provides any guarantees relating to base salary increases or the amounts of incentive pay or equity awards.
•
Independent Compensation Consultant. Our Compensation Committee engages its own independent compensation consultant, which provides our Compensation Committee with valuable data regarding market compensation trends and guidance about executive compensation.
•
Limited Perquisites. We do not provide any special perquisites to any of our NEOs, except where it serves a legitimate business purpose.
•
Risk Analysis. We believe the structure of our executive compensation program motivates our executives to make thoughtful and appropriate decisions with measured risks balanced by appropriate rewards for the Corporation.
•
No Hedging or Pledging. Our Insider Trading Policy prohibits our executives from engaging in “hedging” or “pledging” transactions with respect to our Common Shares.
•
Consistent Compensation Policies and Practices. Our compensation policies and practices have remained generally consistent year-over-year.
•
Say-on-Pay. We hold our shareholder say-on-pay advisory vote annually.

Objectives and Philosophy of Our Executive Compensation Program

The primary objectives of our executive compensation program are to:

•
attract, retain and motivate experienced and talented executives;
•
ensure executive compensation is aligned with our corporate strategies, research and development programs and business goals;
•
recognize the individual contributions of executives, but foster a shared commitment among executives by aligning their individual goals with our corporate objectives;
•
promote the achievement of key strategic and operational objectives by linking a portion of annual and long-term incentive compensation to the achievement of such objectives; and
•
align the interests of our executives with our shareholders by rewarding performance that helps lead to the creation of shareholder value.

To achieve these objectives, our Compensation Committee evaluates our executive compensation program with the goal of setting compensation at levels that are justifiable based on each executive’s level of experience, performance and responsibility and that our Compensation Committee believes are competitive with those of other companies in our industry that compete with us for executive talent. In addition, our executive compensation program ties a portion of each executive’s overall compensation to the achievement of key corporate objectives. We provide a portion of our executive compensation in the form of stock options and RSUs that vest over time, which we believe helps to retain our executives and aligns their interests with those of our shareholders by allowing them to participate in our long-term success as reflected in the appreciation of the price of our Common Shares. We also provide a portion of our executive compensation in the form of PSUs that vest (if at all) based on the achievement of certain predefined milestone-based objectives, which we believe helps to further align our executives’ interests with those of our shareholders and more closely align pay with measurable performance achievements.

Compensation Committee Process and Role of Chief Executive Officer

Our Compensation Committee oversees our policies governing the compensation of our NEOs. In this role, our Compensation Committee reviews and, following consultation with the remaining non-management directors, approves all compensation decisions relating to our NEOs. Our Compensation Committee consists of three members of our Board, all of whom have extensive experience in our industry and each of whom is an independent director. Our Compensation Committee uses its judgment and experience and considers the recommendations of our Chief Executive Officer when determining the amount and appropriate mix of compensation for each of our NEOs. Specifically, our Chief Executive Officer provides input and recommendations, through an annual review of NEO performance and otherwise from time to time, regarding salary adjustments, the goals used to determine annual performance-based cash bonuses and for purposes of PSUs and appropriate equity incentive compensation levels. Our Chief Executive Officer provides input to our Compensation Committee on his own compensation, but does not have any control over setting the amount or mix of his compensation and is not present when our Compensation Committee discusses and determines his compensation. No other NEO participates in portions of any meetings during which decisions are made regarding their own compensation. See the section of this Circular captioned “Information about the Board and Corporate Governance — Committees of the Board — Compensation Committee” for additional information as to the composition and skills of our Compensation Committee.

At the beginning of each year, the corporate objectives are developed by our Chief Executive Officer, the NEOs and other members of senior management and our Chief Executive Officer presents them to our Board for its approval after consultation with the Compensation Committee. The Chief Executive Officer also develops annual individual goals for each NEO. Although no formal rating is specifically attached to those individual goals for annual bonuses, which are based on corporate performance goals, such individual goals are factored into the final assessment for each NEO’s performance for that year and taken into consideration in determining base salary increases and the amount of equity incentive compensation that is to be granted.

Our Compensation Committee periodically evaluates the need for revisions to our executive compensation program to ensure our program is competitive with the companies with which we compete for executive talent, including companies in our peer group, described below.

Consideration of Say-on-Pay Results

At our 2025 annual meeting of shareholders, our advisory vote on the compensation of our NEOs (commonly referred to as a “say-on-pay” vote) received the support of approximately 96.3% of the shares voted. Our Compensation Committee believes this vote demonstrated our shareholders’ strong support and positive view of our pay-for-performance philosophy and the appropriateness of our NEO compensation structure. Therefore, our Compensation Committee did not make any changes to our compensation program directly as a result of the say-on-pay vote result and determined that we should maintain the compensation philosophy and objectives from prior years and retain our general approach to NEO compensation.

Use of Compensation Consultants and Market Data

In designing our executive compensation program, our Compensation Committee considers publicly available compensation data for companies in the biotechnology industry to help guide its executive compensation decisions at the time of hiring and for subsequent adjustments in compensation. Our Compensation Committee has also retained the services of Aon to provide it with additional comparative data on executive compensation practices in our industry and to advise it on our executive compensation program generally. Although our Compensation Committee considers Aon’s advice and recommendations about our executive compensation program, our Compensation Committee ultimately makes its own decisions about these matters. None of our Compensation Committee members and none of our executive officers or directors have any relationship with Aon or the individual consultants employed by Aon. Aon has not provided any other services to the Corporation other than compensation consulting services to our Compensation Committee for executive and director compensation analysis and to management for non-executive compensation analysis. Our Compensation Committee has determined that no conflicts of interest exist between the Corporation and Aon.

Aon was retained by the Compensation Committee as part of our annual compensation review in each of 2024, 2025 and 2026 to provide our Compensation Committee with comparative data showing where the total compensation and each element of compensation for our NEOs (and other executive officers) ranked among (1) public companies in the biotechnology industry generally, according to compensation data from Aon, and (2) a peer group of publicly traded companies in the biotechnology industry at a stage of development, market capitalization and/or company size comparable to ours, and with which our Compensation Committee believed we competed for executive talent, according to publicly available compensation data. For our 2024 peer group, the market capitalization range identified by Aon was between $800 million to $8 billion, the headcount range increased to between 100 and 800 full-time employees, and other criteria were consistent with the prior year peer group. For our 2025 and 2026 peer groups, the market capitalization range identified by Aon was between $1 billion to $9 billion, the headcount range increased to between 125 and 1,075 full-time employees, and other criteria were consistent with the prior year peer group.

The peer group is used for purposes of gathering data to compare against our existing executive compensation practices and for guiding future compensation decisions. Aon also makes suggestions for changes to our executive compensation practices based on the data it provides to us as well as compensation trends in our industry, and our Compensation Committee considers peer group and other industry compensation data and the recommendations of Aon when making decisions related to executive compensation; however, to date, it has not made and does not intend to make adjustments to overall executive compensation or any element thereof solely to target a specified threshold level of compensation or market benchmark within the peer group, our larger industry or some other group of comparable companies or to act solely on the recommendations of Aon.

In October 2024, our Compensation Committee, with input from Aon and management, approved the changes to the peer group for 2025. The companies included in the peer group in the 2025 annual compensation review are Agios Pharmaceuticals Inc., Apellis Pharmaceuticals, Inc., Arrowhead Pharmaceuticals, Inc., Arvinas, Inc., Aurinia Pharmaceuticals Inc., Axsome Therapeutics, Inc., Biohaven Ltd., Cytokinetics, Incorporated, Day One Biopharmaceuticals, Inc., Denali Therapeutics Inc., ImmunityBio, Inc., Immunovant, Inc., Intra-Cellular Therapies, Inc., Iovance Biotherapeutics, Inc., Madrigal Pharmaceuticals, Inc., Neumora Therapeutics, Inc., Prothena Corporation plc, and SpringWorks Therapeutics, Inc.

In October 2025, our Compensation Committee, with input from Aon and management, approved the changes to the peer group for 2026. The companies included in the peer group in the 2026 annual compensation review are Agios Pharmaceuticals Inc., Apellis Pharmaceuticals, Inc., Arcelix, Inc., Arrowhead Pharmaceuticals, Inc., Aurinia Pharmaceuticals Inc., Avidity Biosciences, Inc., Axsome Therapeutics, Inc., Biohaven Ltd., Crinetics Pharmaceuticals, Inc., Cytokinetics, Incorporated, Day One Biopharmaceuticals, Inc., Denali Therapeutics Inc., ImmunityBio, Inc., Immunovant, Inc., Iovance Biotherapeutics, Inc., Madrigal Pharmaceuticals, Inc., Revolution Medicines, Inc. and Scholar Rock Holding Corporation.

Annual Compensation Review Process

After the end of each calendar year, we evaluate each executive officer’s performance for the completed year. Our Chief Executive Officer, with respect to each executive other than himself, prepares a written evaluation based on his evaluation of the executive and input from others within the Corporation. Our Chief Executive Officer also prepares his own self-assessment. This process leads to a recommendation by our Chief Executive Officer to our Compensation Committee with respect to each executive officer, including himself, as to:

•
the achievement of stated corporate and any individual performance goals;
•
the level of contributions made to the general management and guidance of the Corporation;
•
the recommendations for any salary increases and the recommended amount of any such salary increases;
•
the performance-based cash bonus targets for the next calendar year; and
•
whether or not stock option or stock awards should be granted and a recommended number of any such stock options and/or stock awards to be granted.

These recommendations are reviewed by our Compensation Committee and are taken into account along with input from the Board when it makes a final determination on all such matters. As noted above, our Chief Executive Officer does not have any control over setting the amount or mix of his own compensation and is not present when our Compensation Committee discusses and determines his compensation.

Components of Our Executive Compensation Program

The primary elements of our executive compensation program are:

•
base salary;
•
annual performance-based cash bonuses;
•
time-based stock option awards, RSUs, and PSUs;
•
broad-based health benefits; and
•
severance and change of control benefits.

We do not have a formal or informal policy for allocating between long-term and short-term compensation, between cash and non-cash compensation or among different forms of non-cash compensation. Instead, our Compensation Committee, after reviewing information provided by Aon and other relevant data, determines what it believes to be the appropriate level and mix of the various compensation components. We generally strive to provide our executive officers with a balance of short-term and long-term incentives to encourage consistently strong performance. Ultimately, the objective in allocating between short-term, long-term and currently paid compensation is to ensure adequate fixed compensation to attract and retain personnel, while providing incentives to maximize short-term and long-term value for the Corporation and our shareholders. Therefore, we provide cash compensation in the form of base salary to meet competitive salary norms and reward good performance on an annual basis and in the form of non-equity bonus compensation to incentivize and reward superior performance based on specified annual goals.

To further focus our executives on longer-term performance and the creation of shareholder value, we rely upon equity-based awards that vest over a meaningful period of time. In 2025, we granted stock options and RSUs that vest over approximately four years, subject to continued service, and PSUs, which will vest (if at all) based on the achievement of certain predefined milestone-based objectives over an approximately three- or four-year performance period, as applicable. Also, we provide our executive officers with benefits that are generally available to our salaried employees as well as severance entitlements to incentivize them to continue to strive to achieve shareholder value in connection with change of control situations and other uncertain events.

Base salary

We use base salaries to compensate for services rendered on a day-to-day basis and to recognize the experience, skills, knowledge and responsibilities of our employees, including our executive officers. Base salaries for our executive officers are typically established through arm’s length negotiation at the time the executive is hired, taking into account the position for which the executive is being considered and the executive’s qualifications, prior experience and prior salary. None of our executive officers is currently party to an employment agreement that provides for automatic or scheduled increases in base salary.

On an annual basis, our Compensation Committee reviews and evaluates, with input from our Chief Executive Officer (other than with respect to his own compensation), and after consultation with our Board, the need for adjustment of the base salaries of our executives based on changes and expected changes in the scope of an executive’s responsibilities, including promotions, the individual contributions made by and performance of the executive during the prior fiscal year, the executive’s performance over a period of years, overall labor market conditions, the relative ease or difficulty of replacing the executive with a well-qualified person, our overall growth and development as a company and general salary trends in our industry and among our peer group and where the executive’s salary falls in the salary range presented by that data. In making decisions regarding salary increases, we may also draw upon the experience of members of our Board with other companies. No formulaic base salary increases are provided to our executive officers, and we do not target the base salaries of our executive officers at a specified compensation level within our peer group or other market benchmark. All of our executive officers’ base salaries are analyzed based on market data based on applicable U.S. salary ranges in U.S. dollars, with Canadian resident executive officers paid in Canadian dollars and U.S. resident executive officers paid in U.S. dollars. The base salary of our Chief Executive Officer is reviewed by our Compensation Committee annually based on the same factors and considerations.

During its annual review of our executives’ target compensation in 2025, our Compensation Committee reviewed market compensation data provided by Aon, as well as a variety of other factors as noted above, including individual performance, length of service and criticality of role, and increased the base salary for each of our NEOs who were then employed, effective January 1, 2025. The table below shows the changes to the annualized base salaries of our NEOs between 2025 and 2024:

Named Executive Officer	2025 Base Salary	2024 Base Salary	% Increase
Ian Mortimer(1)	$785,800	$715,000	9.9%
Thomas Kelly(2)	540,000	—	—
Darren Cline(2)	535,000	—	—
Andrea DiFabio(3)	510,000	490,000	4.1%
Christopher Kenney(3)	565,000	540,000	4.6%
Sherry Aulin(1)(4)	535,000	510,000	4.9%

(1)
The U.S. dollar amount of semi-monthly pay for Mr. Mortimer is, and prior to her departure from the Corporation in June 2025, Ms. Aulin was, converted to Canadian dollars at the Bank of Canada exchange rate approximately five (5) days prior to each pay date and paid to Mr. Mortimer and Ms. Aulin in Canadian dollars. Mr. Mortimer’s 2025 base salary was impacted by increases observed in the market data obtained from the changes to our peer group in 2025 discussed above.
(2)
Mr. Kelly joined the Corporation as Chief Financial Officer in October 2025 and Mr. Cline joined the Corporation as Chief Commercial Officer in June 2025. Messrs. Kelly and Cline’s base salaries were determined based on market data of our peer group.

(3)
Ms. DiFabio and Dr. Kenney’s 2025 base salaries were impacted by increases observed in the market data obtained from the changes to our peer group in 2025 discussed above.
(4)
Ms. Aulin served as Chief Financial Officer through June 30, 2025.

Non-Equity Incentive Plan Compensation and Bonuses

We have designed our annual performance-based cash bonus program to emphasize pay-for-performance and to reward our executive officers for the achievement of specified annual corporate objectives. Each executive officer is eligible to receive an annual performance-based cash bonus, which we refer to as an annual cash bonus, in an amount equal to a percentage of his or her base salary, or bonus percentage. In March 2025, we approved the 2025 performance goals under the Executive Incentive Compensation Plan (the “Incentive Compensation Plan”). The Incentive Compensation Plan allows us to grant incentive awards, generally payable in cash, to employees selected by the Board or a committee thereof, including to our NEOs, based upon performance goals established by the administrator. Our Compensation Committee is currently the administrator of the Incentive Compensation Plan.

The annual cash bonus is based on the achievement of corporate objectives that focus on specific research, clinical, regulatory, operational and financial milestones, with a focus on the advancement of our product candidates in pre-clinical and clinical development, the pursuit of various internal initiatives, including preparation for commercialization, and ensuring the adequate funding of the Corporation. The corporate objectives are proposed by the Chief Executive Officer, our executive officers and other members of senior management each year in our annual operating plan that is reviewed and approved, following consultation with the Board, by our Compensation Committee, with modifications made by our Compensation Committee to the proposed corporate objectives as it deems appropriate. Following approval of the 2025 corporate objectives, no subsequent modifications were made, although additional corporate achievements outside of the corporate goals were taken into consideration by our Compensation Committee in its determination of the NEO bonus amounts for 2025. In determining whether the corporate objectives for each year have been met, our Compensation Committee takes into consideration the extent to which each specific corporate objective was achieved, including the extent to which a particular goal was exceeded, if applicable, as well as any additional objectives that were not contemplated when the corporate objectives were initially determined.

Our Compensation Committee has the authority to shift corporate objectives to subsequent fiscal years and eliminate them from the current year’s bonus determination if it determines that circumstances that were beyond the control of the executives were the primary cause of a goal being unattainable. The Compensation Committee did not exercise such discretion to shift corporate objectives during 2025. The corporate objectives are designed to require significant effort and operational success on the part of our executives and the Corporation, but also to be achievable with hard work and dedication.

2025 Incentive Compensation Plan Payments

For 2025, our Incentive Compensation Plan provided our NEOs with an opportunity for an annual incentive compensation payment solely based on achievement of pre-established corporate objectives. Because our NEOs are in the position to influence and drive overall corporate performance and shareholder value, our Compensation Committee believes it is appropriate that all of their annual non-equity incentive payments be awarded on the basis of the Corporation’s performance.

Each NEO’s target award is set based on a percentage of the NEO’s base salary. On an annual basis, our Compensation Committee reviews and evaluates, with input from our Chief Executive Officer (other than with respect to his own compensation) and after consultation with our Board, any appropriate adjustments to the target annual incentive compensation amounts for our NEOs as a percentage of their base salary, based on the same factors and inputs as described above with respect to base salary. The target award opportunity as a percentage of base salary was increased for Ms. DiFabio for 2025 to better align with target bonus amounts paid by our peer group as reflected in market data provided by Aon. None of our other NEOs’ target bonus percentages were increased for 2025. Our NEOs’ target bonuses for 2025 and 2024 were as follows:

Named Executive Officer	2025 Target Award Opportunity (as a Percentage of Base Salary)	2024 Target Award Opportunity (as a Percentage of Base Salary)
Ian Mortimer	70%	70%
Thomas Kelly(1)	45%	—
Darren Cline(1)	45%	—
Andrea DiFabio	45%	40%
Christopher Kenney	45%	45%
Sherry Aulin(2)	—	45%

(1)
Mr. Kelly joined the Corporation as Chief Financial Officer in October 2025 and Mr. Cline joined the Corporation as Chief Commercial Officer in June 2025.
(2)
Ms. Aulin served as Chief Financial Officer through June 30, 2025 and therefore was not eligible to receive a 2025 annual bonus.

The following table shows the corporate objectives for our 2025 Incentive Compensation Plan and the Corporation’s level of achievement of such objectives:

Corporate Objectives	Objective	Achievement
Azetukalner - Epilepsy Program	On track for Phase 3 azetukalner epilepsy program X-TOLE2 clinical study topline data; On track for Phase 3 azetukalner epilepsy program patient randomization for X-TOLE3 and X-ACKT clinical studies.	Partially Achieved
	On track for preparation for commercialization of azetukalner in focal onset seizures.	Achieved
Broadening the Azetukalner Opportunity	On track for Phase 3 azetukalner MDD program X-NOVA2 and X-NOVA3 clinical studies.	Partially Achieved
	Initiation of Phase 3 azetukalner BPD program X-CEED clinical study.	Achieved
Early-Stage R&D	Completion of pre-clinical studies for three development track candidates and transition two clinical candidates into Phase 1 clinical studies; Initiate Phase 1 studies.	Overachieved
	Transition three discovery stage projects to nomination of development track candidate.	Partially Achieved
Business/Financial Operations	Execute against the Corporation’s capital markets plan and cash-runway objective.	Achieved

In March 2025, our Compensation Committee approved the corporate goals described above for our 2025 Incentive Compensation Plan. In January 2026, our Board, with input from the Compensation Committee and management, evaluated the accomplishments and performance of the Corporation relative to these 2025 corporate objectives. Our Board considered our achievements of the late and early stage clinical development objectives, the advancement of pre-clinical programs, and the achievement of commercial and business/financial objectives listed above, including but not limited to: the completion of enrollment in X-TOLE2, our first Phase 3 registrational clinical study evaluating azetukalner in focal onset seizures; progress in our ongoing Phase 3 programs in epilepsy and major depressive disorder; the initiation of X-CEED, our Phase 3 clinical trial evaluating azetukalner in bipolar I or II depression; progress in our preparation for commercialization of azetukalner; progress in the expansion of our portfolio of innovative potassium and sodium channel modulators, including the initiation of two Phase 1 clinical studies; and the achievement of our capital markets and cash-runway objective, each of which our Board viewed as key value drivers for the Corporation. Our Board, in consultation with the Compensation Committee, further considered the relative importance of the corporate objectives in terms of their impact to our shareholders. In addition, our Board, in consultation with the Compensation Committee, reviewed and determined that a number of additional corporate achievements outside of the specified corporate objectives were successfully completed during the year, including successfully supporting substantial organizational growth through the addition of highly experienced executive level talent to strengthen our leadership and commercial expertise, and improving our organizational operating model to increase effectiveness and decision-making and to support long-term growth and scaling of the organization. Based on these achievements and considerations, our Board, in consultation with the Compensation Committee, determined to award bonuses to our NEOs at 100% of target levels.

For 2025, the annual bonuses earned by our NEOs under our Incentive Compensation Plan were as follows:

Named Executive Officer	Target Award Opportunity	% of Target Levels Approved	Actual Award Amount
Ian Mortimer(1)	$550,200	100%	$550,200
Thomas Kelly(2)	51,545	100%	51,545
Darren Cline(2)	125,847	100%	125,847
Andrea DiFabio	229,500	100%	229,500
Christopher Kenney	254,250	100%	254,250
Sherry Aulin(3)	—	0%	—

(1)
Compensation amount for Mr. Mortimer was paid in Canadian dollars and converted to U.S. dollars for purposes of the table. The U.S. dollar per Canadian dollar exchange rate used for such conversion was 0.7157, which was the average Bank of Canada foreign exchange rate for the 2025 fiscal year.
(2)
Target award opportunities for Messrs. Kelly and Cline were prorated based on their period of service with the Corporation during 2025.
(3)
Ms. Aulin served as the Chief Financial Officer through June 30, 2025 and therefore was not eligible to receive a 2025 annual bonus.

Equity Incentive Awards

Our equity award program allows us to offer long-term incentives to our executives. While we do not currently have any equity ownership guidelines for our executives, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives with those of our shareholders. Because our executive officers only receive value from stock options if the price per share of our Common Shares increases after the stock options are granted, we believe that stock options provide meaningful incentives to our executives to achieve increases in the value of our Common Shares over time. In addition to time-based stock options and RSUs, our Compensation Committee determined to award PSUs to our executive officers, including our NEOs, in order to more closely align pay with performance and to further align the interests of our executive officers with those of our shareholders. The PSUs granted will vest, if at all, based on the achievement of certain predefined milestone-based objectives that are important to our success over an approximately three- or four-year performance period, as applicable. In addition, the vesting feature of our equity grants contributes to executive retention by providing an incentive to our executives to remain employed by us during the vesting period of the award.

We use equity awards to compensate our executive officers both in the form of initial grants in connection with the commencement of employment and generally on an annual basis thereafter. Our Compensation Committee may also make additional discretionary grants to reward an employee, for retention purposes or for other circumstances recommended by management. Typically, one quarter of the stock options that we grant to our executive officers vest on the one-year anniversary of the start date for new employee grants and the one-year anniversary of the grant date for annual grants, with, in each case, the remaining three-quarters of the stock options vesting in equal monthly installments over the next three years. Typically, one quarter of the RSUs that we grant to our executive officers vest on each of the first four anniversaries of the start date for new employee grants or the grant date for annual grants. Both stock options and RSUs are generally subject to continued service with the Corporation through the applicable vesting date. Vesting rights for stock options, RSUs and PSUs generally cease upon termination of employment, and exercise rights for stock options generally cease shortly after termination of employment, except in the case of mutual agreement, death or disability. Prior to the exercise of a stock option or vesting of an RSU or PSU, the holder has no rights as a shareholder with respect to the Common Shares subject to such stock option, RSU or PSU, including voting rights or the right to receive dividends or dividend equivalents.

The exercise price of stock options granted is equal to the fair market value of our Common Shares on the date of grant, which generally is determined by reference to the closing market price of our Common Shares on the date of grant.

In determining the size of the annual equity awards granted to our executive officers, our Compensation Committee considers recommendations developed by Aon, including information regarding comparative stock ownership of, and equity grants received by, the executives in our peer group and our industry. In addition, our Compensation Committee considers our corporate performance and our executives’ individual performance, the potential for enhancing the creation of value for our shareholders, the amount of equity previously awarded to the executives and the vesting schedule of such awards.

On March 12, 2025, our Compensation Committee approved the annual grant of equity awards to each of our NEOs who was then employed, other than Ms. Aulin based on her resignation notice received in February 2025. The size of the 2025 grants was based on our Compensation Committee’s review of peer group market data provided by Aon and taking into account our strong operational and stock price performance, as well as the considerations described above. Each of the 2025 stock option grants vests over approximately four years, with 25% of the stock options vesting on the first anniversary of the grant date, and the remaining 75% vesting in equal monthly installments over the following three years, generally subject to continued service with us. Each of the 2025 RSU grants vests as to one-quarter of the underlying Common Shares on each of the first four anniversaries of the grant date, generally subject to continued service with us. Each of the 2025 PSU grants is eligible to vest based on the achievement of certain predefined regulatory milestone-based objectives related to our azetukalner program over an approximately three- or four-year performance period, as applicable, subject to continued employment through the date such achievement is determined by our Board or our Compensation Committee.

For 2025, the annual equity awards granted to our NEOs were as follows:

Named Executive Officer	Number of Shares Underlying Stock Options	RSUs	PSUs
Ian Mortimer	275,000	50,000	21,650
Thomas Kelly(1)	225,000	30,000	—
Darren Cline(1)	185,800	—	6,200
Andrea DiFabio	80,000	15,000	6,200
Christopher Kenney	80,000	15,000	6,200
Sherry Aulin(2)	—	—	—

(1)
Mr. Kelly joined the Corporation as Chief Financial Officer in October 2025 and Mr. Cline joined the Corporation as Chief Commercial Officer in June 2025. Messrs. Kelly and Cline received equity awards upon commencement of employment.
(2)
Ms. Aulin served as the Chief Financial Officer through June 30, 2025 and was not eligible to receive 2025 equity awards.

Benefits and Other Compensation

We believe that establishing competitive benefit packages for our employees is an important factor in attracting and retaining highly qualified personnel. We maintain broad-based benefits that are provided to all employees, including medical insurance, dental insurance, vision insurance, life insurance, accidental death and dismemberment insurance, long term disability insurance, paramedical coverage and contributions equivalent to 5% of base salary intended for retirement savings. All of our executive officers are eligible to participate in all of our employee benefit plans, in each case on the same basis as other employees. Certain of our executive officers are also entitled to supplemental long-term disability insurance and critical illness insurance coverage that is not available to other employees of the Corporation. Our Compensation Committee in its discretion may revise, amend or add to the executive officer’s benefits and perquisites if it deems it advisable.

Retirement and Pension Benefits

We provide our employees with contributions of up to 5% of their base salary intended for retirement savings, including contributions to an RRSP, a Canadian retirement plan with features similar to a 401(k) plan, for our employees in Canada, or to a 401(k) plan for employees in the United States. All of our currently employed NEOs are eligible to participate in all of our employee benefit plans, in each case on the same basis as other employees. Other than the RRSP and the 401(k) plan, we do not provide any qualified or non-qualified or deferred compensation benefits to our employees, including our NEOs.

Executive Employment Arrangements

We have entered into an employment agreement with each of our currently employed NEOs with the oversight and approval of our Compensation Committee. Each of these employment agreements was negotiated by the Corporation with the applicable NEO, and contains terms intended to attract, retain and motivate our NEOs. These employment agreements have no specified term. The agreements set forth the terms and conditions of employment of each NEO, including initial base salary, initial target annual bonus percentage, standard employee benefit plan participation, and an initial stock option grant and the terms of vesting of the initial stock option grant. A summary of the material terms of these agreements is provided below under “Executive Employment and Consulting Agreements.”

Severance and Change of Control Benefits

Pursuant to the employment agreements we have entered into with our NEOs, our currently employed NEOs are entitled to specified benefits in the event of the termination of their employment under specified circumstances. We believe that providing these benefits helps us compete for executive talent. In addition, we believe that these protections are necessary to provide our valuable executives with incentives to forego other employment opportunities and remain employed with us and to maintain continued focus and dedication to their responsibilities to maximize shareholder value, including if there is a potential transaction that could involve a change of control. After reviewing the practices of companies represented in the compensation peer group, we believe that our severance and change of control benefits are generally in-line with severance packages offered to executives of the companies in our peer group. In addition, these protections are available only if the NEOs execute and do not revoke a general release of claims in our favor, which is an important benefit for the Corporation. Please refer to the section of this Circular captioned “Executive Compensation — Potential Payments upon Termination or Change in Control” for a more detailed discussion of these benefits.

Limits on Hedging and Pledging

As part of our insider trading policy, all employees, including executive officers, and members of our Board are prohibited from engaging in transactions in publicly-traded options, such as puts and calls, and other derivative securities with respect to the Corporation’s securities. This prohibition extends to any hedging or similar transaction designed to decrease the risks associated with holding Corporation securities. Stock options, share appreciation rights, other securities issued pursuant to Corporation benefit plans or other compensatory arrangements with the Corporation, and broad-based index options, futures or baskets are not subject to this prohibition. Our insider trading policy also prohibits certain types of pledges of our securities by certain of our employees, including executive officers and members of our Board, specifically holding our securities in margin accounts or pledging our securities as collateral for a loan.

Clawback Policy

In compliance with the requirements of the Dodd-Frank Act, final SEC rules and applicable Nasdaq listing standards, in November 2023, our Board adopted the Xenon Pharmaceuticals Inc. Clawback Policy (the “Clawback Policy”), which covers our current and former executive officers. Under the Clawback Policy, if the Corporation is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, certain incentive-based compensation paid or awarded to covered executives will be subject to reduction and/or repayment if the amount of such compensation was calculated based on the achievement of financial results that were the subject of the restatement and the amount of such compensation that would have been received by the covered executives had the financial results been properly reported would have been lower than the amount actually awarded.

Policies and Practices Related to the Timing of Equity Grants

We generally grant annual equity-based awards, including stock options and RSUs, to our executive officers in the first quarter of each year, in connection with our annual compensation review process, although the exact timing may change from year to year. For example, in recent years our annual compensation review process has typically taken place later in the quarter, while in 2026 our annual compensation review process took place in the first half of the quarter, consistent with the practice of several of our peer companies. Our Compensation Committee and/or our Board may also grant equity awards, including stock options and RSUs, at different times of the year for new hires. In 2025, neither our Compensation Committee nor our Board granted equity awards in anticipation of the release of material non-public information, and we have not timed, and have no plans or programs that are intended to time, the disclosure of material non-public information for the purpose of affecting the value of executive compensation.

The following table contains information required by Item 402(x)(2) of Regulation S-K about stock options granted to our NEOs in the last completed fiscal year during the period from four business days before to one business day after the filing of any Current Report on Form 8-K that discloses material nonpublic information. Except for the stock option grant to Mr. Kelly in connection with his commencement of employment as disclosed below, none of our other NEOs were granted stock options within such period and we did not grant any stock options, stock appreciation rights, or similar option-like instruments to our NEOs during the period from four business days before to one business day after the filing of any of the Company’s Quarterly Reports on Form 10-Q, or the filing of the Company’s Annual Report on Form 10-K.

Name	Grant Date	Number of Securities Underlying the Award	Exercise Price of the Award ($/sh)	Grant Date Fair Value of the Award

Percentage Change in the Closing Market Price of the Securities Underlying the Award Between the Trading Day Ending Immediately Prior to the Disclosure of Material Nonpublic Information and the Trading Day Beginning Immediately Following the Disclosure of Material Nonpublic Information

Thomas Kelly	10/15/2025	225,000	$41.90	$5,809,602	(1%)

Risk Considerations in Our Compensation Program

Our Compensation Committee has reviewed and evaluated the philosophy and standards on which our compensation plans have been developed and implemented across the Corporation. It is our belief that our compensation programs do not encourage inappropriate actions or risk taking by our executive officers. We do not believe that any risks arising from our employee compensation policies and practices are reasonably likely to have a material adverse effect on the Corporation. In addition, we do not believe that the mix and design of the components of our executive compensation program encourage management to assume excessive risks. We believe that our current business process and planning cycle fosters the behaviors and controls that would mitigate the potential for adverse risk caused by the action of our executives, including the following:

•
annual establishment of corporate objectives for our performance-based cash bonus programs for our executive officers that are consistent with our annual operating and strategic plans, that are designed to achieve the proper risk/reward balance, and that should not require excessive risk taking to achieve;
•
the mix between fixed and variable, annual and long-term and cash and equity compensation is designed to encourage strategies and actions that balance our short-term and long-term best interests;
•
PSU awards vest based on the achievement of key corporate objectives that we believe will create shareholder value; and
•
stock option and RSU awards vest over a period of time, which we believe encourages executives to take a long-term view of our business.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the section captioned “Compensation Discussion and Analysis” that appears in this Circular with management and, based on such review and discussion, the Compensation Committee has recommended to our Board that this “Compensation Discussion and Analysis” section be included in this Circular and incorporated by reference into the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Respectfully submitted by the members of the Compensation Committee of the Board:

The Compensation Committee
Mr. Justin Gover (Chair)
Mr. Patrick Machado
Dr. Gary Patou

Summary Compensation Table

The table below sets forth compensation awarded to, earned by or paid to our NEOs for the fiscal years ended December 31, 2025, December 31, 2024, and December 31, 2023 (or such shorter period of an NEO’s service with the Corporation):

Name and Principal Position	Year	Salary(1)	Bonus		Option Awards(2)	Stock Awards(3)	Non-equity Incentive Plan Compensation(1)(4)	All Other Compensation(1)		Total
Ian Mortimer	2025	$786,000	$—		$6,065,255	$1,774,000	$550,200	$46,257	(6)	$9,221,712
President and Chief Executive Officer	2024	714,589	—		7,723,659	887,400	425,425	44,274	(6)	$9,795,347
	2023	666,018	1,593	(5)	9,051,114	—	359,650	39,454	(6)	$10,117,829
Thomas Kelly(7)	2025	114,545	—		5,809,602	1,257,000	51,545	5,972	(8)	$7,238,664
Chief Financial Officer
Darren Cline(7)	2025	279,659	—		3,628,123	—	125,847	14,585	(9)	$4,048,214
Chief Commercial Officer
Andrea DiFabio	2025	510,000	—		1,764,438	532,200	229,500	26,652	(10)	$3,062,790
Chief Legal Officer and Corporate Secretary	2024	490,000	—		3,089,463	332,775	166,600	25,652	(10)	$4,104,490
	2023	460,000	—		1,071,842	—	165,600	23,720	(10)	$1,721,162
Christopher Kenney	2025	565,000	—		1,764,438	532,200	254,250	29,402	(11)	$3,145,290
Chief Medical Officer	2024	540,000	—		3,089,463	332,775	206,550	28,152	(11)	$4,196,940
	2023	510,000	—		2,858,246	—	183,600	26,220	(11)	$3,578,066
Sherry Aulin	2025	330,441	1,539	(5)	—	—	—	24,473	(12)	$356,453
Former Chief Financial Officer	2024	509,717	—		3,089,463	332,775	195,075	37,858	(12)	$4,164,888
	2023	465,678	—		2,858,246	—	167,644	31,477	(12)	$3,523,045

(1)
Compensation amounts for Mr. Mortimer and Ms. Aulin were paid in Canadian dollars and have been converted to U.S. dollars for purposes of the table. The U.S. dollar per Canadian dollar exchange rates used for such conversions were 0.7157, 0.7302, and 0.7410, which were the average Bank of Canada foreign exchange rates for the 2025, 2024 and 2023 fiscal years, respectively.
(2)
Represents the aggregate grant date fair value of stock options granted in each of 2025, 2024 and 2023. These amounts have been computed in accordance with FASB ASC Topic 718, using the Black-Scholes option pricing model. For a discussion of valuation assumptions, see Note 9 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC and SEDAR+.
(3)
Represents the aggregate grant date fair value of RSUs and PSUs. These amounts have been computed in accordance with FASB ASC Topic 718, based on the Corporation’s closing market price per share on the grant date, and for performance-based awards, based upon the probable outcome of the performance conditions at the time of grant. For each PSU granted during 2025, we determined that, as of the respective dates of grant, it was not probable, as defined under applicable accounting guidance, that any of the performance conditions would be achieved and assigned a grant date fair value of $0. The grant date fair value of PSUs granted in 2025 assuming maximum achievement of the performance conditions would be $768,142 for Mr. Mortimer, $219,976 for each of Ms. DiFabio and Dr. Kenney, and $195,238 for Mr. Cline. The grant date fair value of PSUs granted in 2024 assuming maximum achievement of the performance conditions would be $1,774,800 for Mr. Mortimer and $665,550 for each of Ms. Aulin, Ms. DiFabio and Dr. Kenney. For a discussion of valuation assumptions, see Note 9 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC and SEDAR+.
(4)
The amount represents payments earned in 2025, 2024 and 2023, as applicable, under the Incentive Compensation Plan, which were paid in February 2026, March 2025 and March 2024, respectively, as discussed, with respect to payments earned in 2025, under the section of this Circular captioned “Non-Equity Incentive Plan Compensation and Bonuses.”
(5)
The amount represents a tenure award received by Mr. Mortimer and Ms. Aulin for the achievement of 10 years of service pursuant to a company-wide tenure recognition program.
(6)
Of the total amount for 2025, (i) $1,362 represents life insurance premiums through our group extended benefit plan, (ii) $5,595 represents other insurance premiums, and (iii) $39,300 represents contributions intended for retirement savings. Of the total amount for 2024, (i) $816 represents life insurance premiums through our group extended benefit plan, (ii) $7,729 represents other insurance premiums, and (iii) $35,729 represents contributions intended for retirement savings. Of the total amount for 2023, (i) $573 represents life insurance premiums through our group extended benefit plan, (ii) $5,580 represents other insurance premiums, and (iii) $33,301 represents contributions intended for retirement savings.

(7)
Mr. Kelly joined the Corporation as Chief Financial Officer in October 2025 and Mr. Cline joined the Corporation as Chief Commercial Officer in June 2025.
(8)
Of the total amount for 2025, (i) $245 represents life insurance premiums through our group extended benefit plan, and (ii) $5,727 represents contributions intended for retirement savings.
(9)
Of the total amount for 2025, (i) $602 represents life insurance premiums through our group extended benefit plan, and (ii) $13,983 represents contributions intended for retirement saving
(10)
Of the total amount for 2025, (i) $1,152 represents life insurance premiums through our group extended benefit plan, and (ii) $25,500 represents contributions intended for retirement savings. Of the total amount for 2024, (i) $1,152 represents life insurance premiums through our group extended benefit plan, and (ii) $24,500 represents contributions intended for retirement savings. Of the total amount for 2023, (i) $720 represents life insurance premiums through our group extended benefit plan, and (ii) $23,000 represents contributions intended for retirement savings.
(11)
Of the total amount for 2025, (i) $1,152 represents life insurance premiums through our group extended benefit plan, and (ii) $28,250 represents contributions intended for retirement savings. Of the total amount for 2024, (i) $1,152 represents life insurance premiums through our group extended benefit plan, and (ii) $27,000 represents contributions intended for retirement savings. Of the total amount for 2023, (i) $720 represents life insurance premiums through our group extended benefit plan, and (ii) $25,500 represents contributions intended for retirement savings.
(12)
Ms. Aulin served as the Chief Financial Officer through June 30, 2025. Of the total amount for 2025, (i) $777 represents life insurance premiums through our group extended benefit plan, (ii) $5,174 represents other insurance premiums, (iii) $16,522 represents contributions intended for retirement savings and (iv) $2,000 represents consulting fees paid for services performed following her resignation through August 31, 2025. Of the total amount for 2024, (i) $816 represents life insurance premiums through our group extended benefit plan, (ii) $11,556 represents other insurance premiums, and (iii) $25,486 represents contributions intended for retirement savings. Of the total amount for 2023, (i) $573 represents life insurance premiums through our group extended benefit plan, (ii) $7,620 represents other insurance premiums, and (iii) $23,284 represents contributions intended for retirement savings.

Grants of Plan-Based Awards in Fiscal Year 2025

The following table presents information regarding grants of plan-based awards during 2025 to our NEOs:

	Grant Date	Grant Type	Estimated Future Payouts under Non-Equity Incentive Plan Awards:	Estimated Future Payouts under Equity Incentive Plan Awards		All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise Price of Option Awards ($/Sh)(5)	Grant Date Fair Value of Stock and Option Awards ($)(6)
Name			Target ($)(1)	Threshold (#)(2)	Target (#)(2)
Ian Mortimer	—	Annual Incentive	$550,200	—	—	—	—	$—	$—
	3/12/2025	Stock Options	—	—	—	—	275,000	35.48	6,065,255
	3/12/2025	RSUs	—	—	—	50,000	—	—	1,774,000
	3/12/2025	PSUs	—	—	21,650	—	—	—	—
Thomas Kelly	—	Annual Incentive	51,545	—	—	—	—	—	—
	10/15/2025	Stock Options	—	—	—	—	225,000	41.90	5,809,602
	10/15/2025	RSUs	—	—	—	30,000	—	—	1,257,000
Darren Cline	—	Annual Incentive	125,847	—	—	—	—	—	—
	6/23/2025	Stock Options	—	—	—	—	185,800	31.49	3,628,123
	6/23/2025	PSUs	—	—	6,200	—	—	—	—
Andrea DiFabio	—	Annual Incentive	229,500	—	—	—	—	—	—
	3/12/2025	Stock Options	—	—	—	—	80,000	35.48	1,764,438
	3/12/2025	RSUs	—	—	—	15,000	—	—	532,200
	3/12/2025	PSUs	—	—	6,200	—	—	—	—
Christopher Kenney	—	Annual Incentive	254,250	—	—	—	—	—	—
	3/12/2025	Stock Options	—	—	—	—	80,000	35.48	1,764,438
	3/12/2025	RSUs	—	—	—	15,000	—	—	532,200
	3/12/2025	PSUs	—	—	6,200	—	—	—	—

(1)
Represents the target amount of each NEO’s annual bonus under our 2025 Incentive Compensation Plan as described under “Executive Compensation — Compensation Discussion and Analysis — Non-Equity Incentive Plan Compensation and Bonuses” above. Actual bonus payments made for 2025 are set forth in the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table. As there were no threshold or maximum amounts with respect to these 2025 annual bonuses for our NEOs, the columns “Threshold ($)” and “Maximum ($)” are inapplicable and therefore have been omitted from this table.
(2)
PSUs awarded will vest, if at all, based on the achievement of certain predefined milestone-based objectives established by the Compensation Committee and described in the section of this Circular captioned “Executive Compensation — Compensation Discussion and Analysis — Equity Incentive Awards”. Fifty percent (50%) of the PSUs are eligible to vest based on the achievement of each of two specified milestone-based objectives. As there were no maximum amounts with respect to PSUs granted, the column “Maximum (#)” is inapplicable and therefore has been omitted from this table.
(3)
RSUs awarded with time-based vesting criteria established by the Compensation Committee and described in the section of this Circular captioned “Executive Compensation — Compensation Discussion and Analysis — Equity Incentive Awards”.
(4)
Options awarded with time-based vesting criteria established by the Compensation Committee and described in the section of this Circular captioned “Executive Compensation — Compensation Discussion and Analysis — Equity Incentive Awards”.
(5)
The exercise price of these stock options is equal to the closing price of our Common Shares as reported on Nasdaq on the grant date.

(6)
Represents the aggregate grant date fair value of stock options, RSUs and PSUs granted computed in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see footnotes (2) and (3) to the Summary Compensation Table above and Note 9 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC and SEDAR+.

Outstanding Equity Awards at Fiscal Year-End

The following table presents information concerning all equity awards held by our NEOs as of December 31, 2025:

	Option Awards							Stock Awards
		Number of Securities Underlying Unexercised Options (#)
Name	Vesting Commencement Date	Exercisable		Unexercisable		Option Exercise Price ($/share)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Ian Mortimer	1/1/2016	40,000	(1)	—		7.49	3/10/2026	—		—
	1/1/2017	75,000	(1)	—		8.40	3/12/2027	—		—
	10/23/2017	25,000	(1)	—		3.10	10/22/2027	—		—
	1/1/2018	105,000	(1)	—		4.75	3/11/2028	—		—
	9/16/2019	135,000	(2)	—		9.44	9/15/2029	—		—
	1/1/2020	145,000	(1)	—		11.58	3/11/2030	—		—
	1/1/2021	100,000	(1)	—		20.55	3/11/2031	—		—
	6/3/2021	125,000	(1)	—		18.56	6/2/2031	—		—
	1/1/2022	400,000	(1)	—		30.01	3/9/2032	—		—
	1/1/2023	285,000	(1)	95,000	(1)	34.18	3/9/2033	—		—
	1/1/2024	125,000	(1)	125,000	(1)	44.37	3/10/2034	—		—
	3/11/2024	—		—		—	—	40,000	(3)	1,792,800	(5)
	3/12/2025	—		275,000	(1)	35.48	3/11/2035	—		—
	3/12/2025	—		—		—	—	21,650	(3)	970,353	(5)
	3/12/2025	—		—		—	—	50,000	(4)	2,241,000	(5)
Thomas Kelly	10/15/2025	—		225,000	(1)	41.90	10/14/2035	—		—
	10/15/2025	—		—		—	—	30,000	(4)	1,344,600	(5)
Darren Cline	6/23/2025	—		185,800	(1)	31.49	6/22/2035	—		—
	6/23/2025	—		—		—	—	6,200	(3)	277,884	(5)
Andrea DiFabio	11/7/2022	106,875	(1)	28,125	(1)	34.77	11/6/2032	—		—
	1/1/2023	33,750	(1)	11,250	(1)	34.18	3/9/2033	—		—
	1/1/2024	50,000	(1)	50,000	(1)	44.37	3/10/2034	—		—
	3/11/2024	—		—		—	—	15,000	(3)	672,300	(5)
	3/12/2025	—		80,000	(1)	35.48	3/11/2035	—		—
	3/12/2025	—		—		—	—	6,200	(3)	277,884	(5)
	3/12/2025	—		—		—	—	15,000	(4)	672,300	(5)
Christopher Kenney	8/23/2021	150,000	(1)	—		16.64	8/22/2031	—		—
	1/1/2022	125,000	(1)	—		30.01	3/9/2032	—		—
	1/1/2023	90,000	(1)	30,000	(1)	34.18	3/9/2033	—		—
	1/1/2024	50,000	(1)	50,000	(1)	44.37	3/10/2034	—		—
	3/11/2024	—		—		—	—	15,000	(3)	672,300	(5)
	3/12/2025	—		80,000	(1)	35.48	3/11/2035	—		—
	3/12/2025	—		—		—	—	6,200	(3)	277,884	(5)
	3/12/2025	—		—		—	—	15,000	(4)	672,300	(5)

(1)
Stock options vest as follows: 25% of the stock options vest one year following the vesting commencement date, with the remaining 75% vesting in equal monthly installments over the following three years, generally subject to continued service with the Corporation.
(2)
Stock options vest over three years in equal monthly installments, generally subject to continued service with the Corporation.
(3)
PSUs are eligible to vest based on the achievement of certain predefined regulatory milestone-based objectives related to our azetukalner program over an approximately three- or four-year performance period, as applicable, subject to continued employment through the date such achievement is determined by our Board or our Compensation Committee. The PSU awards fully vest upon a change of control of the Corporation. The number of shares reported in the table assumes that the milestone-based objectives will be achieved in full.
(4)
RSUs vest over four years in equal annual installments, generally subject to continued service with the Corporation.
(5)
Market values are based on a price of $44.82 per share, the closing market price of our Common Shares on December 31, 2025 (the last trading day of 2025).

Option Exercises and Stock Vested

The following table presents information concerning the exercise of options during 2025 by our NEOs (with the reported value for exercised options based on the market price on the applicable exercise date less the applicable exercise price). None of our NEOs had stock awards vest during 2025.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Ian Mortimer	80,000	$2,043,504	—	$—
Thomas Kelly	—	—	—	—
Darren Cline	—	—	—	—
Andrea DiFabio	—	—	—	—
Christopher Kenney	—	—	—	—
Sherry Aulin	364,249	4,900,593	—	—

Pension Benefits and Nonqualified Deferred Compensation

None of our NEOs participated in or received benefits from a pension plan or from a nonqualified deferred compensation plan during fiscal year 2025 or prior years.

Executive Employment and Consulting Arrangements

Mr. Ian Mortimer

Effective in June 2021, Mr. Mortimer began serving as our President and Chief Executive Officer. Mr. Mortimer’s current employment agreement, amended and restated as of February 2026, is for an indefinite term. Mr. Mortimer’s current base salary is $820,000 (increased from $785,800 for 2025) and his current target annual incentive payment remains at 70% of his base salary. The U.S. dollar amount of Mr. Mortimer’s semi-monthly pay will be converted to Canadian dollars at the Bank of Canada exchange rate approximately five (5) days prior to each pay date and paid to Mr. Mortimer in Canadian dollars. Additionally, his employment agreement provides for severance benefits if Mr. Mortimer’s employment is terminated without cause or he resigns for good reason in connection with a change of control, or if his employment is terminated without cause not in connection with a change of control. For details regarding the Corporation’s obligations to Mr. Mortimer under such circumstances, please see the section captioned “Potential Payments upon Termination or Change in Control” below.

Mr. Thomas Kelly

We entered into an employment agreement in October 2025, amended and restated as of February 2026, with Mr. Kelly, our Chief Financial Officer. The employment agreement is for an indefinite term. Mr. Kelly’s current annual base salary is $550,000 (increased from $540,000 for 2025), and his current target annual incentive payment remains at 45% of his base salary. Additionally, his employment agreement provides for severance benefits if Mr. Kelly’s employment is terminated without cause or he resigns for good reason in connection with a change of control, or if his employment is terminated without cause not in connection with a change of control. For details regarding the Corporation’s obligations to Mr. Kelly under such circumstances, please see the section captioned “Potential Payments upon Termination or Change in Control” below.

Mr. Darren Cline

We entered into an employment agreement in June 2025, amended and restated as of February 2026, with Mr. Cline, our Chief Commercial Officer. The employment agreement is for an indefinite term. Mr. Cline’s current annual base salary is $545,000 (increased from $535,000 for 2025), and his current target annual incentive payment remains at 45% of his base salary. Additionally, his employment agreement provides for severance benefits if Mr. Cline’s employment is terminated without cause or he resigns for good reason in connection with a change of control, or if his employment is terminated without cause not in connection with a change of control. For details regarding the Corporation’s obligations to Mr. Cline under such circumstances, please see the section captioned “Potential Payments upon Termination or Change in Control” below.

Ms. Andrea DiFabio

We entered into an employment agreement in November 2022, amended and restated as of February 2026, with Ms. DiFabio, our Chief Legal Officer and Corporate Secretary. The employment agreement is for an indefinite term. Ms. DiFabio’s current annual base salary is $530,000 (increased from $510,000 for 2025), and her current target annual incentive payment remains at 45% of her base salary. Additionally, her employment agreement provides for severance benefits if Ms. DiFabio’s employment is terminated without cause or she resigns for good reason in connection with a change of control, or if her employment is terminated without cause not in connection with a change of control. For details regarding the Corporation’s obligations to Ms. DiFabio under such circumstances, please see the section captioned “Potential Payments upon Termination or Change in Control” below.

Dr. Christopher Kenney

We entered into an employment agreement in August 2021, amended and restated as of February 2026, with Dr. Kenney, our Chief Medical Officer. The employment agreement is for an indefinite term. Dr. Kenney’s current annual base salary is $590,000 (increased from $565,000 for 2025), and his current target annual incentive payment remains at 45% of his base salary. Additionally, his employment agreement provides for severance benefits if Dr. Kenney’s employment is terminated without cause or he resigns for good reason in connection with a change of control, or if his employment is terminated without cause not in connection with a change of control. For details regarding the Corporation’s obligations to Dr. Kenney under such circumstances, please see the section captioned “Potential Payments upon Termination or Change in Control” below.

Ms. Sherry Aulin

Prior to her resignation of employment in June 2025, we were party to an employment agreement with Ms. Aulin, our former Chief Financial Officer. The employment agreement was for an indefinite term. For 2025, Ms. Aulin’s annual base salary was $535,000. The U.S. dollar amount of Ms. Aulin’s semi-monthly pay was converted to Canadian dollars at the Bank of Canada exchange rate approximately five (5) days prior to each pay date and paid to Ms. Aulin in Canadian dollars. Ms. Aulin resigned effective June 30, 2025. In connection with her resignation, we entered into a consulting agreement with Ms. Aulin, pursuant to which she provided consulting services to the Corporation from July 1, 2025 through August 31, 2025. In exchange for providing any such services to the Corporation, she received cash compensation at an hourly rate generally consistent with her base salary rate in effect at the time of her termination of employment, and her outstanding equity awards continued to vest in accordance with their terms. Ms. Aulin did not receive any severance payments or benefits in connection with her resignation.

Potential Payments upon Termination or Change in Control

Each of the employment agreements with our currently employed NEOs provides that if we terminate the applicable NEO’s employment without cause (or in the cases of Mr. Kelly, Mr. Cline, Ms. DiFabio and Dr. Kenney, “Cause” as such term is defined in the NEO’s employment agreement) outside of the period beginning three months before a Change of Control (as such term is defined in the NEO’s employment agreement) and ending 12 months after the Change of Control (such period, the “change of control period”), we will provide, in exchange for and conditional upon receipt of a full and final release of all claims (except to the extent such payments or benefits are required by applicable law), (i) in the case of Mr. Mortimer, a working notice of termination (in which case all terms and conditions of employment including compensation and benefits, subject to the applicable insurer’s terms of coverage, will continue), base salary continuance, a lump sum payment of base salary, or an equivalent combination of any of the foregoing, in the amount of 12 months plus 1 additional month for every 1 year of consecutive service (up to a combined maximum of 18 months) (the “Payment Period”), with the amount of notice and/or payment in excess of the amount to which the NEO is entitled under the British Columbia Employment Standards Act (the “Statutory Notice”) conditional upon the NEO signing and returning a full and final release of all claims, and in the cases of Mr. Kelly, Mr. Cline, Ms. DiFabio and Dr. Kenney, a lump sum severance payment equal to the NEO’s base salary for the Payment Period; (ii) in the case of Mr. Mortimer, continued coverage for the NEO under our group benefits insurance, or payment of the cost of monthly premiums under our group benefits insurance, until the Payment Period ends or the date on which the NEO commences full-time employment; (iii) payment to the NEO of a pro-rated portion of his or her Average Bonus (as defined below); (iv) payment to the NEO of an amount equal to the contributions for retirement savings that we would have paid on his or her behalf for the Payment Period; (v) in the case of Mr. Mortimer, continued exercisability of stock options granted under our Stock Option Plan for up to three months following the end of the Payment Period; and (vi) continued vesting of stock options and other deferred compensation granted under our Amended and Restated 2014 Plan or any subsequent incentive compensation plan for three months following the date the NEO’s employment terminates and continued exercisability of such options and deferred compensation for up to six months following termination of employment. “Average Bonus” means an amount that is (x) the sum of the annual bonus awards (expressed as a percentage of the applicable year’s base salary) that the NEO earned in each of the three completed calendar years preceding the date the NEO’s employment terminates, divided by (y) three, and multiplied by (z) the NEO’s base salary at the time his or her employment terminates. If the NEO has been employed for more than one but fewer than three years, then the Average Bonus will be calculated based on the applicable number of completed calendar years prior to the date the NEO’s employment terminates.

If, during the change of control period, the NEO’s employment is terminated without cause (or, in the cases of Mr. Kelly, Mr. Cline, Ms. DiFabio and Dr. Kenney, “Cause” as such term is defined in the NEO’s employment agreement) or the NEO resigns for Good Reason (as such term is defined in the NEO’s employment agreement), we will, in exchange for and conditional upon receipt of a full and final release of all claims, (i) pay the NEO a lump sum amount equal to his or her base salary for the Payment Period (or in the case of Mr. Mortimer, for 24 months), (ii) pay the NEO 100% of his or her applicable target annual bonus, (iii) pay the NEO an amount equal to the contributions for retirement savings that we would have paid on his or her behalf for the Payment Period (or in the case of Mr. Mortimer, for 24 months), (iv) fully accelerate the vesting of all of the NEO’s unvested stock options and other deferred compensation awards (including restricted share units and other equity or equity-based awards), (v) in the case of Mr. Mortimer, provide for the continued exercisability of his stock options and awards granted under our Stock Option Plan for 90 days from the end of the Payment Period, (vi) provide for the continued exercisability of the NEO’s stock options and awards granted under our Amended and Restated 2014 Plan or any subsequent deferred compensation plan for the longer of (A) six months from the termination of the NEO’s employment or (B) the period stipulated in the applicable plan or grant, and (vii) in the case of Mr. Mortimer, arrange for continued coverage under our group benefits insurance, or payment of the cost of monthly premiums under our group benefits insurance, until the end of the Payment Period or until he commences full-time employment.

In February 2026, the Corporation entered into an amended and restated employment agreement with each of the NEOs, amending the terms related to potential payments upon termination or change in control.

The following table describes the potential payments and benefits that would have been provided to our NEOs in the circumstances described below, assuming that the triggering event took place on December 31, 2025, which was the last day of our fiscal year.

Compensation and Benefits	Termination Without Cause Not in Connection With or Following A Change of Control	Termination Without Cause or Resignation for Good Reason in Connection With or Following A Change of Control	Change of Control
Ian Mortimer
Salary	$1,178,700	$1,571,600	$—
Non-equity incentive plan	480,648	550,060	—
Stock and option awards with accelerated vesting(1)	—	8,639,703	2,763,153
Other benefits(2)	75,707	100,942	—
Total	1,735,055	10,862,305	2,763,153
Thomas Kelly
Salary	540,000	540,000	—
Non-equity incentive plan	—	243,000	—
Stock and option awards with accelerated vesting(1)	—	2,001,600	—
Other benefits(2)	71,778	71,778	—
Total	611,778	2,856,378	—
Darren Cline
Salary	535,000	535,000	—
Non-equity incentive plan	—	240,750	—
Stock and option awards with accelerated vesting(1)	—	2,754,598	277,884
Other benefits(2)	71,528	71,528	—
Total	606,528	3,601,876	277,884
Andrea DiFabio
Salary	637,500	637,500	—
Non-equity incentive plan	195,500	229,500	—
Stock and option awards with accelerated vesting(1)	—	2,794,540	950,184
Other benefits(2)	87,847	87,847	—
Total	920,847	3,749,387	950,184
Christopher Kenney
Salary	753,333	753,333	—
Non-equity incentive plan	224,588	254,250	—
Stock and option awards with accelerated vesting(1)	—	2,711,384	950,184
Other benefits(2)	97,371	97,371	—
Total	1,075,292	3,816,338	950,184

(1)
The value of stock and option awards with accelerated vesting represents the value of ‘in-the-money’ unvested stock options, RSUs and PSUs, as applicable, calculated by multiplying the number of Common Shares subject to acceleration (which assumes acceleration at 100% of the underlying Common Shares for PSUs) by $44.82, the closing market price of our Common Shares on December 31, 2025 (the last trading day of 2025) less the applicable exercise price in the case of stock options. The PSU awards fully vest upon a change of control of the Corporation.
(2)
Represents the value of continued coverage for group benefits insurance or health care benefits and contributions for retirement savings that we would have paid on the NEO’s behalf for the Payment Period (or in the case of Mr. Mortimer with respect to such benefits provided upon a qualifying termination in connection with or following a change of control, for the 24-month period after the termination of his employment).

CEO Pay Ratio

Under rules adopted pursuant to the Dodd-Frank Act, we are required to calculate and disclose the total compensation paid to our median paid employee, as well as the ratio of the total compensation paid to the median employee as compared to the total compensation paid to Ian Mortimer, our Chief Executive Officer, for 2025 (the “CEO Pay Ratio”). The paragraphs that follow describe our methodology and the resulting CEO Pay Ratio.

Measurement Date

We identified the median employee using our employee population on December 31, 2025 (including all employees, whether employed on a full-time, part-time, seasonal or temporary basis, but excluding our Chief Executive Officer ).

Consistently Applied Compensation Measure (CACM)

Under the relevant rules, we are required to identify the median employee by use of a “consistently applied compensation measure” (“CACM”). We chose a CACM that closely approximates the annual target total direct compensation of our employees. Specifically, we identified the median employee by aggregating, for each employee: (a) annual base salary for full-time or part-time employees or the hourly rate multiplied by actual hours worked for hourly employees, (b) target annual cash incentive, and (c) the grant date fair value of any equity awards granted during 2025. In identifying the median employee, we converted compensation amounts paid in Canadian dollars based on the average Bank of Canada U.S. dollar per Canadian dollar foreign exchange rate for the 2025 fiscal year, which was 0.7157. We annualized the compensation value of employees that joined the Corporation during 2025 (other than temporary or seasonal employees), but did not make any cost-of-living adjustments.

Methodology and Pay Ratio

After applying our CACM method, we identified the median employee. Once the median employee was identified, we calculated the median employee’s annual total direct compensation in accordance with the requirements of the Summary Compensation Table. Our median employee compensation in 2025 as calculated using Summary Compensation Table requirements was $246,438. Mr. Mortimer’s total annual compensation as reported in the Summary Compensation Table was $9,221,712. Therefore, our CEO Pay Ratio for 2025 is approximately 37:1.

Our CEO Pay Ratio is influenced by the percentage of our employee population based in Canada, because employees in Canada generally have lower average compensation than employees in the U.S., and is impacted by foreign exchange translation of the Canadian dollar. As of December 31, 2025, approximately 51% of our employee population was based in Canada and 49% of our employee population was based in the U.S. In addition, Mr. Mortimer’s total annual compensation for 2025 of $9,221,712 was inclusive of equity awards, which had an aggregate grant date fair value calculated in accordance with FASB ASC Topic 718 of $7,839,255.

This information is being provided for compliance purposes and is a reasonable estimate calculated in a manner consistent with SEC rules, based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios. Neither our Compensation Committee nor management used the CEO Pay Ratio measure in making compensation decisions.

Pay versus Performance

The following table reports the compensation of our Chief Executive Officer (our Principal Executive Officer, or “PEO”) and the average compensation of the other Named Executive Officers (“Other NEOs”) as reported in the Summary Compensation Table in our proxy statements for the past five years, as well as their “compensation actually paid” (“CAP”), as calculated pursuant to the requirements of Item 402(v) of Regulation S-K. The amounts do not reflect the actual amount of compensation earned by or paid to our PEOs or Other NEOs during the applicable year and were not considered by our Compensation Committee at the time it made decisions with respect to our PEOs’ or Other NEOs’ compensation.

As described in more detail in the section of this Circular titled “Compensation Discussion and Analysis,” our performance-based incentive compensation is generally tied to the Corporation’s strategic and operational objectives, and we did not use financial measures to link executive compensation to our financial performance in the applicable years reported below. Accordingly, we have not included any “Company Selected Measure” or provided a tabular list of financial performance measures.

							Value of Initial Fixed $100 Investment Based on:
	Summary Compensation Table Total for PEO - Ian Mortimer(1)	Compensation Actually Paid to PEO - Ian Mortimer(2)(3)	Summary Compensation Table Total for PEO - Simon Pimstone(1)	Compensation Actually Paid to PEO - Simon Pimstone(2)(3)	Average Summary Compensation Table Total for Other NEOs(4)	Average Compensation Actually Paid to Other NEOs(2)(3)	Xenon TSR(5)	Peer Group TSR(6)	Net Loss (in thousands)(7)
2025	$9,221,712	$11,485,704	N/A	N/A	$3,570,282	$3,563,663	$291	$120	$345,910
2024	9,795,347	4,354,520	N/A	N/A	4,139,227	2,300,677	255	91	234,330
2023	10,117,829	13,866,708	N/A	N/A	3,059,837	4,111,123	299	92	182,393
2022	9,228,604	13,947,116	N/A	N/A	3,177,945	3,664,432	256	89	125,373
2021	3,894,997	8,160,743	$4,116,416	$9,969,831	1,971,967	3,759,699	203	99	78,882

(1)
Mr. Mortimer served as our President and Chief Financial Officer for the year 2020 and through June 2, 2021, and has served as our President and Chief Executive Officer since June 3, 2021. Dr. Pimstone served as our Chief Executive Officer for the year 2020 and through June 2, 2021. The amounts reported in these columns represent the amounts of total compensation reported in the “Total” column of the Summary Compensation Table in each applicable year for the applicable PEO. Compensation amounts paid to our PEOs were paid in Canadian dollars and have been converted to U.S. dollars for purposes of the table. The U.S. dollar per Canadian dollar exchange rate used for such conversion was 0.7157, 0.7302, 0.7410, 0.7692 and 0.7980, which were the average Bank of Canada foreign exchange rates for the 2025, 2024, 2023, 2022 and 2021 fiscal years, respectively.
(2)
The Summary Compensation Table totals reported for the PEOs and the average of the Other NEOs for each year were subject to the following adjustments in accordance with Item 402(v)(2) (iii) of Regulation S-K to calculate “compensation actually paid”:

	2025		2024		2023		2022		2021
	PEO - Ian Mortimer	Average for Other NEOs	PEO - Ian Mortimer	Average for Other NEOs	PEO - Ian Mortimer	Average for Other NEOs	PEO - Ian Mortimer	Average for Other NEOs	PEO - Ian Mortimer	PEO - Simon Pimstone	Average for Other NEOs
Summary Compensation Table Total	$9,221,712	$3,570,282	$9,795,347	$4,139,227	$10,117,829	$3,059,837	$9,228,604	$3,177,945	$3,894,997	$4,116,416	$1,971,967
Adjustments
Deduction for amounts reported under "Option Awards" and "Stock Awards" in the Summary Compensation Table	(7,839,255)	(3,057,600)	(8,611,059)	(3,422,238)	(9,051,114)	(2,411,645)	(8,254,844)	(2,643,857)	(2,937,835)	(3,104,921)	(1,608,715)
Year-end fair value of option and stock awards granted during year that remained unvested as of last day of year	10,188,023	3,830,861	6,702,262	2,661,305	12,261,591	3,267,069	11,554,862	2,527,625	5,223,454	5,133,746	3,249,254
Change in fair value from last day of prior year to last day of year of unvested option and stock awards	657,783	99,980	(2,315,305)	(704,409)	982,419	343,908	1,263,011	478,051	1,479,078	2,919,034	111,424
Change in fair value (as of vesting date from prior year end) of prior years' option and stock awards that vested during the year	(742,559)	(296,882)	(1,216,725)	(373,208)	(444,017)	(148,046)	155,483	124,668	501,049	905,556	35,769
Fair value as of last day of prior year of option and stock awards that failed to meet applicable vesting conditions during the year	—	(582,978)	—	—	—	—	—	—	—	—	—
Compensation Actually Paid	$11,485,704	$3,563,663	$4,354,520	$2,300,677	$13,866,708	$4,111,123	$13,947,116	$3,664,432	$8,160,743	$9,969,831	$3,759,699

(3)
For purposes of calculating the CAP to each PEO and the average CAP to our Other NEOs, compensation related to option awards was remeasured using a Black-Scholes option pricing model as of the applicable year-end date or, in the case of vested options, the vesting date. The Black-Scholes option pricing model requires us to make assumptions and judgments regarding the variables used in the calculation, including the expected remaining term, expected volatility, and the expected risk-free rate, and the assumptions we used for these variables are as follows:

Year Ended December 31,
	2025	2024	2023	2022	2021
Expected term (in years)	0.49 – 6.63	4.58 – 6.63	4.69 – 6.72	5.36 – 6.94	4.67 – 7.21
Volatility	33.6% – 62.2%	59.38% – 64.90%	63.73% – 73.51%	68.08% – 76.18%	65.59% - 77.46%
Risk-free interest rate	3.54% – 4.41%	3.55% – 4.68%	3.47% – 4.80%	1.42% – 4.20%	0.48% - 1.44%
Dividend yield	—	—	—	—	—

The assumptions used in calculating the fair value of stock awards include the stock price as of the applicable measuring date and, in the case of performance-based awards, the probable outcome of the performance conditions as of the applicable measuring date. The valuation assumptions used to calculate fair values did not differ in any material respect from the assumptions used to calculate the grant date fair value of the stock awards as reported in the Summary Compensation Table.

(4)
The amounts reported in this column represent the average amounts of total compensation reported in the “Total” column of the Summary Compensation Table in each applicable year for the Other NEOs. Compensation amounts paid to Mr. Mortimer, Ms. Aulin and Dr. Sherrington were paid in Canadian dollars and have been converted to U.S. dollars for purposes of the table. The U.S. dollar per Canadian dollar exchange rate used for such conversion was 0.7157, 0.7302, 0.7410, 0.7692 and 0.7980, which were the average Bank of Canada foreign exchange rates for the 2025, 2024, 2023, 2022 and 2021 fiscal years, respectively. The Other NEOs for each year are as follows:

2025 – Thomas Kelly, Darren Cline, Andrea DiFabio, Christopher Kenney and Sherry Aulin

2024 – Sherry Aulin, Andrea DiFabio, Christopher Kenney and Christopher Von Seggern

2023 – Sherry Aulin, Christopher Kenney, Christopher Von Seggern and Robin Sherrington

2022 – Sherry Aulin, Christopher Kenney, Christopher Von Seggern and Andrea DiFabio

2021 – Sherry Aulin and Christopher Kenney

(5)
Total shareholder return (“TSR”) represents the cumulative total return on $100 invested in our Common Shares on December 31, 2020 through the last trading day of the applicable fiscal year reported in the table. Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Corporation’s share price at the end and the beginning of the measurement period by the Corporation’s share price at the beginning of the measurement period. The Corporation has not paid any dividends to date.
(6)
Peer Group TSR represents the cumulative total return on $100 invested on December 31, 2020 through the last trading day of the applicable fiscal year reported in the table. The peer group used for this purpose is the Nasdaq Biotechnology Index for all five fiscal years disclosed, which aligns with the peer group used for the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Reports on Form 10-K for the years ended December 31, 2025 to 2022. We were not required to prepare a stock performance graph under Item 201(e) of Regulation S-K for the fiscal year ended December 31, 2021, so we did not have a peer group for this purpose for such year.
(7)
The amounts reported in this column represent the amount of net loss as reflected in the Corporation’s audited financial statements for the applicable years as included in our Annual Reports on Form 10-K.

Relationship Between Pay versus Performance

As described in more detail in the section of this Circular titled “Compensation Discussion and Analysis”, we use several non-financial performance measures to align executive compensation with performance, which are not presented in the Pay versus Performance table. For example, the executives’ performance-based annual cash bonuses for 2025 were based on achievement of corporate objectives that focus on clinical, pre-clinical and business and financial operations established by our Compensation Committee and described in “Non-Equity Incentive Plan Compensation and Bonuses” above. Moreover, we generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with the metrics reported in the Pay versus Performance table, although we do grant long-term incentive awards to further align the interests of our NEOs with our shareholders. The following graphs illustrate the relationships between CAP, TSRs and our net income (loss).

CAP vs TSR of Xenon & peer Group

vsNet Loss

Indemnification Agreements and Directors’ and Officers’ Liability Insurance

Under the CBCA, we may indemnify our current or former directors or officers or any other individuals who act or have acted at our request as a director or officer, or an individual acting in a similar capacity, of another entity, against all costs, charges, and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the individual in respect of any civil, criminal, administrative, investigative or other proceeding in which the individual is involved because of his or her association with us or the other entity. The CBCA also provides that we may advance moneys to a director, officer or other individual for costs, charges and expenses reasonably incurred in connection with such a proceeding. The individual shall repay the moneys to us if indemnification of the individual is ultimately prohibited under the CBCA, as described below.

Indemnification is prohibited under the CBCA unless the individual:

•
acted honestly and in good faith with a view to our best interests, or the best interests of the other entity for which the individual acted as director or officer or in a similar capacity at our request;
•
in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the individual had reasonable grounds for believing that his or her conduct was lawful; and
•
was not judged by the court or other competent authority to have committed any fault or omitted to do anything that the individual ought to have done.

Our by-laws require us to indemnify each of our directors, officers, former directors or officers or persons who act or acted at our request as a director or officer, or an individual acting in a similar capacity, of another body corporate to the fullest extent permitted under the CBCA. We will indemnify such individual against all costs, charges and expenses, including an amount paid to settle an action or proceeding to which the individual is made a party by reason of being or having been a director of officer of us or such body corporate. However, we shall not indemnify such individual if the individual did not act honestly and in good faith with a view to our best interests or, in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the individual did not have reasonable grounds for believing that his or her conduct was lawful.

We have entered into indemnification agreements with each of our directors and officers. As provided by our by-laws, these agreements, among other things, require us to indemnify each director and officer to the fullest extent permitted under the CBCA.

Our by-laws authorize us, with the approval of our Board, to purchase and maintain insurance for the benefit of any persons our Board may from time to time determine.

Certain Relationships and Related Transactions

In addition to the arrangements described below, we have also entered into the arrangements which are described where required in the section of this Circular captioned “Executive Compensation”.

Related Person Transaction Policy

Pursuant to a formal, written policy, which became effective on November 4, 2014, our executive officers, directors, holders of more than 5% of any class of our voting securities, and any member of the immediate family of or any entities affiliated with any of the foregoing persons, are not permitted to enter into a related person transaction with us without the prior approval or, in the case of pending or ongoing related party transactions, ratification of our Audit Committee. For purposes of our policy, as amended from time to time, a related person transaction is a transaction, arrangement or relationship where we were, are or will be involved and in which a related person had, has or will have a direct or indirect material interest, other than transactions available to all of our employees.

Indebtedness of Directors and Officers

No current or former director, officer or employee of the Corporation, or any associate of any such individual, is, or was at any time during the most recently completed financial year, indebted to the Corporation, nor is any indebtedness of any such person to another entity the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Corporation.

Other Transactions

We have granted equity awards to our NEOs, other executive officers and certain of our directors.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by Xenon under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent Xenon specifically incorporates this Report by reference therein.

The Audit Committee of the Board is comprised solely of independent directors and operates under a written charter which is reviewed on an annual basis and amended as necessary by the Board upon recommendation by the Audit Committee. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with all applicable requirements for corporate audit committees.

The Audit Committee is responsible for assisting the Board in serving as an oversight to Xenon’s accounting, auditing, financial reporting, internal control and legal compliance functions. The Audit Committee has implemented procedures to ensure that during the course of each fiscal year, it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under its charter including, whenever appropriate, meeting in executive sessions with Xenon’s independent auditors without the presence of Xenon’s management.

Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”). The Corporation’s independent auditors are responsible for auditing those financial statements and expressing an opinion as to their conformity with GAAP. The independent auditors also are responsible for performing an independent audit of the Corporation’s internal control over financial reporting in accordance with the auditing standards of the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee’s responsibility is to oversee and review the financial reporting process, including the Corporation’s systems of internal controls.

In overseeing the preparation of Xenon’s financial statements, the Audit Committee reviewed the financial statements and met with both management and Xenon’s outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with GAAP, and the Audit Committee discussed the statements with both management and the outside auditors.

The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB, and the Securities and Exchange Commission.

The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm, PwC, required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with PwC that firm’s independence.

On the basis of their reviews and discussions, the Audit Committee recommended to the Board that the Board approve (and the Board has approved) the inclusion of Xenon’s audited financial statements in Xenon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the SEC and the securities commissions in British Columbia, Alberta and Ontario.

The Audit Committee’s current charter is appended to this Circular as Schedule B.

Audit Committee of the Board
Mr. Steven Gannon (Chair)
Mr. Justin Gover
Mr. Patrick Machado

ITEM 4 – ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES ON COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Act and Section 14A of the Exchange Act enable our shareholders to indicate their preference at least once every six years regarding how frequently we should solicit a non-binding advisory vote on the compensation of our NEOs as disclosed in our proxy statement. Accordingly, we are asking our shareholders to indicate whether they would prefer an advisory vote every one year, two years or three years. Alternatively, shareholders may abstain from casting a vote.

After considering the benefits and consequences of each alternative, the Board recommends that the advisory vote on the compensation of our NEOs be submitted to the shareholders every year. In formulating its recommendation, the Board considered that compensation decisions are made annually and that an annual advisory vote on the compensation of our NEOs will allow shareholders to provide more frequent and direct input on our compensation philosophy, policies and practices.

Vote Required

The alternative among one year, two years or three years that receives the highest number of votes cast at the Meeting by shareholders entitled to vote thereon will be deemed to be the frequency preferred by our shareholders. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of this proposal.

While the Board believes that its recommendation is appropriate at this time, the shareholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preference, on an advisory basis, as to whether non-binding future shareholder advisory votes on the compensation of our NEOs should be held every year, two years or three years.

As an advisory vote, the result of this proposal is non-binding. Although the vote is non-binding, the Board and the Compensation Committee value the opinions of our shareholders in this matter and, to the extent there is any significant vote in favor of one time period over another, will consider the outcome of this vote when making future decisions regarding the frequency of holding future shareholder advisory votes on the compensation of our NEOs.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS:

A VOTE TO HOLD FUTURE SHAREHOLDER ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS EVERY “ONE YEAR”

ITEM 5 – APPROVAL OF 2026 EQUITY INCENTIVE PLAN

Why We Are Requesting Shareholder Approval

We are asking shareholders to approve the Xenon Pharmaceuticals Inc. 2026 Equity Incentive Plan (the “2026 Plan”). Our Board believes that our success depends, in large part, on our ability to maintain a competitive position by attracting, retaining and motivating the best talent in what is a tremendously competitive labor market. Central to these objectives is our equity-based compensation program, which is consistent with our compensation philosophy and the compensatory practices of other companies in our peer group and other companies with which we compete for talent. We and our Board understand that our equity-compensation needs must be balanced against the dilutive effect of such programs on our shareholders. To that end, and based on careful weighing of these considerations, as more fully described below, on April 15, 2026 (the “Board Approval Date”), subject to shareholder approval, the Board and the Compensation Committee adopted the 2026 Plan. If this proposal is approved by our shareholders, we intend to register the additional shares reserved for issuance under the 2026 Plan by filing a Registration Statement on Form S-8 as soon as practicable following such approval.

The 2026 Plan is intended to replace the Amended and Restated 2014 Plan, which will expire by its terms on April 16, 2030. If our shareholders approve the 2026 Plan, we will not grant any further awards under the Amended and Restated 2014 Plan after the date of such approval, but awards previously granted under the Amended and Restated 2014 Plan will remain outstanding. If the shareholders do not approve the 2026 Plan, then the Amended and Restated 2014 Plan will remain in effect pursuant to its existing terms until its expiration, and we will consider other alternatives as a means of properly and competitively compensating our employees, directors and other service providers, including potentially increasing the amount of cash that we use as compensation.

We intend to utilize the 2026 Plan as we have utilized the Amended and Restated 2014 Plan: specifically, to grant equity awards to our employees, non-employee directors, consultants, and advisors in order to recruit, retain and reward those who are critical to our success. Our Board and Compensation Committee determined the requested number of shares for the 2026 Plan based on projected annual equity awards to our employees and non-employee directors, employee recognition and promotion awards, and an assessment of the magnitude of the share reserve under the 2026 Plan that our shareholders would likely find acceptable. If shareholders approve the 2026 Plan, subject to adjustment in the event of share splits and other similar events, awards may be made under the 2026 Plan for up to a number of Common Shares equal to the sum of: (i) 4,400,000 Common Shares; and (ii) such additional number of Common Shares as is equal to the sum of (x) the number of Common Shares reserved for issuance under the Amended and Restated 2014 Plan that remain available for grant under the Amended and Restated 2014 Plan immediately prior to the date that the 2026 Plan is approved by our shareholders, and (y) the number of shares of Common Shares subject to awards granted under the Amended and Restated 2014 Plan that are outstanding as of the date that the 2026 Plan is approved by our shareholders and which awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by the Corporation at their original issuance price pursuant to a contractual repurchase right and any shares subject to awards under the Amended and Restated 2014 Plan which shares would otherwise have been returned to the Amended and Restated 2014 Plan and been available for the grant of new awards thereunder (subject, however, in the case of incentive share options, to any limitations under the United States Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”)), provided that the aggregate number of Common Shares referred to in this clause (ii) shall not exceed 14,720,800, which amount represents the sum of the number of Common Shares that remain available for grant under the Amended and Restated 2014 Plan and the number of Common Shares that underlie outstanding equity awards granted pursuant to the Amended and Restated 2014 Plan, in each case as of the Record Date. The 2026 Plan does not include an evergreen provision and includes several features that are consistent with protecting the interests of our shareholders and sound corporate governance practices, as described below.

We have from time to time relied on the inducement grant exception under Nasdaq Listing Rule 5635(c)(4) to grant nonstatutory share options and, in certain cases, performance share units (collectively, “Inducement Awards”) pursuant to our then-current inducement plan to certain of our newly hired employees who are eligible under the Nasdaq rules to receive such grants. Our inducement plan currently in effect is our Amended and Restated 2025 Inducement Plan. Because the number of shares available for issuance under the Amended and Restated 2014 Plan has been (and the number of shares available under the 2026 Plan will be, if the plan is approved) carefully calibrated to enable us to make equity grants other than new-hire grants, we expect to continue using Inducement Awards for a significant portion of our new-hire equity grants. Particularly as we expand our workforce in connection with our planned transition to a commercial-stage company, we anticipate that our hiring needs over the coming two years will be significant.

The following table includes information, as of Record Date, regarding all of our outstanding equity awards under all of our equity-based compensation plans and arrangements under which Common Shares may be issued. This includes shares subject to outstanding awards under the Amended and Restated 2014 Plan, Inducement Awards, 2,766,785 shares that remain available under the Amended and Restated 2014 Plan for future awards and 330,500 shares that remain available under the Amended and Restated 2025 Inducement Plan for future awards.

Number of outstanding share options	11,971,623
Weighted average exercise price of outstanding share options	$35.51
Weighted average remaining contractual term of outstanding share options (years)	7.84
Number of outstanding RSUs and PSUs(1)	846,597
Shares available under the Current Plan	2,766,785
Shares available under the Inducement Plan	330,500
New shares requested for approval pursuant to the 2026 Plan	4,400,000
Estimated total number of shares available for the grant of new awards under all equity-based compensation plans, assuming shareholder approval of the 2026 Plan	7,497,285
Number of Common Shares outstanding	96,642,822

(1)
PSUs are eligible to vest based on the achievement of certain predefined regulatory milestone-based objectives related to our azetukalner program. The number of shares reported in the table assumes that the milestone-based objectives will be achieved in full.

As of Record Date, there were no outstanding restricted shares, share appreciation rights, or any other share-based awards.

We expect that the proposed share pool under the 2026 Plan will allow us to continue to grant equity awards (other than to newly hired employees, who will generally receive Inducement Awards to the extent eligible) for approximately two years, but the actual duration of the share pool may vary based on changes in participation, the Corporation’s share price and market practice, as well as our retention and incentive needs as we transition to a commercial-stage company with a more complex organization and additional responsibilities and challenges for our employees and Board of Directors.

We believe that our share-based compensation programs have been integral to our success in the past and will be important to our ability to succeed in the future. The Amended and Restated 2014 Plan will expire on April 16, 2030. If the 2026 Plan is not approved by our shareholders, we will not be able to make equity incentive awards to meet our incentive and retention needs in a highly competitive market, which could have an adverse impact on our business. Further, if the 2026 Plan is not approved, we could be forced to increase cash compensation, which will reduce the resources we are able to allocate to meeting our business needs and objectives. Therefore, the approval of the 2026 Plan is vital to our future success.

Following below is a discussion of:

•
Highlights of the 2026 Plan;
•
Reasons Why Shareholders Should Approve the 2026 Plan;
•
Information Regarding Overhang and Burn Rate; and
•
Description of the 2026 Plan.

Highlights of the 2026 Plan

The 2026 Plan includes several features that are consistent with protecting the interests of our shareholders and sound corporate governance practices. These features are highlighted below and are more fully described in the summary of the 2026 Plan further below in this proposal as well as in the copy of the 2026 Plan in Schedule C to this proxy statement.

No Evergreen. The 2026 Plan does not include an “evergreen” or other provision that automatically increases the number of shares available for grant under the plan and therefore any increase to the maximum share reserve in the 2026 Plan is subject to approval by our shareholders, allowing our shareholders to have a say in our equity compensation programs.

Clawback Policy. In accepting an Award under the 2026 Plan, a participant agrees to be bound by any clawback policy that the Corporation has in effect or may adopt in the future.

No Automatic Vesting of Awards on a Change of Control Event. The 2026 Plan does not provide for the automatic vesting of awards in connection with a change of control event. Instead, the 2026 Plan provides that if the successor corporation does not agree to assume or substitute outstanding awards under the 2026 Plan in connection with the Change of Control, then the Awards will become vested in full, subject to the terms of the 2026 Plan.

No Repricing of Awards. The 2026 Plan prohibits the direct or indirect repricing of share options or SARs without shareholder approval.

No Discounted Share Options or SARs. All share options and SARs must have an exercise or measurement price that is at least equal to the fair market value of the underlying Common Shares on the date of grant.

No Reload Share Options or SARs. No share options or SARs granted under the 2026 Plan may contain a provision entitling the award holder to the automatic grant of additional share options or SARs in connection with any exercise of the original share option or SAR.

No Dividend Equivalents on Share Options or SARs. No share options or SARs granted under the 2026 Plan may provide for the payment or accrual of dividend equivalents.

Dividends and Dividend Equivalents on Restricted Shares, Restricted Share Units and Other-Share Based Awards Not Paid Until Award Vests. Any dividends or dividend equivalents paid with respect to restricted shares, restricted share units (“RSUs”) or other share-based awards will be subject to the same restrictions on transfer and forfeitability as the award with respect to which they are paid.

Limit on Non-Employee Director Compensation. The maximum aggregate amount of cash earned or paid and value of awards (calculated based on grant date fair value for financial reporting purposes) granted to any non-employee director in any calendar year may not exceed US$750,000 in the case of an incumbent director. However, such maximum aggregate amount shall not exceed US$1,000,000 in any calendar year for any individual non-employee director in such non-employee director’s initial year of election or appointment. Exceptions to these limitations may only be made by our Board in extraordinary circumstances provided that the non-employee director receiving any additional compensation does not participate in the decision to award such compensation.

Material Amendments Require Shareholder Approval. Shareholder approval is required prior to an amendment of the 2026 Plan that would (i) materially increase the number of shares authorized (other than as provided under the 2026 Plan with respect to certain corporate events or substitute awards), (ii) expand the types of awards that may be granted, or (iii) materially expand the class of participants eligible to participate in the plan.

Administered by an Independent Committee. The 2026 Plan is administered by the Compensation Committee, as delegated by our Board. The Compensation Committee is made up entirely of independent directors.

Reasons Why Shareholders Should Approve the 2026 Plan

Incentivizes, Retains and Motivates Talent. It is critical to our success that we incentivize, retain and motivate the best talent in what is a tremendously competitive labor market. Our equity-based compensation program has always been and will continue to be a key component in our ability to pay market-competitive compensation to our employees.

Aligns with Our Pay-for-Performance Compensation Philosophy. We believe that equity-based compensation is inherently performance-based. As the value of our shares appreciates, our employees receive greater compensation at the same time that our shareholders are receiving a greater return on their investment. Conversely, if the share price does not appreciate following the grant of an equity award, then our employees would not receive any compensation in respect of share options and would receive lower compensation than intended in respect of RSUs.

Aligns Employee and Director Interests with Shareholder Interests. Providing our employees and non-employee directors with compensation in the form of equity directly aligns the interests of those employees and non-employee directors with the interests of our shareholders. If the 2026 Plan is approved by our shareholders, we will be able to continue granting equity-based incentives that foster this alignment between our employees and non-employee directors and our shareholders.

Consistent with Shareholder Interests and Sound Corporate Governance. As described under the heading “Highlights of the 2026 Plan” and more thoroughly below, the 2026 Plan was purposefully designed to include features that are consistent with the interests of our shareholders and sound corporate governance practices.

Information Regarding Overhang and Burn Rate

In developing our share request for the 2026 Plan and analyzing the impact of utilizing equity as a means of compensation on our shareholders, we considered both our “overhang” and our “burn rate.”

Overhang is a measure of potential dilution, which we define as the sum of (i) the total number of shares underlying all equity awards outstanding and (ii) the total number of shares available for future award grants, divided by the number of Common Shares outstanding. As of the Record Date, there were 12,818,220 shares underlying all equity awards outstanding (assuming maximum achievement with respect to performance-based awards), 2,766,785 shares available under the Amended and Restated 2014 Plan for future awards, 330,500 shares available under the Amended and Restated 2025 Inducement Plan for future awards and 96,642,822 Common Shares outstanding. Accordingly, our overhang at Record Date was 16%. If the 4,400,000 shares proposed to be authorized for grant under the 2026 Plan are included in the calculation, our overhang on Record Date would have been 21%.

Burn rate provides a measure of the potential dilutive impact of our equity award program, which we calculate by dividing the number of shares subject to equity awards granted during the year by the basic weighted average number of shares outstanding. Set forth below is a table that reflects our burn rate for the 2025, 2024 and 2023 calendar years, as well as an average over those years.

Calendar Year	Awards Granted (#)	Basic Weighted Average Number of Common Shares Outstanding (#)	Gross Burn Rate(1)
2025	3,349,621	77,080,670	4.3%
2024	3,272,819	75,721,562	4.3%
2023	2,542,473	64,739,678	3.9%
Three-Year Average	3,054,971	72,513,970	4.2%

(1) We define “gross burn rate” as the number of equity awards granted in the year divided by the basic weighted average number of Common Shares outstanding. For purposes of this calculation, for each year, we counted the number of equity awards subject to any performance-based achievement based on the maximum number of Common Shares issuable under such awards.

Equity Compensation Plan Information

For more information on our equity compensation plans, please see the section titled “Executive Compensation—Equity Compensation Plan Information” contained elsewhere in this Circular.

Description of the 2026 Plan

The following is a brief summary of the 2026 Plan, a copy of which is attached as Schedule C to this Circular. References to the Board in this summary shall include the Compensation Committee or any similar committee or sub-committee or the Delegated Officers (as defined below), to the extent that our Board’s powers or authority under the 2026 Plan have been delegated to such committee or Delegated Officers, in accordance with the 2026 Plan.

For purposes of this proposal and except where the context otherwise requires, the term “Corporation” and similar terms shall include any of the Corporation’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code and any other business venture (including, without limitation, joint venture or limited liability Corporation) in which the Corporation has a controlling interest, as determined by the Board.

Types of Awards; Shares Available for Awards; Share Counting Rules

The 2026 Plan provides for the grant of incentive share options intended to qualify under Section 422 of the Code, nonstatutory share options, SARs, restricted shares, RSUs and other share-based awards, as described below, which we refer to, collectively, as awards or Awards. Any Award granted under the 2026 Plan may be granted as a Performance Award, as described below.

Subject to adjustment in the event of share splits, share dividends and other similar events, awards may be made under the 2026 Plan (any or all of which awards may be in the form of incentive share options) for up to a number of Common Shares equal to the sum of: (i) 4,400,000 Common Shares; and (ii) such additional number of Common Shares as is equal to the sum of (x) the number of Common Shares reserved for issuance under our Amended and Restated 2014 Plan that remain available for grant under the Amended and Restated 2014 Plan immediately prior to the date that the 2026 Plan is approved by our shareholders, and (y) the number of Common Shares subject to awards granted under the Amended and Restated 2014 Plan that are outstanding as of the date that the 2026 Plan is approved by our shareholders which awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by the Corporation at their original issuance price pursuant to a contractual repurchase right and any shares subject to awards under the Amended and Restated 2014 Plan which shares would otherwise have been returned to the Amended and Restated 2014 Plan and been available for the grant of new awards thereunder (subject, however, in the case of incentive share options to any limitations under the Code), provided that the aggregate number of Common Shares referred to in this clause (ii) shall not exceed 14,720,800, which amount represents the sum of the number of Common Shares that remain available for grant under the Amended and Restated 2014 Plan and the number of Common Shares that underlie outstanding equity awards granted pursuant to the Amended and Restated 2014 Plan, in each case as of the Record Date. Common Shares issued under the 2026 Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

The 2026 Plan provides that the maximum aggregate amount of cash and value of awards (calculated based on grant date fair value for financial reporting purposes) granted to any individual non-employee director in any calendar year may not exceed US$750,000 in the case of an incumbent director. However, such maximum aggregate amount shall not exceed US$1,000,000 in any calendar year for any individual non-employee director in such non-employee director’s initial year of election or appointment. Moreover, fees paid by the Corporation on behalf of any non-employee director in connection with regulatory compliance and any amounts paid to a non-employee director as reimbursement of an expense will not count against this limit. Exceptions to this limitation may only be made by our Board in extraordinary circumstances provided that any non-employee director receiving additional compensation does not participate in the decision to award such compensation. This limitation does not apply to cash or awards granted to a non-employee director in his or her capacity as an advisor or consultant to the Corporation.

For purposes of counting the number of shares available for the grant of awards under the 2026 Plan, all Common Shares covered by SARs shall be counted against the number of shares available for the grant of awards under the 2026 Plan. However, SARs that may be settled only in cash will not be so counted. Similarly, to the extent that an RSU award may be settled only in cash, no shares will be counted against the shares available for the grant of awards under the 2026 Plan. In addition, if we grant an SAR in tandem with a share option for the same number of our Common Shares and provide that only one such award may be exercised, referred to as a tandem SAR, only the shares covered by the share option, and not the shares covered by the tandem SAR, will be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the 2026 Plan.

Shares covered by awards under the 2026 Plan that expire or are terminated, surrendered, or cancelled without having been fully exercised or are forfeited in whole or in part (including as the result of shares subject to such award being repurchased by us at the original issuance price pursuant to a contractual repurchase right) or that result in any shares not being issued (including as a result of an award being settled in cash rather than shares) will again be available for the grant of awards under the 2026 Plan (subject, in the case of incentive share options, to any limitations under the Code). In the case of the exercise of a SAR, the number of shares counted against the shares available for the grant of awards under the 2026 Plan will be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle the SAR upon exercise, and the shares covered by a tandem SAR will not again become available for grant upon the expiration or termination of the tandem SAR.

Common Shares that are delivered (by actual delivery, attestation, or net exercise) to us by a participant to purchase Common Shares upon exercise of an award or to satisfy tax withholding obligations (including shares retained from the award creating the tax obligation) will be added back to the number of shares available for the future grant of awards under the 2026 Plan.

In connection with a merger or consolidation of an entity with us or our acquisition of property or shares of an entity, our Board may grant awards under the 2026 Plan in substitution for any share options or other share or share-based awards granted by such entity or an affiliate thereof on such terms as our Board determines appropriate in the circumstances, notwithstanding any limitation on awards contained in the 2026 Plan. No such substitute awards shall count against the overall share limit contained in the 2026 Plan, except as required by reason of Section 422 and related provisions of the Code.

Descriptions of Awards

Share Options. A participant who is awarded a share option receives the right to purchase a specified number of Common Shares at a specified exercise price and subject to the other terms and conditions that are specified in connection with the award agreement. A share option that is not intended to be an “incentive share option” is a “nonstatutory share option.” Share options may not be granted at an exercise price that is less than 100% of the fair market value of our Common Shares on the date of grant. If our Board approves the grant of a share option to be effective on a future date, the exercise price may not be less than 100% of the fair market value of our Common Shares on that future date. Under present law, incentive share options may not be granted at an exercise price less than 110% of the fair market value in the case of share options granted to participants who hold more than 10% of the total combined voting power of all classes of our shares or any of our subsidiaries. Under the terms of the 2026 Plan, share options may not be granted for a term in excess of ten years (and, under present law, five years in the case of incentive share options granted to participants who hold greater than 10% of the total combined voting power of all classes of our shares or any of our subsidiaries).

The 2026 Plan permits participants to pay the exercise price of share options using one or more of the following manners of payment: (i) payment by cash or by check, (ii) except as may otherwise be provided in the applicable award agreement or approved by our Board, in connection with a “cashless exercise” through a broker, (iii) to the extent provided in the applicable award agreement or approved by our Board, and subject to certain conditions, by delivery to us (either by actual delivery or attestation) of Common Shares owned by the participant valued at their fair market value, (iv) to the extent provided in an applicable nonstatutory share option award agreement or approved by our Board, by delivery of a notice of “net exercise” as a result of which we will retain a number of Common Shares otherwise issuable pursuant to the share option equal to the aggregate exercise price for the portion of the share option being exercised divided by the fair market value of our Common Shares on the date of exercise, (v) to the extent permitted by applicable law and provided for in the applicable award agreement or approved by our Board, by any other lawful means, or (vi) to the extent provided for in the applicable award agreement or approved by our Board, by any combination of these forms of payment. No share option granted under the 2026 Plan may contain a provision entitling the participant to the automatic grant of additional share options in connection with any exercise of the original share option. No share options granted under the 2026 Plan may provide for the payment or accrual of dividend equivalents.

Share Appreciation Rights. A participant who is awarded a SAR receives, upon exercise or upon settlement in accordance with the terms of the SAR agreement, a number of our Common Shares, or cash (or a combination of our Common Shares and cash) determined by reference to appreciation, from and after the date of grant, in the fair market value of a Common Share over the measurement price. The 2026 Plan provides that the measurement price of a SAR may not be less than 100% of the fair market value of our Common Shares on the date the SAR is granted (provided, however, that if our Board approves the grant of a SAR effective as of a future date, the measurement price shall not be less than 100% of the fair market value on such future date) and that SARs may not be granted with a term in excess of 10 years. No SARs granted under the 2026 Plan may contain a provision entitling the participant to the automatic grant of additional SARs in connection with any exercise of the original SAR. No SARs granted under the 2026 Plan may provide for the payment or accrual of dividend equivalents.

Limitation on Repricing of Share options or SARs. Unless such action is approved by our shareholders or otherwise permitted under the terms of the 2026 Plan in connection with certain changes in capitalization and reorganization events, we may not (i) amend any outstanding share option or SAR granted under the 2026 Plan to provide an exercise price or measurement price per share that is lower than the then-current exercise price or measurement price per share of such outstanding share option or SAR, (ii) cancel any outstanding share option or SAR (whether or not granted under the 2026 Plan) and grant in substitution therefor new awards under the 2026 Plan (other than certain substitute awards issued in connection with a merger or consolidation of an entity with us or an acquisition by us, described above) covering the same or a different number of our Common Shares and having an exercise price or measurement price per share lower than the then-current exercise price or measurement price per share of the cancelled share option or SAR, (iii) cancel in exchange for a cash payment any outstanding share option or SAR with an exercise price or measurement price per share above the then-current fair market value of our Common Shares, or (iv) take any other action under the 2026 Plan that constitutes a “repricing” within the meaning of the rules of The Nasdaq Global Market or any other exchange or marketplace on which the Corporation’s shares are listed or traded.

Restricted Share Awards. A participant who is granted a restricted share award is entitled to acquire our Common Shares, subject to our right to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost), in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award. Any dividends (whether paid in cash, shares or property) declared and paid by us with respect to restricted shares will be paid to the participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. No interest will be paid on unvested dividends.

Restricted Share Unit Awards. A participant who is granted an RSU award is entitled to receive our Common Shares, or cash equal to the fair market value of such shares or a combination thereof, in the event that the conditions specified in the applicable award are satisfied, with such shares to be delivered at the time such award vests or on a deferred basis pursuant to the terms and conditions established by our Board. Our Board may provide that settlement of RSUs will be deferred, on a mandatory basis or at the election of the participant, in a manner that complies with Section 409A of the Code. A participant has no voting rights with respect to any RSU. An RSU award agreement may provide the applicable participant with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding Common Shares. Any such dividend equivalents may be settled in cash and/or our Common Shares and will be subject to the same restrictions on transfer and forfeitability as the RSUs with respect to which such dividend equivalents are awarded. No interest will be paid on dividend equivalents.

Other Share-Based Awards. Under the 2026 Plan, our Board may grant other awards of our Common Shares, and other awards that are valued in whole or in part by reference to, or are otherwise based on, our Common Shares or other property, having such terms and conditions as our Board may determine. We refer to these types of awards as other share-based awards. Other share-based awards may be available as a form of payment in settlement of other awards granted under the 2026 Plan or as payment in lieu of compensation to which a participant is otherwise entitled. Other share-based awards may be paid in our Common Shares or in cash, as our Board may determine. The award agreement of an other share-based award may provide the participant who receives such award with the right to receive dividend equivalents. Dividend equivalents may be settled in cash and/or our Common Shares and will be subject to the same restrictions on transfer and forfeitability as the other share-based award with respect to which they are awarded. No interest will be paid on dividend equivalents.

Performance Awards. The Board may specify that the degree of granting, vesting and/or payout of any Award shall be subject to the achievement of one or more performance measures established by the Board (each, a “Performance Award”), which may be based on the relative or absolute attainment of specified levels of one or more such performance measures related to the Corporation, a division or business unit thereof or individual goals (including, but not limited to, the continued provision of services to the Corporation) or on any other basis as the Board shall determine. The Board may specify that such performance measures shall be adjusted to exclude any factors as the Board may determine. Such performance measures: (x) may vary by Participant and may be different for different Awards; (y) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works; and (z) may cover such period as may be specified by the Board. The Board shall have the authority to make equitable adjustments to the performance goals in recognition of any changes in the Corporation’s capitalization, unusual or non-recurring events affecting the Corporation or the financial statements of the Corporation, in response to changes in applicable laws or regulations or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles. The Board may adjust the number of shares payable pursuant to such Performance Award, and the Board may, at any time, waive the achievement of the applicable performance measures. Notwithstanding its designation as a Performance Award, no share option or SAR may provide for the payment or accrual of dividends or dividend equivalents. Further, any dividends or dividend equivalents awarded with respect to restricted shares, RSUs or other share-based awards that are designated as Performance Awards shall be subject to the same restrictions on transfer and forfeitability as the award with respect to which granted.

Eligibility to Receive Awards

All of our employees, officers, and directors, as well as our consultants and advisors, are eligible to receive awards under the 2026 Plan. However, incentive share options may only be granted to our employees, employees of our present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and employees of any other entities the employees of which are eligible to receive incentive share options under the Code.

As of the Record Date, approximately 365 persons were eligible to receive awards under the 2026 Plan, including nine executive officers (who are current employees), 349 employees (excluding executive officers), seven non-employee directors, zero consultants and zero non-consultant advisors.

On April 7, 2026, the last reported sale price of our Common Shares on The Nasdaq Global Market was $57.65.

Transferability of Awards

Awards may not be sold, assigned, transferred, pledged or otherwise encumbered by a participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive share option, pursuant to a qualified domestic relations order. During the life of the participant, awards are exercisable only by the participant. However, except with respect to awards that are subject to Section 409A of the Code and incentive share options, our Board may permit or provide in an award for the gratuitous transfer of the award by the participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the participant and/or an immediate family member thereof if we would be eligible to use a Form S-8 under the Securities Act of 1933, as amended, for the registration of the sale of the Common Shares subject to such award to the proposed transferee. Further, we are not required to recognize any such permitted transfer until such time as the permitted transferee has, as a condition to the transfer, delivered to us a written instrument in form and substance satisfactory to us confirming that such transferee will be bound by all of the terms and conditions of the award. None of the restrictions described in this paragraph prohibit a transfer from the participant to the Corporation.

No Rights as a Shareholder

No participant or designated beneficiary shall have any rights as a shareholder with respect to any Common Shares to be distributed with respect to an award granted under the 2026 Plan until becoming a record holder of such shares, subject to the terms of an award agreement.

Clawback

In accepting an award under the 2026 Plan, a participant agrees to be bound by any clawback policy that the Corporation has in effect or may adopt in the future, including without limitation the Xenon Pharmaceuticals Inc. Clawback Policy. A participant further agrees to promptly take any action necessary to effectuate any forfeiture or reimbursement that may be required by such clawback policy.

New Plan Benefits Table

The granting of awards under the 2026 Plan is discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group, other than as set forth below. Each new non-management director is entitled to receive an option to purchase a number of Common Shares upon joining the Board with an aggregate grant date fair value of $660,000, and each non-management director is entitled to receive, on an annual basis, an option to purchase a number of Common Shares, and/or RSUs, in such proportions as the Board or our Compensation Committee may determine, with an aggregate grant date fair value of $440,000, which generally will be granted immediately following the annual meeting, under the terms of our director compensation policy.

Name and Position	Dollar Value ($)	Number of Common Shares Underlying Share Option Awards	Number of Common Shares Underlying RSU Awards
Ian Mortimer	—	—	—
Tucker Kelly	—	—	—
Darren Cline	—	—	—
Andrea DiFabio	—	—	—
Christopher Kenney	—	—	—
All current executive officers as a group	—	—	—
All current directors who are not executive officers as a group(1)	$3,080,000	(2)	(2)
All employees, including all current officers who are not executive officers, as a group	$3,080,000	(2)	(2)

(1)
Represents the aggregate dollar value of annual equity awards to be granted in 2026 to each then-serving non-management director. Pursuant to our director compensation policy (as more fully described in the paragraph above the table), the amount set forth in the “Dollar Value” column above equals $440,000 multiplied by the seven current non-management directors all of whom are standing for election at the Meeting, which election is more fully described in Item 2 of this Proxy Statement. The amount excludes (i) share options that the non-management directors will be entitled to receive under our director compensation policy for years following 2026 and (ii) any discretionary awards that any non-management director may be awarded under the 2026 Plan.
(2)
The number of shares underlying the share option and RSU awards to be made to non-employee directors in 2026 is not determinable at this time as such awards will be determined based on grant date fair value.

Administration

The 2026 Plan will be administered by our Board. Our Board has the authority to grant awards and to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2026 Plan that it deems advisable and to construe and interpret the provisions of the 2026 Plan and any award agreements entered into under the 2026 Plan. Our Board may correct any defect, supply any omission or reconcile any inconsistency in the 2026 Plan or any award. All actions and decisions by our Board with respect to the 2026 Plan and any awards made under the 2026 Plan will be made in our Board’s discretion and will be final and binding on all persons having or claiming any interest in the 2026 Plan or in any award.

Pursuant to the terms of the 2026 Plan, our Board may delegate any or all of its powers under the 2026 Plan to one or more committees or subcommittees of our Board. The Board has authorized the Compensation Committee to administer the 2026 Plan. Awards granted to non-employee directors must be granted and administered by a committee of the Board, all of the members of which are independent directors as defined by Section 5605(a)(2) of the rules of the Nasdaq Stock Market.

Subject to any requirements of applicable law, the Board may, by resolution, delegate to one or more officers of the Corporation (such persons, the “Delegated Officers”) the power to grant awards (subject to any limitations under the 2026 Plan) to eligible service providers of the Corporation and to exercise such other powers under the 2026 Plan as the Board may determine, provided, that (I) no Delegated Officer shall be authorized to grant awards to itself, and (II) no Delegated Officer shall be authorized to grant awards to any “executive officer” (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), or to any “officer” (as defined by Rule 16a-1(f) under the Exchange Act).

Subject to applicable limitations contained in the 2026 Plan, the Board, the Compensation Committee, or any other committee or subcommittee or Delegated Officer to whom the Board has delegated authority pursuant to the 2026 Plan, as the case may be, selects the recipients of awards and determines (i) the number of Common Shares, cash or other consideration covered by awards and the terms and conditions of such awards, including the dates upon which such awards become exercisable or otherwise vest, (ii) the exercise or measurement price of awards, if any, and (iii) the duration of awards.

Except as otherwise provided in the 2026 Plan, each award under the 2026 Plan may be made alone or in addition or in relation to any other award. The terms of each award need not be identical, and our Board need not treat participants uniformly. Our Board will determine the effect on an award of the disability, death, termination or other cessation of employment or service, authorized leave of absence or other change in the employment or other service status of a participant, and the extent to which, and the period during which, the participant (or the participant’s legal representative, conservator, guardian or designated beneficiary) may exercise rights or receive any benefits under an award.

The Board may at any time provide that any award shall become immediately exercisable in whole or in part, free from some or all restrictions or conditions or otherwise realizable in whole or in part, as the case may be.

In the event of any share split, reverse share split, share dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of our Common Shares, other than an ordinary cash dividend, we are required to make equitable adjustments (or make substituted awards, as applicable), in the manner determined by our Board, to (i) the number and class of securities available under the 2026 Plan, (ii) the share counting rules set forth in the 2026 Plan, (iii) the number, class, exercise, measurement or purchase price and any other per share related provisions of shares subject to each outstanding award, and (iv) any performance goals applicable to an award. In the event we effect a split of our Common Shares by means of a share dividend and the exercise price of and the number of shares subject to an outstanding share option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then a participant who exercises a share option between the record date and the distribution date for such share dividend shall be entitled to receive, on the distribution date, the share dividend with respect to the shares of Common Shares acquired upon such share option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such share dividend.

We will indemnify and hold harmless each director, officer, employee or agent to whom any duty or power relating to the administration or interpretation of the 2026 Plan has been or will be delegated against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with our Board’s approval) arising out of any act or omission to act concerning the 2026 Plan unless arising out of such person’s own fraud or bad faith.

Amendment of Awards. Except as otherwise provided under the 2026 Plan with respect to repricing outstanding share options or SARs and with respect to actions requiring shareholder approval, our Board may amend, modify or terminate any outstanding award, including but not limited to, substituting therefor another award of the same or a different type, changing the date of exercise or realization, and converting an incentive share option to a nonstatutory share option, provided that the participant’s consent to any such action will be required unless our Board determines that the action, taking into account any related action, does not materially and adversely affect the participant’s rights under the 2026 Plan or the change is otherwise permitted under the terms of the 2026 Plan in connection with certain corporate events.

Reorganization Events

The 2026 Plan contains provisions addressing the consequences of any reorganization event. A reorganization event is defined under the 2026 Plan as (i) any merger or consolidation of us with or into another entity as a result of which all of our Common Shares are converted into or exchanged for the right to receive cash, securities or other property, or are cancelled, (ii) any transfer or disposition of all of our Common Shares for cash, securities or other property pursuant to a share exchange or other transaction or (iii) our liquidation or dissolution.

Provisions Applicable to Awards Other than Restricted Shares. Under the 2026 Plan, if a reorganization event occurs, our Board may take any one or more of the following actions as to all or any (or any portion of) outstanding awards other than restricted shares on such terms as our Board determines (except to the extent specifically provided otherwise in an applicable award agreement, another agreement between a participant and us, or another Corporation plan): (i) provide that such awards shall be assumed, or substantially equivalent awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); (ii) upon written notice to a participant, provide that all unvested awards will be forfeited immediately before the reorganization event and/or that all unexercised awards will terminate immediately prior to the consummation of such reorganization event unless exercised by the participant (to the extent then exercisable) within a specified period following the date of such notice; (iii) provide that outstanding awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an award shall lapse, in whole or in part prior to or upon such reorganization event; (iv) make or provide for a payment in such form (which may include, without limitation, cash, cash equivalents and/or securities of the acquiring or succeeding corporation (or an affiliate thereof)) as may be determined by our Board to participants with respect to each award held by a participant equal in value to (I) the number of our Common Shares subject to the vested portion of the award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event) multiplied by (II) the excess, if any, of (A) the amount of cash and/or value, as determined by our Board in its discretion, of any non-cash consideration per Common Share to be received by holders of Common Shares as a result of the reorganization event (the “Acquisition Price”) over (B) the exercise, measurement or purchase price of such award and any applicable tax withholdings, in exchange for the termination of such award, provided, that any escrow, holdback, earn out or similar provisions in the definitive agreement governing the reorganization event may (as determined by our Board) apply to such payments to the same extent and in the same manner as such provisions apply to holders of Common Shares, and provided further that if the Acquisition Price does not exceed the exercise price of the award, then the award will be cancelled without any payment of consideration; (v) provide that, in connection with our liquidation or dissolution, awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings); and (vi) any combination of the foregoing.

Our Board is not obligated to treat all awards, all awards held by a participant, or all awards of the same type, identically. Certain RSU awards that are subject to Section 409A of the Code will be settled in accordance with the terms of the applicable award agreement or as otherwise specified in the 2026 Plan. Our Board, with reasonable notice to participants holding share options or SARs, may impose a limitation on the ability of these participants to exercise their awards for the minimum number of days prior to the closing of the reorganization event as is reasonably necessary to facilitate the orderly closing of the reorganization event.

Provisions Applicable to Restricted Shares. Upon the occurrence of a reorganization event other than our liquidation or dissolution, our repurchase and other rights with respect to outstanding restricted shares will inure to the benefit of our successor and will, unless our Board determines otherwise, apply to the cash, securities or other property which our Common Shares was converted into or exchanged for pursuant to such reorganization event in the same manner and to the same extent as they applied to such restricted shares. However, our Board may either provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any restricted shares or any other agreement between a participant and us, either initially or by amendment or provide for forfeiture of such restricted shares if issued at no cost. Upon the occurrence of a reorganization event involving our liquidation or dissolution, except to the extent specifically provided to the contrary in the instrument evidencing any award of restricted shares or any other agreement between the participant and us, all restrictions and conditions on all restricted shares then outstanding shall automatically be deemed terminated or satisfied.

Change of Control

The 2026 Plan contains provisions addressing the consequences of a merger of the Corporation with or into another corporation or other entity or a Change of Control (as defined in the 2026 Plan). Specifically, in connection with such a transaction, each outstanding Award will be treated as the Board determines, including, without limitation, that (i) Awards may be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change of Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change of Control, and, to the extent the Board determines, terminate upon or immediately prior to the effectiveness of such merger or Change of Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Board determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Board in its sole discretion; or (v) any combination of the foregoing. In taking any of the foregoing actions, the Board will not be required to treat all Awards similarly in the transaction.

Notwithstanding the foregoing, in the event that the successor corporation does not assume or substitute for Awards, the Participant will fully vest in and have the right to exercise all of the Participant’s outstanding share options and SARs, including Common Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on restricted shares and RSUs will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an option or SAR is not assumed or substituted in the event of a Change of Control, the Board will notify the Participants in writing or electronically that the option or SAR will be exercisable for a period of time determined by the Board in its sole discretion, and the option or SAR will terminate upon the expiration of such period.

Provisions for Foreign Participants

The Board may establish one or more sub-plans under the 2026 Plan to satisfy applicable securities, tax or other laws of various jurisdictions. The Board will establish such sub-plans by adopting supplements to the 2026 Plan containing any limitations on the Board’s discretion under the 2026 Plan and any additional terms and conditions not otherwise inconsistent with the 2026 Plan as the Board deems necessary or desirable. All supplements adopted by the Board will be deemed to be part of the 2026 Plan, but each supplement will only apply to participants within the affected jurisdiction.

Withholding

The participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before we will deliver share certificates or otherwise recognize ownership of Common Shares under an award. We may elect to satisfy the withholding obligations through additional withholding on salary or wages. If we elect not to or cannot withhold from other compensation, the participant must pay us the full amount, if any, required for withholding or have a broker tender to us cash equal to the withholding obligations. Payment of withholding obligations is due before we will issue any shares on exercise, vesting or release from forfeiture of an award or at the same time as payment of the exercise or purchase price, unless we determine otherwise. If provided for in an award or approved by the Board, a participant may satisfy the tax obligations in whole or in part by delivery (either by actual delivery or attestation) of Common Shares, including shares retained from the award creating the tax obligation, valued at their fair market value. However, except as otherwise provided by the Board, the total tax withholding where shares are being used to satisfy such tax obligations cannot exceed our minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), except that, to the extent that we are able to retain Common Shares having a fair market value that exceeds the statutory minimum applicable withholding tax without financial accounting implications or we are withholding in a jurisdiction that does not have a statutory minimum withholding tax, we may retain such number of shares (up to the number of shares having a fair market value equal to the maximum individual statutory rate of tax) as we shall determine to be necessary to satisfy the tax liability associated with any award. Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

Amendment or Termination

No award may be granted under the 2026 Plan after June 2, 2036, but awards previously granted may extend beyond that date. Our Board may amend, suspend or terminate the 2026 Plan or any portion of the 2026 Plan at any time, except that (i) no amendment may be made to the plan to permit a share option or SAR to be repriced without shareholder approval and (ii) no amendment that would require shareholder approval under the rules of the national securities exchange on which we maintain our primary listing may be made effective unless and until such amendment has been approved by our shareholders. If the national securities exchange on which we maintain our primary listing does not have rules regarding when shareholder approval of amendments to equity compensation plans is required (or if our Common Shares is not then listed on any national securities exchange), no amendment of the 2026 Plan materially increasing the number of shares authorized under the plan (other than as provided under the 2026 Plan with respect to certain corporate events or substitute awards), expanding the types of awards that may be granted under the plan or materially expanding the class of participants eligible to participate in the plan will be effective unless and until our shareholders approve such amendment. If at any time the approval of our shareholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to incentive share options, our Board may not effect such modification or amendment without such approval.

Unless otherwise specified in the amendment, any amendment to the 2026 Plan adopted in accordance with the procedures described above will apply to, and be binding on the holders of, all awards outstanding under the 2026 Plan at the time the amendment is adopted, provided that our Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of participants under the 2026 Plan. No award will be made that is conditioned on shareholder approval of any amendment to the 2026 Plan unless the award provides that (i) it will terminate or be forfeited if shareholder approval of such amendment is not obtained within no more than 12 months from the date the award was granted and (ii) it may not be exercised or settled (or otherwise result in the issuance of our Common Shares) prior to the receipt of such shareholder approval.

If shareholders do not approve the 2026 Plan, the 2026 Plan will not go into effect, and we will not grant any awards under the 2026 Plan. In this event, the Board will consider whether to adopt alternative arrangements based on its assessment of our needs.

United States Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the 2026 Plan. This summary is based on the U.S. federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below.

Incentive Share Options. A participant will not have income upon the grant of an incentive share option. Also, except as described below, a participant will not have income upon exercise of an incentive share option if the participant has been employed by the Corporation or its corporate parent or 50% or majority-owned corporate subsidiary at all times beginning with the share option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory Share Options.” The exercise of an incentive share option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the shares acquired under an incentive share option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the shares. If a participant sells the shares more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the shares prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the shares for more than one year and otherwise will be short-term. If a participant sells the shares at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the shares for more than one year and otherwise will be short-term.

Nonstatutory Share Options. A participant will not have income upon the grant of a nonstatutory share option. A participant will have compensation income upon the exercise of a nonstatutory share option equal to the value of the shares on the day the participant exercised the option less the exercise price. Upon sale of the shares, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the shares on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the shares for more than one year and otherwise will be short-term.

Share Appreciation Rights. A participant will not have income upon the grant of a SAR. A participant generally will recognize compensation income upon the exercise of a SAR equal to the amount of the cash and the fair market value of any shares received. Upon the sale of the shares, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the shares on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the shares for more than one year and otherwise will be short-term.

Restricted Share Awards. A participant will not have income upon the grant of restricted shares unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the shares less the purchase price, if any. When the shares are sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the shares on the date of grant. If the participant does not make an 83(b) election, then when the shares vest the participant will have compensation income equal to the value of the shares on the vesting date less the purchase price, if any. When the shares are sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the shares on the vesting date. Any capital gain or loss will be long-term if the participant held the shares for more than one year and otherwise will be short-term.

Restricted Share Units. A participant will not have income upon the grant of an RSU. A participant is not permitted to make a Section 83(b) election with respect to an RSU award. When the Common Shares are delivered with respect to the RSUs (which may be upon vesting or may be at a later date), the participant will have income on the date of delivery in an amount equal to the fair market value of the shares on such date less the purchase price, if any. When the shares are sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the shares on the delivery date. Any capital gain or loss will be long-term if the participant held the shares for more than one year and otherwise will be short-term.

Other Share-Based Awards. The tax consequences associated with any other share-based award will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award, and the participant’s holding period and tax basis for the award or underlying Common Shares.

Tax Consequences to the Corporation. There will be no tax consequences to the Corporation except that the Corporation will be entitled to a deduction when a participant has compensation income, subject to the limitations of Section 162(m) of the Code.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS:

A VOTE “FOR” THE APPROVAL OF THE 2026 EQUITY INCENTIVE PLAN.

Securities Authorized for Issuance under Equity Compensation Plans

The following table contains information about our equity compensation plans as of December 31, 2025. As of December 31, 2025, we had equity awards outstanding under three equity compensation plans: (i) the Amended and Restated 2014 Plan, which was most recently amended and approved by our shareholders in June 2024, (ii) our 2019 Inducement Equity Incentive Plan (our “2019 Inducement Plan”), which has not been approved by our shareholders and was terminated in June 2020 in connection with the shareholder approval of an amendment and restatement of the Amended and Restated 2014 Plan, and (iii) our 2025 Inducement Equity Incentive Plan, which was adopted in February 2025 and amended in November 2025 (our “Amended and Restated 2025 Inducement Plan”), which has not been approved by our shareholders.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	10,854,240	(1)	$32.11	(2)	5,004,392
Equity compensation plans not approved by security holders(3)	802,200		36.17		97,800
Total	11,656,440		$32.39		5,102,192

(1)
PSUs are included assuming all performance-based criteria are met for all outstanding unvested PSUs.

(2)
The weighted average exercise price excludes RSUs and PSUs, which have no exercise price.
(3)
The Board adopted the 2019 Inducement Plan in September 2019 and the Amended and Restated 2025 Inducement Plan was adopted in February 2025 and amended in November 2025. The 2019 Inducement Plan and Amended and Restated 2025 Inducement Plan were adopted without shareholder approval pursuant to Rule 5635(c)(4) and Rule 5635(c)(3) of the Nasdaq Listing Rules. The 2019 Inducement Plan was terminated in June 2020.

2019 Inducement Plan

On September 9, 2019, the Board adopted the 2019 Inducement Plan. The 2019 Inducement Plan was adopted without shareholder approval pursuant to Rule 5635(c)(4) and Rule 5635(c)(3) of the Nasdaq Listing Rules. The 2019 Inducement Plan was terminated in connection with the shareholder approval of the Amended and Restated 2014 Plan in June 2020, and the 2019 Inducement Plan will continue to govern the terms and conditions of outstanding stock options granted thereunder.

Authorized Shares. The maximum aggregate number of our Common Shares reserved for issuance under the 2019 Inducement Plan prior to its termination was 400,000 Common Shares and, as of December 31, 2025, options to purchase 24,724 Common Shares were issued and outstanding and, due to the termination of the 2019 Inducement Plan, no Common Shares remained available for future issuance under new equity awards under this plan. No further awards will be granted under the 2019 Inducement Plan.

Inducement Awards. The 2019 Inducement Plan provided for the grant of equity-based awards, including stock options, share appreciation rights, restricted share awards, restricted share unit awards and performance share awards, and its terms are substantially similar to the Amended and Restated 2014 Plan, including with respect to treatment of equity awards in the event of a “merger” or “change of control” as defined under the 2019 Inducement Plan, but with such other terms and conditions intended to comply with the Nasdaq inducement award exception or to comply with the Nasdaq acquisition and merger exception. However, the 2019 Inducement Plan permitted certain exchange programs if shareholder approval for such exchange programs was obtained, and the 2019 Inducement Plan does not contain a prohibition on dividend equivalents on RSUs, and dividends may be paid on restricted shares, provided that the Common Shares will be subject to the same restrictions on transferability and forfeitability as the Common Shares subject to the restricted share award with respect to which they were paid.

In accordance with Rule 5635(c)(4) and Rule 5635(c)(3) of the Nasdaq Listing Rules, awards under the 2019 Inducement Plan could only be made to individuals not previously employees or non-employee directors of the Corporation (or following such individuals’ bona fide period of non-employment with the Corporation), as an inducement material to the individuals’ entry into employment with the Corporation, or, to the extent permitted by Rule 5635(c)(3) of the Nasdaq Listing Rules, in connection with a merger or acquisition.

Amended and Restated 2025 Inducement Plan

On February 27, 2025, the Board adopted the 2025 Inducement Plan, which was amended and restated on November 24, 2025 and further amended and restated on April 7, 2026. The Amended and Restated 2025 Inducement Plan was adopted without shareholder approval pursuant to Rule 5635(c)(4) and Rule 5635(c)(3) of the Nasdaq Listing Rules.

Authorized Shares. The maximum aggregate number of our Common Shares reserved for issuance under the Amended and Restated 2025 Inducement Plan is 1,175,000 Common Shares. As of December 31, 2025, options to purchase 764,200 Common Shares, 30,000 Common Shares subject to outstanding RSUs, and 8,000 Common Shares subject to PSUs, were issued and outstanding.

Inducement Awards. The Amended and Restated 2025 Inducement Plan provides for the grant of equity-based awards, including stock options, share appreciation rights, restricted share awards, restricted share unit awards and performance share awards, and its terms are substantially similar to the Amended and Restated 2014 Plan, including with respect to treatment of equity awards in the event of a “merger” or “change of control” as defined under the Amended and Restated 2025 Inducement Plan, but with such other terms and conditions intended to comply with the Nasdaq inducement award exception or to comply with the Nasdaq acquisition and merger exception. However, the Amended and Restated 2025 Inducement Plan does not contain a prohibition on dividend equivalents on RSUs, and dividends may be paid on restricted shares, provided that the Common Shares will be subject to the same restrictions on transferability and forfeitability as the Common Shares subject to the restricted share award with respect to which they were paid.

In accordance with Rule 5635(c)(4) and Rule 5635(c)(3) of the Nasdaq Listing Rules, awards under the Amended and Restated 2025 Inducement Plan can only be made to individuals not previously employees or non-employee directors of the Corporation (or following such individuals’ bona fide period of non-employment with the Corporation), as an inducement material to the individuals’ entry into employment with the Corporation, or, to the extent permitted by Rule 5635(c)(3) of the Nasdaq Listing Rules, in connection with a merger or acquisition.

ITEM 6 AND ITEM 7 – APPOINTMENT AND REMUNERATION OF AUDITOR

The Corporation proposes that PwC be appointed as auditor of the Corporation for the fiscal year ending December 31, 2026 and that the Audit Committee of the Board be authorized to fix their remuneration. PwC was first appointed auditor of the Corporation by the shareholders on June 4, 2025. The Audit Committee in their discretion may direct the selection of a different auditor at any time during the year if they determine that such a change would be in the best interests of the Corporation and its shareholders.

The Corporation expects representatives of PwC to be present at the Meeting. They will be given an opportunity to make a statement and will be available to respond to appropriate questions from shareholders. Representatives of KPMG LLP (“KPMG”), the Corporation’s former independent registered public accounting firm, will not be present at the Meeting. Therefore, they will not make a statement or address questions.

The following tables set forth the aggregate fees billed to the Corporation by PwC and KPMG for professional services in fiscal years 2025 and 2024.

	2025	2024(1)
Audit Fees(2)	$933,920	$427,833
Tax Fees(3)	—	123,065
Audit Related Fees	—	—
All Other Fees(4)	2,000	—
Total	$935,920	$550,898

(1)
The dollar amounts shown in this column has been converted from Canadian dollars to U.S. dollars. The U.S. dollar per Canadian dollar exchange rate used for such conversion was 0.7302 which was the average Bank of Canada foreign exchange rate for the 2024 fiscal year.
(2)
“Audit Fees” include fees necessary to perform the annual audit and quarterly reviews of the Corporation’s consolidated financial statements. Audit Fees include fees for review of tax provisions and for accounting consultations on matters reflected in the financial statements. Audit Fees also include audit or other attest services required by legislation or regulation, such as comfort letters, consents, reviews of securities filings and statutory audits.
(3)
“Tax Fees” include fees for tax compliance and tax advisory services.
(4)
“All Other Fees” include subscription fees paid for access to online accounting research software applications and data.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Pursuant to its charter, the Audit Committee must review and approve, in advance, the scope and plans for the audits and the audit fees and approve in advance (or, where permitted under the rules and regulations of the SEC and applicable Canadian securities laws, subsequently) all non-audit and tax services to be performed by the independent auditor that are not otherwise prohibited by law or regulation and any associated fees. The Audit Committee may delegate to one or more members of the Audit Committee the authority to pre-approve permissible non-audit and tax services, as long as the pre-approved services are presented to the full Audit Committee at its next regularly scheduled meeting. The Audit Committee may, in accordance with applicable law, adopt specific policies and procedures for the engagement of the independent auditor for non-audit services, provided that the pre-approval policies and procedures are detailed as to the particular service, the Audit Committee is informed of each non-audit service, and the procedures do not include delegation of the Audit Committee’s responsibilities to management. In considering whether to pre-approve any non-audit services, the Audit Committee or its delegates shall consider whether the provision of such services is compatible with maintaining the independence of the auditor. During 2025 and 2024 all services billed by PwC and KPMG were pre-approved by the Audit Committee in accordance with this policy.

Changes in Independent Registered Public Accounting Firm

On March 3, 2025, the Audit Committee dismissed KPMG as the Corporation’s independent registered public accounting firm. The dismissal was not related to any disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The reports of KPMG on the consolidated financial statements of the Corporation as of and for the fiscal year ended December 31, 2024 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal year ended December 31, 2024 and during the interim period through March 3, 2025, there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Corporation and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference thereto in their reports, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Corporation provided KPMG with a copy of the disclosures the Corporation made on a Current Report on Form 8-K filed with the SEC on March 5, 2025 and requested that KPMG furnish the Corporation with a letter addressed to the SEC stating whether it agreed with the statements made and, if not, stating the respects in which it did not agree. A copy of such letter provided by KPMG, dated March 3, 2025, was filed as Exhibit 16.1 to the Form 8-K.

On March 3, 2025, the Audit Committee approved the engagement of PwC as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2025. During the Corporation’s fiscal year ended December 31, 2024, and during the interim period through March 3, 2025, neither the Corporation nor anyone acting on its behalf consulted with PwC regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Vote Required; Recommendation of the Board

The proposed appointment of PwC must receive votes “FOR” to pass, and to authorize the Audit Committee to fix the remuneration paid to PwC requires that a majority of the votes cast (more than 50%) vote “FOR” to pass. Abstentions, withhold votes and broker non-votes will have no effect on the outcome of the voting on either of these proposals.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS:

A VOTE “FOR” THE APPOINTMENT OF PWC

AS AUDITOR OF THE CORPORATION

AND

A VOTE “FOR” THE REMUNERATION OF THE AUDITOR

TO BE SET BY THE AUDIT COMMITTEE OF THE BOARD

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Except as otherwise disclosed herein, no director, officer, shareholder holding 5% or more of our Common Shares (or any director or officer or principal shareholder thereof), nor any associate or affiliate of the foregoing persons has or has had any material interest, direct or indirect, in any transaction since the beginning of the Corporation’s most recently completed financial year or in any proposed transaction which, in either such case, has materially affected or will materially affect the Corporation.

THIRD PARTY COMPENSATION OF DIRECTORS

None of our directors is a party to any agreement or arrangement that would require disclosure pursuant to Nasdaq Rule 5250(b)(3).

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as otherwise disclosed herein, no current director or officer of the Corporation, no person who has been a director or officer of the Corporation at any time since the beginning of the Corporation’s last completed financial year and no associate or affiliate of any of the foregoing has any other material interest, direct or indirect, in any matter to be acted upon at the Meeting.

SHAREHOLDER PROPOSALS

Shareholder proposals to be considered at the 2027 annual meeting of our shareholders must be received by the Corporation no later than December 23, 2026 in order to be included in the proxy materials pursuant to Rule 14a-8 of the Exchange Act. Shareholders who do not wish to use the mechanism provided by the Exchange Act may submit proposals to be considered at the 2027 annual meeting of our shareholders under the provisions of the CBCA. Such shareholder proposals must be received at the principal offices of the Corporation no earlier than January 5, 2027 and no later than March 6, 2027 in order to be included in the proxy materials for such annual meeting pursuant to the requirements of the CBCA. Please see “Item 2 Election of Directors” for additional information regarding shareholder nominees to the board of directors.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To be Held on June 2, 2026

This Circular and our annual report for the year ended December 31, 2025 are available at http://investor.xenon-pharma.com/investor-overview.

ADDITIONAL INFORMATION

Additional information relating to the Corporation, including financial information provided in the Corporation’s annual financial statements and related management discussion and analysis for the year ended December 31, 2025, is available on https://www.sedarplus.ca under the Corporation’s profile. We also make available, free of charge, through our website at https://investor.xenon-pharma.com/investor-overview, our annual reports, quarterly reports, current reports, proxy statements and all amendments to those reports as soon as reasonably practicable after such material is electronically filed or furnished with the SEC and the securities commissions in British Columbia, Alberta and Ontario. Our website and information contained therein or incorporated therein is not intended to be incorporated into this Circular.

Copies of all exhibits to the annual report for the year ended December 31, 2025, may be obtained for a nominal fee, which fee will not exceed our reasonable expenses in furnishing such copies, by contacting: Legal Affairs, Xenon Pharmaceuticals Inc., 3650 Gilmore Way, Burnaby, British Columbia, Canada V5G 4W8, email: legalaffairs@xenon-pharma.com.

Copies of the Corporation’s annual financial statements for the year ended December 31, 2025, including the auditor’s report thereon, and the Corporation’s management discussion and analysis, as well as other reports of the Corporation, may be obtained, free of charge, by contacting: Legal Affairs, Xenon Pharmaceuticals Inc., 3650 Gilmore Way, Burnaby, British Columbia, Canada V5G 4W8, email: legalaffairs@xenon-pharma.com.

The SEC maintains an internet site that contains reports, proxy and information statements and other information regarding reports that we file or furnish with them electronically at https://www.sec.gov.

GENERAL

The Board is not aware of any other matters which it anticipates will come before the Meeting as of the date of mailing of this Circular. The contents and the sending of the Notice of Meeting and this Circular have been approved by the directors of the Corporation.

DATED as of April 22, 2026

/s/ Ian Mortimer

Ian Mortimer
President and Chief Executive Officer

SCHEDULE A

XENON PHARMACEUTICALS INC.

CORPORATE GOVERNANCE GUIDELINES

The following corporate governance guidelines have been approved and adopted by the Board of Directors (the “Board”) of Xenon Pharmaceuticals Inc. (“Xenon” and, together with its subsidiaries, the “Corporation”) for the purpose of establishing the corporate governance policies pursuant to which the Board intends to conduct its oversight of the business of the Corporation in accordance with its fiduciary responsibilities.

A.
Role of the Board

The role of the Board is to oversee the performance of the Chief Executive Officer (“CEO”) and other senior management and to ensure that the best interests of shareholders are being served and that all such officers are creating a culture of integrity throughout the Corporation. To satisfy this responsibility, the directors are expected to take a proactive approach to their duties and function as active monitors of corporate management. Accordingly, the directors provide oversight in the formulation of the long-term strategic, financial and organizational goals of the Corporation and of the plans designed to achieve those goals. In addition, the Board reviews and approves standards and policies to ensure that the Corporation is committed to achieving its objectives through the maintenance of the highest standards of responsible conduct and ethics and to ensure that management carries out their day-to-day operational duties in a competent and ethical manner. Furthermore, the Board or a Board committee will identify and document the financial risks and other risks, including cybersecurity, data privacy and environmental, social and governance, or ESG, risks that the Corporation faces in the course of its business and will work with management to monitor and control the identified risks. The Board reports to the shareholders of the Corporation.

The day-to-day business of the Corporation is carried out by its employees, managers and officers, under the direction of the CEO and the oversight of the Board, to enhance the long-term value of the Corporation for the benefit of shareholders. The Board and management also recognize that creating long term enterprise value is advanced by considering the interests and concerns of other stakeholders, including the Corporation’s employees, customers, creditors and suppliers as well as the community generally.

The Board understands that effective directors act on an informed basis after thorough inquiry and careful review, appropriate in scope to the magnitude of the matter being considered. The directors know their position requires them to ask probing questions of management and outside advisors. The directors also rely on the advice, reports and opinions of management, counsel and expert advisers. In doing so, the Board evaluates the qualifications of those it relies upon for information and advice and also looks to the processes used by managers and advisors in reaching their recommendations. In addition, the Board has the authority to hire outside advisors at the Corporation’s expense if they feel it is appropriate.

B.
Selection of Chair of the Board and CEO

The Board shall appoint the Chair of the Board on an annual basis and shall fill the CEO position based upon the Board’s view of what is in the best interests of the Corporation. The CEO and Chair may, but need not be, the same person.

C.
Lead Independent Director

In order to facilitate communication between management and the independent directors, in the event that the Chair of the Board is not an independent Director, the Board should elect a “Lead Independent Director”, who will have the responsibility to schedule and prepare agendas for meetings of independent directors. The Lead Independent Director will communicate with the CEO, disseminate information to the rest of the Board in a timely manner and raise issues with management on behalf of the independent directors when appropriate. In addition, the Lead Independent Director may have other responsibilities, including calling meetings of independent directors when necessary and appropriate, being available, when appropriate, for consultation and direct communication with the Corporation’s shareholders, building a productive relationship between the Board and the CEO, ensuring that the Board fulfills its oversight responsibilities in Corporation strategy, risk oversight and succession planning, and performing such other duties as the Board may from time to time designate. All members of the Board are encouraged to communicate with the CEO. As long as the Chair of the Board is an independent, non-employee director, the “Lead Independent Director” responsibility may be assigned to the Chair.

D.
Committees

The Board has three standing committees: the Audit Committee; the Compensation Committee; and the Nominating and Corporate Governance Committee. The Board will continue to delegate substantial responsibilities to each committee, and each committee should consist solely of independent directors, as defined by the rules of The Nasdaq Stock Market (“Nasdaq Rules”) and applicable Canadian securities laws, and in the case of the Audit Committee as defined by the rules and regulations of the Securities and Exchange Commission (“SEC Rules”) and applicable Canadian securities laws. The members of these committees shall also meet the other membership criteria specified in the respective charters for these committees. Additional committees may be formed from time to time as determined by the Board.

E.
Assignment of Committee Members

Committees should be appointed (or re-appointed), and chairs of each committee designated, by the full Board, upon recommendation by the Nominating and Corporate Governance Committee, annually. While the composition of the committees of the Board should be looked at each year in making certain that these committees are not stagnant or without fair representation, it is the Board’s belief that continuity of experience in the specific functions of these committees provides a significant benefit to the shareholders and to management.

F.
Frequency and Length of Committee Meetings

Each committee chair, in consultation with committee members, will determine the frequency and length of meetings of his or her committee, considering all relevant factors such as the committee’s mandate, nature of current committee business to be discussed and the like. Notwithstanding the foregoing, each committee shall meet at least as frequently as is required by the applicable charter adopted by the Board for such committee. Moreover, the committee chair should feel free to call additional committee meetings at times other than the scheduled meetings of the full Board.

G.
Committee Charters and Agendas

Each committee shall have its own charter, which will set forth the purpose, membership requirements, authority and responsibilities of the committee. Annually, the chair of each committee should review the existing committee charter and determine, in consultation with the rest of the committee, whether any amendments are required. Committee charters should be within the scope of authority granted by the Board and should be approved by the Board. The chair of the committee, in consultation with appropriate members of management and staff, should develop the overall annual agenda to the extent it can be foreseen. In addition, each committee chair should prepare an agenda prior to each committee meeting and should consult with appropriate members of management for additional items which should be included in the agenda. Any committee of the Board is authorized to engage its own outside advisors at the Corporation’s expense, including legal counsel or other consultants, as required, provided that the committee shall promptly advise the full Board of such engagement.

The charters of the Corporation’s committees will be available on the Corporation's website at www.xenon-pharma.com and will be made available to shareholders on written request.

H.
Code of Conduct, Conflicts of Interests, Related Person Transactions and Complaints Process

The Nominating and Corporate Governance Committee and Audit Committee shall periodically review and approve the Corporation’s Code of Business Conduct and Ethics, which is applicable to directors, officers and employees; consider questions of possible conflicts of interest of directors and corporate officers; review actual and potential conflicts of interest (including corporate opportunities) of directors and corporate officers; and approve or prohibit any involvement of such persons in matters that may involve a conflict of interest or corporate opportunity; in each case in accordance with their respective charters. Directors may be asked from time to time to leave a Board meeting when the Board is considering a transaction in which the director (or another organization in which the director is a director or officer) has a financial or other interest. Directors shall disclose any such interests to the Board in advance of Board deliberation on the topic.

The Audit Committee shall review and approve any proposed related person transactions in compliance with the Corporation’s policies and Nasdaq Rules and must report material related person transactions to the full Board and review and approve the Corporation’s procedures for handling complaints regarding accounting or auditing matters.

I.
Board Meetings and Agenda Items

The Board shall have no fewer than four regularly scheduled meetings each year at which it reviews and discusses leadership continuity, management development, management reports on the performance of the Corporation, its plans and prospects, as well as more immediate issues facing the Corporation. If independent, the Chair of the Board will set the agenda for and act as chair for each Board meeting. If the Chair of the Board is not independent, as determined in accordance with the SEC Rules and applicable Canadian securities laws, the Lead Independent Director will help set the agenda and may act as chair for each Board meeting or portions of such meeting. Each director is free to suggest inclusion of items on the agenda. A representative from the Corporation’s outside counsel may be invited by the Board, when appropriate, to attend all or a portion of Board meetings. The Board will review the Corporation’s long-term strategic plans during at least one Board meeting per year.

J.
Board Materials Distributed in Advance

To the extent possible, information and data which is important to the Board’s understanding of matters to be discussed at the meeting and the current status of the Corporation’s business should be distributed to the Board a sufficient number of days before the meeting to enable the directors to read and prepare for the meeting so that the Board meeting time may be conserved and discussion time focused on questions that the Board has about the material.

K.
Board, Committee and Shareholder Meetings

Directors are expected to prepare for, attend, and actively participate in all Board and committee meetings. Each director will review thoroughly the materials provided in connection with each Board and committee meeting and be adequately prepared for each meeting. On those occasions when the subject matter is too sensitive for advance distribution, the subject will have to be introduced at the meeting. The Corporation strongly encourages directors to attend the annual meeting of shareholders.

L.
Regular Attendance of Management at Board Meetings

It is anticipated that certain members of management (e.g., the Chief Financial Officer, Chief Legal Officer and such other members of the executive staff as the CEO may from time to time designate) will attend Board meetings on a regular basis. Other members of management and staff will attend meetings and present reports from time to time. Specifically, the Board encourages attendance at Board meetings by personnel who can provide additional insight into the items being discussed because of personal involvement in these areas. It is understood that Corporation personnel and others attending Board meetings may be asked to leave the meeting in order for the Board to meet in executive session.

M.
Executive Sessions of Independent Directors and Audit Committee

It is the policy of the Board to regularly have separate meeting times for independent directors without management. Such meetings should be held at least twice per year, following regularly scheduled meetings and at such other times as requested by an independent director. The Chair of the Board or the Lead Independent Director, as appropriate, shall preside at executive sessions.

In addition, the Audit Committee of the Board should meet periodically with the Corporation’s outside auditors without management present at such times as it deems appropriate.

N.
Board Access to Corporation Management

Directors should have full access to members of management, either as a group or individually, and to Corporation information that they believe is necessary to fulfill their obligations as directors. The directors should use their judgment to ensure that any such contact or communication is not disruptive to the business operations of the Corporation.

O.
Board Compensation Review

The Compensation Committee should conduct an annual review of director compensation. This review will include input from the Corporation’s Human Resources department and may include input from outside consultants in order to evaluate director compensation compared to other companies of like size in the industry. Any change in Board compensation should be approved by the Board after recommendation from the Compensation Committee. Ownership of shares by the directors is encouraged. Board members who are also employees shall not be separately compensated for their service on the Board.

P.
Size of the Board

The size of the Board is established in accordance with the Corporation’s By-laws, subject to the minimum and maximum number of directors set out in the Corporation’s Articles of Continuance and under applicable corporate and securities laws. The size of the Board may vary based upon the size of the business and the availability of qualified candidates. Board size should facilitate active interaction and participation by all directors. The Board will review from time to time the appropriateness of its size.

Q.
Composition of Board

The Board believes that, so long as the Corporation does not qualify as a “controlled company” under the rules of Nasdaq, as a matter of policy there should be a majority of independent directors on the Board. Within that policy, the mix of directors should provide a range of expertise and perspective in areas relevant to the Corporation’s business.

R.
Board Definition of “Independence” for Directors

A director shall be considered “independent” for purposes of serving on the Board if he or she meets the criteria for independence established by applicable securities laws and the Nasdaq Rules. A director shall be considered “independent” for purposes of serving on a Board committee based on the definition of independence used in that committee’s charter, which shall conform to any requirements established for such a committee by the Nasdaq Rules, any applicable SEC Rules and any applicable Canadian securities laws.

S.
Board Membership Criteria and Selection

When assessing Board composition, identifying suitable candidates for appointment to the Board or recommending a slate of directors for shareholder approval, the Nominating and Corporate Governance Committee will consider candidates using objective criteria, including without limitation issues of character, judgment, independence, expertise, corporate experience, length of service, understanding of the Corporation’s business, other commitments and the like, and the composition of the Board, having due regard to the benefits of diversity and the needs of the Board. For purposes of this policy, diversity includes business experience, geography, age, gender, visible minorities, Aboriginal peoples, persons with disabilities, sexual orientation and other personal characteristics. Selection of new directors requires recommendation of a candidate by the Nominating and Corporate Governance Committee to the full Board, which has responsibility for naming new members in the event of a vacancy or expansion of the Board between annual meetings of shareholders.

It is the policy of the Board that the Nominating and Corporate Governance Committee consider both recommendations and nominations for candidates to the Board from shareholders so long as such recommendations and nominations comply with the Articles of Continuance, as amended, and the By-laws of the Corporation and applicable laws, including the SEC Rules and applicable Canadian securities laws. Shareholders may recommend director nominees for consideration by the Nominating and Corporate Governance Committee by writing to the Secretary of the Corporation and providing the information required in the Corporation’s By-laws. Following verification of the shareholder status of the person submitting the recommendation, all properly submitted recommendations will be promptly brought to the attention of the Nominating and Corporate Governance Committee. Shareholders who desire to nominate persons directly for election to the Board at the Corporation’s annual meeting of shareholders must meet the deadlines and other requirements set forth in the Corporation’s By-laws, the SEC Rules, and applicable Canadian securities laws.

T.
Notifying a Director of Non-Inclusion on a Proposed Slate of Directors

Any proposal to decrease the size of the Board, or to substitute a new director for an existing director, should be made first by the Nominating and Corporate Governance Committee, then approved by the full Board. After receipt of a recommendation from the Nominating and Corporate Governance Committee, the Chair of the Board or the Lead Independent Director should notify the director of such recommendation prior to the meeting of the Board at which the slate of nominees is proposed to be approved.

U.
Assessing Board and Committee Performance

The Nominating and Corporate Governance Committee should establish an annual process for permitting the Board and each committee to conduct an assessment of its performance during the prior year. This assessment should focus on areas in which the Board or the committees believe contributions can be made going forward to increase the effectiveness of the Board or the committees. Each committee and the full Board will consider and discuss the findings of the assessments.

The Board will, in conjunction with the Nominating and Corporate Governance Committee, assess the participation, contributions and effectiveness of the Chair, and individual board members on an annual basis.

V.
Annual Election of Directors

Directors shall be subject to election at each annual meeting of shareholders in accordance with the Corporation’s By-laws. The Board shall fill vacancies or add new directors as provided in the Corporation’s By-laws and in accordance with applicable Canadian corporate laws.

W.
Director Orientation and Continuing Education

Meetings of the Board shall be designed to provide orientation for new directors to assist them in understanding the Corporation’s business as well as an introduction to the Corporation’s senior management. Further, the Corporation encourages directors to participate in continuing education programs focused on the Corporation’s business and industry, committee roles and responsibilities and legal and ethical responsibilities of directors.

X.
Formal Evaluation and Compensation of the CEO and Other Executive Officers

The formal evaluation of the CEO and the other executive officers should be made in the context of annual compensation review by the Compensation Committee, with appropriate input from other directors, and should be communicated to the CEO by the Chair of the Board or the Lead Independent Director and the chair of the Compensation Committee.

Y.
Succession Planning

The Nominating and Corporate Governance Committee, in consultation with the full Board, is primarily responsible for succession planning for the CEO, any other key members of the executive management team and the directors. Succession planning can be critical in the event the CEO, other key executive management team members or directors should cease to serve for any reason, including resignation or unexpected disability.

Z.
Board Interaction with Third Parties

The Board believes that management speaks for the Corporation. Individual directors may, from time to time, meet or otherwise communicate with various constituencies that are involved with the Corporation, but it is expected that directors would do this with knowledge of management and, in most instances, only at the request of management.

In cases where shareholders wish to communicate directly with the non-management directors, messages can be sent by mail to Xenon Pharmaceuticals Inc., 3650 Gilmore Way, Burnaby, British Columbia, V5G 4W8, Canada, Attn: Chief Financial Officer. The Chief Financial Officer will forward the messages to the appropriate committee of the Board or non-management director.

The Corporation’s directors should not accept any gift of value that indicates an intent to influence improperly the normal business relationship between the Corporation and any supplier, customer or competitor.

AA.
Periodic Review of Guidelines

The Nominating and Corporate Governance Committee and the Board should review these guidelines at least annually.

SCHEDULE B

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS OF

XENON PHARMACEUTICALS INC.

PURPOSE

The purpose of the Audit Committee is to assist the Board of Directors (the “Board”) of Xenon Pharmaceuticals Inc. (“Xenon,” and together with its subsidiaries, the “Corporation”) in fulfilling its responsibilities for generally overseeing:

A.
The Corporation’s accounting and financial reporting processes and internal control over financial reporting, as well as the audit and integrity of the Corporation’s financial statements.
B.
The qualifications and independence of the Corporation’s registered public accounting firm (the “independent auditor”).
C.
The performance of the Corporation’s independent auditor, and, if the Corporation maintains an internal audit function, the performance of such internal audit function.
D.
The Corporation’s compliance with applicable law (including U.S. federal and Canadian securities laws and other legal and regulatory requirements).
E.
Risk assessment and risk management.

The Audit Committee is also responsible for preparing the report required by Securities and Exchange Commission (“SEC”) rules to be included in Xenon’s proxy statement for the annual meeting of shareholders, and for performing such other duties and responsibilities as are enumerated in or consistent with this charter.

COMPOSITION

1.
Membership and Appointment. The Audit Committee shall consist of at least three members of the Board. Members of the Audit Committee shall be appointed by the Board upon the recommendation of the Nominating and Corporate Governance Committee and may be removed by the Board in its discretion.
2.
Qualifications. Members of the Audit Committee must meet the following criteria (as well as any criteria required by the SEC):
a)
Each member of the Audit Committee shall meet the independence standards established by the SEC and the securities exchange on which Xenon’s securities are listed, as determined by the Board after consideration of all factors determined to be relevant under the rules and regulations of the SEC and the securities exchange on which Xenon’s securities are listed.
b)
Each member of the Audit Committee must be able to read and understand fundamental financial statements and otherwise must comply with all financial literacy requirements of the securities exchange on which Xenon’s securities are listed and all other applicable securities laws.
c)
At least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background that leads to financial sophistication. A person who satisfies the definition of “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K will also be presumed to have financial sophistication.
d)
At least one member of the Audit Committee shall be an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K, as determined by the Board in accordance with SEC rules.
e)
No member of the Audit Committee shall have participated in the preparation of the financial statements of the Corporation or any of its current subsidiaries at any time during the prior three years.
f)
Each member of the Audit Committee shall have such other qualifications as are established by the Board from time to time, or as required by applicable law or the rules and regulations of the SEC or the securities exchange on which Xenon’s securities are listed.
3.
Chair. The Board may designate a chair of the Audit Committee. In the absence of that designation, the Audit Committee may designate a chair by majority vote of the Audit Committee members.

RESPONSIBILITIES

The following are the principal recurring responsibilities of the Audit Committee. The Audit Committee may perform such other functions as are consistent with its purpose and applicable law, rules and regulations and as the Board or the Audit Committee deem appropriate. In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to evolving conditions and circumstances.

1.
Select and Hire the Independent Auditor. Subject to any required approval by the shareholders of the corporation, the Audit Committee shall be directly responsible for appointing, compensating, retaining, overseeing and, where appropriate, replacing the independent auditor. The independent auditor will report directly to the Audit Committee. The Audit Committee shall have sole authority to approve the hiring and discharging of the independent auditor, all audit engagement fees and terms and all permissible non-audit engagements with the independent auditor. At least annually, the Audit Committee shall receive an audit engagement letter and either execute it on behalf of the Corporation or, if the Audit Committee or its chair are not appropriate parties to sign the letter, acknowledge the letter and agree to the terms of engagement. The Audit Committee shall also appoint, retain, compensate, oversee and, where appropriate, replace any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation.
2.
Supervise and Evaluate the Independent Auditor. The Audit Committee shall:
a)
Oversee and, at least annually, evaluate the work of the independent auditor or any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation, which evaluation shall include a review and evaluation of the lead partner of the independent auditor. The Audit Committee shall review, in consultation with the independent auditor, the annual audit plan and scope of audit activities and monitor such plan’s progress.
b)
Review and resolve any disagreements that may arise between management and the independent auditor or any other independent registered public accounting firm regarding internal control over financial reporting or financial reporting.
c)
At least annually, obtain and review a report by the independent auditor that describes (i) the independent auditor’s internal quality-control procedures, and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, regarding any independent audit performed by the independent auditor, and any steps taken to deal with any such issues.
d)
Communicate directly with the independent auditors, and, if the Corporation maintains an internal audit function, the internal auditors.
3.
Evaluate the Independence of the Independent Auditor. The Audit Committee must ensure the independence of the independent auditor. The Audit Committee shall:
a)
Review and discuss with the independent auditor the written independence disclosures required by the applicable requirements of the Public Company Accounting Oversight Board or other regulatory body.
b)
Review and discuss with the independent auditor on a periodic basis (not less frequently than on an annual basis) any other relationships or services (including permissible non-audit services) that may affect its objectivity and independence.
c)
After reviewing the foregoing disclosures and relevant relationships or services, evaluate the independent auditor’s independence.
d)
Oversee and assure the rotation of the independent auditor’s lead audit and concurring partners and the rotation of other audit partners, with applicable time-out periods, in accordance with applicable law.
e)
Take any other appropriate action to oversee the independence of the Corporation’s independent auditor.
4.
Approve Audit and Non-Audit Services and Fees. The Audit Committee shall (i) review and approve, in advance, the scope and plans for the audits and the audit fees and (ii) approve in advance (or, where permitted under the rules and regulations of the SEC and applicable Canadian securities laws, subsequently) all non-audit and tax services to be performed by the independent auditor, that are not otherwise prohibited by law or regulation and any associated fees. The Audit Committee may delegate to one or more members of the Audit Committee the authority to pre-approve permissible non-audit and tax services, as long as the pre-approved services are presented to the full Audit Committee at its next regularly scheduled meeting. The Audit Committee may, in accordance with applicable law, adopt specific policies and procedures for the engagement of the independent auditor for non-audit services, provided that the pre-approval policies and procedures are detailed as to the particular service, the Audit Committee is informed of each non-audit service, and the procedures do not include delegation of the Audit Committee’s responsibilities to management. In considering whether to pre-approve any non-audit services, the Audit Committee or its delegates shall consider whether the provision of such services is compatible with maintaining the independence of the auditor.

5.
Review and/or Approve Financial Statements. The Audit Committee shall review, and approve as applicable, and discuss the following with management, the independent auditor and, if the Corporation maintains an internal audit function, the internal auditor, as applicable:
a)
The scope and timing of the annual audit of the Corporation’s financial statements.
b)
The Corporation’s annual audited and quarterly unaudited financial statements and annual and quarterly reports on Form 10-K and 10-Q, as applicable, including the disclosures in “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and recommend to the Board whether the audited financial statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” should be included in Xenon’s Form 10-K, and the related press releases, and approve the inclusion of the quarterly unaudited financial statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Xenon’s quarterly reports on Form 10-Q, and the related press releases.
c)
The results of the independent audit and the quarterly reviews, and the independent auditor’s opinion on the audited financial statements.
d)
The reports and certifications regarding internal control over financial reporting and disclosure controls and procedures.
e)
Major issues regarding accounting principles and financial statement presentation, including any significant changes in the Corporation’s selection or application of accounting principles.
f)
Analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.
g)
The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Corporation’s financial statements.
h)
Any significant changes required or taken in the audit plan as a result of any material control deficiency.
i)
Any problems or difficulties the independent auditor encountered in the course of its audit work, including any restrictions on the scope of the auditor’s activities or on access to requested information, and management’s response.
j)
Any significant disagreements between management and the independent auditor.
6.
Reports and Communications from the Independent Auditor. The Audit Committee shall review and discuss reports from the independent auditor concerning the following:
a)
Critical accounting policies and practices to be used by the Corporation.
b)
Alternative treatments of financial information within GAAP that the auditor has discussed with management, ramifications of the use of these alternative disclosures and treatments, and the treatment preferred by the independent auditor if different from that used by management.
c)
Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.
d)
Other matters required to be communicated to the Audit Committee under generally accepted auditing standards and other legal or regulatory requirements.
7.
Audit Committee Report. The Audit Committee shall prepare the report of the Audit Committee that SEC rules require to be included in Xenon’s annual proxy statement.
8.
Earnings Press Releases and Earnings Guidance. The Audit Committee shall review all earnings press releases before Xenon publicly discloses this information, and discuss with management and the independent auditors corporate policies with respect to earnings press releases (with particular attention to any use of “pro forma” or “adjusted” non-GAAP information), as well as corporate policies with respect to financial information and earnings guidance provided to the public, analysts and ratings agencies.

9.
Internal Controls. The Audit Committee shall review and discuss with management, the independent auditor and, if the Corporation maintains an internal audit function, the internal auditor, the adequacy and effectiveness of the Corporation’s internal controls, including any changes, significant deficiencies or material weaknesses in those controls reported by the independent auditor, the internal auditors or management and any special audit steps adopted in light of any material control deficiencies, and any fraud, whether or not material, that involves management or other Corporation employees who have a significant role in the Corporation’s internal controls. The Audit Committee shall also review and discuss with management and the independent auditors disclosure relating to the Corporation’s internal controls, the independent auditor’s report on the Corporation’s internal control over financial reporting (if applicable) and required management certifications to be included in or attached as exhibits to Xenon’s Annual Reports on Form 10-K or Quarterly Reports on Form 10-Q, as applicable.
10.
Disclosure Controls and Procedures. The Audit Committee shall review and discuss the adequacy and effectiveness of the Corporation’s disclosure controls and procedures. The Audit Committee must be satisfied that adequate procedures are in place for the review of the Corporation’s public disclosure of financial information and must periodically assess the adequacy of those procedures.
11.
Internal Audit. If the Corporation determines to implement or maintain an internal audit function, the Audit Committee shall:
a)
Review and approve the overall objectives, scope, organizational structure, responsibilities, resources and activities of the internal audit function.
b)
Review and concur in the appointment or, if applicable, the reassignment or dismissal of the senior internal auditing executive.
c)
Review and discuss with management and the internal auditors the process used in developing the internal audit plan, the scope of the internal audit plan, significant changes in the planned scope of the internal audit plan and the coordination of the internal audit plan with the independent audit.
d)
Discuss with the independent auditor the responsibilities, budget and staffing of the Corporation’s internal audit function.
e)
Review and discuss with the internal auditors the results of the internal audit, significant issues in internal audit reports and responses by management.
f)
Review and discuss the performance and effectiveness of the internal audit function.
g)
Communicate directly with the internal auditors.
12.
Legal and Regulatory Compliance. The Audit Committee shall review and discuss with management (including the chief compliance officer, if any), the independent auditor and, if the Corporation maintains an internal audit function, the internal auditor (i) the overall adequacy and effectiveness of the Corporation’s legal, regulatory and ethical compliance programs, including the Corporation’s code of business conduct and ethics, compliance with the Foreign Corrupt Practices Act of 1977, and similar anticorruption legislation, and compliance with export control regulations and (ii) reports regarding compliance with applicable laws, regulations and internal compliance programs. The Audit Committee shall discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Corporation’s financial statements or accounting policies. The Audit Committee shall discuss with the Corporation’s Chief Financial Officer any legal matters that may have a material impact on the financial statements or the Corporation’s compliance procedures.
13.
Complaints. The Audit Committee shall establish and oversee procedures for the receipt, retention and treatment of complaints on accounting, internal accounting controls or audit matters, as well as for confidential and anonymous submissions by the Corporation’s employees concerning questionable accounting or auditing matters, including any such complaints or submissions made pursuant to the Corporation's Whistleblower Policy.
14.
Risks. The Audit Committee shall review and discuss with management, the independent auditor and, if the Corporation maintains an internal audit function, the internal auditor, the Corporation’s major financial, including investment and foreign exchange, cybersecurity and data privacy risk exposures, and the steps management has taken to monitor and control those exposures, including the Corporation’s guidelines and policies with respect to risk assessment and risk management.
15.
Information Technology Systems, Processes and Data. The Audit Committee will periodically (but no less than annually) review and discuss with management (i) the Corporation’s cyber and technology-related risks, including network security and information security, (ii) the Corporation’s technologies, policies, processes and practices for assessing, monitoring, managing and mitigating those risks, (iii) the adequacy of security for the Corporation’s information technology systems, processes and data, including those of its vendors and third-party service providers, (iv) the adequacy of controls and procedures for identifying and responding to material cyber security incidents or other technology-related incidents impacting the Corporation’s ability to operate, including incident response, reporting and disaster recovery/business continuity, and (v) any specific cybersecurity issues and/or incidents that are reasonably likely to adversely affect the adequacy of the Corporation’s internal controls.
16.
Related Person Transactions. The Audit Committee shall review the Corporation’s related person transaction policy, and shall review and oversee all transactions between the Corporation and a related person (as defined in Item 404 of Regulation S-K), in accordance with such policies and procedures.
17.
Code of Business Conduct and Ethics. The Audit Committee shall consider whether to grant any approvals or waivers sought under the Corporation’s Code of Business Conduct and Ethics adopted pursuant to the Sarbanes-Oxley Act.
18.
Hiring of Auditor Personnel. The Audit Committee shall set hiring policies with regard to employees and former employees of the present and former independent auditor and oversee compliance with such policies.

The function of the Audit Committee is primarily one of oversight. The Corporation’s management is responsible for preparing the Corporation’s financial statements, and the independent auditor is responsible for auditing and reviewing those financial statements. The Audit Committee is responsible for assisting the Board in overseeing the conduct of these activities by management and the independent auditor. The Audit Committee is not responsible for providing any expert or special assurance as to the financial statements or the independent auditor’s work. It is recognized that the members of the Audit Committee are not full-time employees of the Corporation, that it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and that each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Corporation from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee, in either instance absent actual knowledge to the contrary.

MEETINGS AND PROCEDURES

1.
Meetings.
a)
The Audit Committee will meet at least once each fiscal quarter (with additional meetings as it deems necessary or appropriate) at such times and places as the Audit Committee determines. The chair of the Audit Committee shall preside at each meeting. The chair will approve the agenda for the Audit Committee’s meetings and any member may suggest items for consideration. If a chair is not designated or present, an acting chair may be designated by the Audit Committee members present. The Audit Committee may act by unanimous written consent (which may include electronic consent) in lieu of a meeting, which shall constitute a valid action of the Audit Committee if it has been executed by each Audit Committee member and shows the date of execution. Any written consent will be effective on the date of the last signature or electronic consent, as the case may be, and will be filed with the minutes of the meetings of the Board.
b)
The Audit Committee shall cause to be kept written minutes of its proceedings, which minutes will be filed with the minutes of the meeting of the Board.
c)
The Audit Committee shall meet periodically with members of management as deemed appropriate, the head of the internal audit department, if applicable, and the independent auditor in separate executive sessions. Each regularly scheduled meeting of the Audit Committee will conclude with an executive session of the Audit Committee absent members of management.
d)
The Audit Committee may invite to its meetings any director, officer or employee of the Corporation and such other persons as it deems appropriate in order to carry out its responsibilities. The Audit Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities, including non-management directors who are not members of the Audit Committee.
2.
Reporting to the Board of Directors. The Audit Committee shall report regularly to the Board with respect to the Audit Committee’s activities, including any significant issues that arise with respect to the quality or integrity of the Corporation’s financial statements, the Corporation’s compliance with legal or regulatory requirements, the performance of the internal audit function or the performance and independence of the Corporation’s independent auditor, as applicable.
3.
Authority to Retain Advisors. The Audit Committee shall have the authority to engage independent counsel or other advisors as it deems necessary or appropriate to carry out its duties. The Audit Committee shall set the compensation, and oversee the work of, any independent counsel or other advisors retained by it. The Corporation will provide appropriate funding, as determined by the Audit Committee, to pay the independent auditor, any other registered public accounting firm and any independent counsel and any other outside advisors hired by the Audit Committee and any administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its activities.

4.
Subcommittees. The Audit Committee may form subcommittees for any purpose that the Audit Committee deems appropriate and may delegate to such subcommittees such power and authority as the Audit Committee deems appropriate. If designated, each such subcommittee will establish its own schedule and maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Audit Committee shall not delegate to a subcommittee any power or authority required by law, regulation or listing standard to be exercised by the Audit Committee as a whole.
5.
Committee Charter Review. The Audit Committee shall review and reassess the adequacy of this charter annually and shall submit any recommended changes to the charter to the Board for approval.
6.
Performance Review. The Audit Committee shall review and assess the performance of the Audit Committee on an annual basis.
7.
Authority to Investigate. In the course of its duties, the Audit Committee shall have authority, at the Corporation’s expense, to investigate any matter brought to its attention.
8.
Attorneys’ Reports. The Audit Committee shall receive and, if appropriate, respond to attorneys’ reports of evidence of material violations of securities laws and breaches of fiduciary duty and similar violations of U.S., Canadian, or other foreign federal, state, provincial or local law. The Audit Committee shall establish procedures for the confidential receipt, retention and consideration of any attorney report.
9.
Access. The Audit Committee shall be given full access to the chair of the Board, management, the independent auditor, and, if the Corporation maintains an internal audit function, the internal auditor, as well as the Corporation’s books, records, facilities and other personnel.
10.
Compensation. Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board (or a committee thereof) in its sole discretion. Members of the Audit Committee may not receive any compensation from the Corporation except the fees that they receive for service as a member of the Board or any committee thereof.

SCHEDULE C

2026 EQUITY INCENTIVE PLAN
XENON PHARMACEUTICALS INC.

(effective June 2, 2026)

(i)
Purpose

The purpose of this 2026 Equity Incentive Plan (the “Plan”) of Xenon Pharmaceuticals Inc., a company incorporated under the laws of Canada, (the “Company”), is to advance the interests of the Company’s shareholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s shareholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

(ii)
Eligibility

All of the Company’s employees, officers and directors, as well as consultants and advisors to the Company (as the terms consultants and advisors are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), or any successor form) are eligible to be granted Awards (as defined below) under the Plan. Each person who is granted an Award under the Plan is deemed a “Participant.” The Plan provides for the following types of awards, each of which is referred to as an “Award”: Options (as defined in Section 5), SARs (as defined in Section 6), Restricted Shares (as defined in Section 7), RSUs (as defined in Section 7) and Other Share-Based Awards (as defined in Section 8). Any type of Award may be granted as a Performance Award under Section 9. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

(iii)
Administration and Delegation
a.
Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award. All actions and decisions by the Board with respect to the Plan and any Awards shall be made in the Board’s discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.
b.
Appointment of Board Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board (or the Delegated Officers referred to in Section 3(c)) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee (or such Delegated Officers).
c.
Delegation to Delegated Officers. Subject to any requirements of applicable law, the Board may, by resolution, delegate to one or more officers of the Company (such persons, the “Delegated Officers”) the power to grant Awards (subject to any limitations under the Plan) to eligible service providers of the Company and to exercise such other powers under the Plan as the Board may determine; provided, that no Delegated Officer shall be authorized to grant Awards to themselves; and provided further, that no Delegated Officer shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1(f) under the Exchange Act).
d.
Awards to Non-Employee Directors. Awards to non-employee directors will be granted and administered by a Committee, all of the members of which are independent directors as defined by Section 5605(a)(2) of the Nasdaq Marketplace Rules.
(iv)
Shares Available for Awards
a.
Number of Shares; Share Counting.
i.
Authorized Number of Shares. Subject to adjustment under Section 10, Awards may be made under the

Plan (any or all of which Awards may be in the form of Incentive Share Options, as defined in Section 5(b)) for up to a number of common shares, no par value per share, of the Company (the “Common Shares”), as is equal to the sum of:
1.
4,400,000 Common Shares, and
2.
such additional number of Common Shares as is equal to the sum of (x) the number of Common Shares reserved for issuance under the Company’s Amended and Restated 2014 Equity Incentive Plan (the “Existing Plan”) that remain available for the grant of new awards as of immediately prior to the date that the Plan is approved by the Company’s shareholders (the “Effective Date”) and (y) the number of Common Shares subject to awards granted under the Existing Plan that are outstanding as of the Effective Date and which awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right and any shares subject to awards under the Existing Plan which shares would otherwise have been returned to the Existing Plan and been available for the grant of new awards thereunder (subject, however, in the case of Incentive Share Options to any limitations under the Code), provided that the aggregate number of Common Shares referred to in this clause (y) shall not exceed 14,720,800.

Common Shares issued under the Plan may consist in whole or in part of authorized but unissued shares.

ii.
Share Counting. For purposes of counting the number of shares available for the grant of Awards under the Plan under this Section 4(a):
1.
all Common Shares covered by SARs shall be counted against the number of shares available for the grant of Awards under the Plan; provided, however, that (i) SARs that may be settled only in cash shall not be so counted and (ii) if the Company grants an SAR in tandem with an Option for the same number of Common Shares and provides that only one such Award may be exercised (a “Tandem SAR”), only the shares covered by the Option, and not the shares covered by the Tandem SAR, shall be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the Plan;
2.
to the extent that an Award may be settled only in cash, no shares shall be counted against the shares available for the grant of Awards under the Plan;
3.
if any Award (i) expires or is terminated, surrendered or cancelled without having been fully exercised or is forfeited in whole or in part (including as the result of Common Shares subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or (ii) results in any Common Shares not being issued (including as a result of an Award that was settleable either in cash or in shares actually being settled in cash), the unused Common Shares covered by such Award shall again be available for the grant of Awards; provided, however, that (1) in the case of Incentive Share Options, the foregoing shall be subject to any limitations under the Code, (2) in the case of the exercise of an SAR, the number of shares counted against the shares available under the Plan shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise and (3) the shares covered by a Tandem SAR shall not again become available for grant upon the expiration or termination of such Tandem SAR; and
4.
Common Shares delivered (either by actual delivery, attestation or net exercise) to the Company by a Participant to (i) purchase Common Shares upon the exercise of an Award or (ii) satisfy tax withholding obligations with respect to Awards (including shares retained from the Award creating the tax obligation) shall be added back to the number of shares available for the future grant of Awards.
b.
Limit on Awards to Non-Employee Directors. The maximum aggregate amount of cash and value of Awards (calculated based on grant date fair value for financial reporting purposes) granted in any calendar year to any individual non-employee director for services as a director shall not exceed US$750,000 in the case of an incumbent director; provided, however, that such maximum aggregate amount shall not exceed US$1,000,000 in any calendar year for any individual non-employee director for services as a director in such non-employee director’s initial year of election or appointment; and provided, further, however, that fees paid by the Company on behalf of any non-employee director in connection with regulatory compliance, any amounts paid or Awards made pursuant to a bona fide consulting agreement for services other than as a director, any amounts paid to a non-employee director as reimbursement of an expense and any financial statement expense associated with the modification of an outstanding award (whether or not granted under the Plan) shall not count against the foregoing limit. The Board may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the Board may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.
c.
Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or shares of an entity, the Board may grant Awards in substitution for any options or other shares or share-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(1), except as may be required by reason of Section 422 and related provisions of the Code.

(v)
Share Options
a.
General. The Board may grant options to purchase Common Shares (each, an “Option”) and determine the number of Common Shares to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal, state or provincial securities laws, as the Board considers necessary or advisable.
b.
Incentive Share Options. An Option that the Board intends to be an “Incentive Share Option” as defined in Section 422 of the Code (an “Incentive Share Option”) shall only be granted to employees of Xenon Pharmaceuticals Inc., any of Xenon Pharmaceutical Inc.’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Share Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. An Option that is not intended to be an Incentive Share Option shall be designated a “Nonqualified Share Option.” The Company shall have no liability to a Participant, or any other person, if an Option (or any part thereof) that is intended to be an Incentive Share Option is not an Incentive Share Option or if the Company converts an Incentive Share Option to a Nonqualified Share Option.
c.
Exercise Price. The Board shall establish the exercise price of each Option or the formula by which such exercise price will be determined. The exercise price shall be specified in the applicable Option agreement. The exercise price shall be not less than 100% of the Grant Date Fair Market Value (as defined below) of the Common Shares on the date the Option is granted; provided that if the Board approves the grant of an Option to be effective on a future date, the exercise price shall be not less than 100% of the Grant Date Fair Market Value on such future date. “Grant Date Fair Market Value” of a Common Share for purposes of the Plan will be determined as follows:
i.
if the Common Shares trade on a national securities exchange, the closing sale price (for the primary trading session) on the date of grant; or
ii.
if the Common Shares do not trade on any such exchange, the average of the closing bid and asked prices on the date of grant as reported by an over-the-counter marketplace designated by the Board; or
iii.
if the Common Shares are not publicly traded, the Board will determine the Grant Date Fair Market Value for purposes of the Plan using any measure of value it determines to be appropriate (including, as it considers appropriate, relying on appraisals) in a manner consistent with the valuation principles under Section 409A of the Code or any successor provision thereto, and the regulations thereunder (“Section 409A”), except as the Board may expressly determine otherwise.

For any date that is not a trading day, the Grant Date Fair Market Value of a Common Share for such date will be determined by using the closing sale price or average of the bid and asked prices, as appropriate, for the immediately preceding trading day and with the timing in the formulas above adjusted accordingly. The Board can substitute a particular time of day or other measure of “closing sale price” or “bid and asked prices” if appropriate because of exchange or market procedures, or can use weighted averages either on a daily basis or such longer period, in each case to the extent permitted by Section 409A.

The Board shall determine the Grant Date Fair Market Value for purposes of the Plan, and all Awards are conditioned on the Participant’s agreement that the Board’s determination is conclusive and binding even though others might make a different determination.

d.
Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.
e.
Exercise of Options. Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with payment in full (in the manner specified in Section 5(f)) of the exercise price for the number of shares for which the Option is exercised. Common Shares subject to the Option will be delivered by the Company as soon as practicable following exercise.
f.
Payment Upon Exercise. Common Shares purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:
i.
in cash or by check, payable to the order of the Company;
ii.
except as may otherwise be provided in the applicable Option agreement or approved by the Board, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company funds sufficient to pay the exercise price and any required tax withholding;

iii.
to the extent provided for in the applicable Option agreement or approved by the Board, by delivery (either by actual delivery or attestation) of Common Shares owned by the Participant valued at their fair market value (valued in the manner determined or approved by the Board), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Shares, if acquired directly from the Company, were owned by the Participant for such minimum period of time, if any, as may be established by the Board and (iii) such Common Shares are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;
iv.
to the extent provided for in the applicable Nonqualified Share Option agreement or approved by the Board, by delivery of a notice of “net exercise” to the Company, as a result of which the Participant would receive (i) the number of shares underlying the portion of the Option being exercised, less (ii) such number of shares as is equal to (A) the aggregate exercise price for the portion of the Option being exercised divided by (B) the fair market value of the Common Shares (valued in the manner determined or approved by the Board) on the date of exercise;
v.
to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board, by payment of such other lawful consideration as the Board may determine; or
vi.
to the extent provided for in the applicable Option agreement or approved by the Board, by any combination of the above permitted forms of payment.
g.
Limitation on Repricing. Unless such action is approved by the Company’s shareholders, the Company may not (except as provided for under Section 10): (1) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option; (2) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of Common Shares and having an exercise or measurement price per share lower than the then-current exercise price per share of the cancelled option; (3) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current fair market value of the Common Shares (valued in the manner determined or approved by the Board); or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the Nasdaq Stock Market or any other exchange or marketplace on which the Company’s shares are listed or traded (the “Exchange”).
h.
No Reload Options. No Option granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional Options in connection with any exercise of the original Option.
i.
No Dividend Equivalents. No Option shall provide for the payment or accrual of dividend equivalents.
(vi)
Share Appreciation Rights
a.
General. The Board may grant Awards consisting of share appreciation rights (“SARs”) entitling the holder, upon exercise or other settlement in accordance with the terms of the applicable SAR agreement, to receive an amount of Common Shares or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the fair market value of a Common Share (valued in the manner determined or approved by the Board) over the measurement price established pursuant to Section 6(b). The date as of which such appreciation is determined shall be the exercise date or the date on which the SARs are otherwise settled in accordance with the applicable SAR agreement.
b.
Measurement Price. The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement. The measurement price shall not be less than 100% of the Grant Date Fair Market Value (as defined in Section 5(c)) of the Common Shares on the date the SAR is granted; provided that if the Board approves the grant of an SAR effective as of a future date, the measurement price shall be not less than 100% of the Grant Date Fair Market Value on such future date.
c.
Duration of SARs. Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.
d.
Exercise of SARs. Subject to the terms of the applicable SAR agreement, SARs may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with any other documents required by the Board.
e.
Limitation on Repricing. Unless such action is approved by the Company’s shareholders, the Company may not (except as provided for under Section 10): (1) amend any outstanding SAR granted under the Plan to provide a measurement price per share that is lower than the then-current measurement price per share of such outstanding SAR; (2) cancel any outstanding SAR (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of Common Shares and having an exercise or measurement price per share lower than the then-current measurement price per share of the cancelled SAR; (3) cancel in exchange for a cash payment any outstanding SAR with a measurement price per share above the then-current fair market value of the Common Shares (valued in the manner determined or approved by the Board); or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the Exchange.
f.
No Reload SARs. No SAR granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional SARs in connection with any exercise of the original SAR.
g.
No Dividend Equivalents. No SAR shall provide for the payment or accrual of dividend equivalents.
(vii)
Restricted Shares; RSUs
a.
General. The Board may grant Awards entitling recipients to acquire Common Shares (“Restricted Shares”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. The Board may also grant Awards entitling the recipient to receive, subject to the terms of the applicable Award agreement, Common Shares or cash to be delivered at the time such Award vests or on a deferred basis (“RSUs”).
b.
Terms and Conditions for Restricted Shares and RSUs. The Board shall determine the terms and conditions of Restricted Shares and RSUs, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.
c.
Additional Provisions Relating to Restricted Shares.
i.
Dividends. Any dividends (whether paid in cash, shares or property) declared and paid by the Company with respect to Restricted Shares (“Unvested Dividends”) shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of Unvested Dividends will be made no later than the end of the calendar year in which the dividends are paid to shareholders of that class of shares or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the underlying Restricted Shares. No interest will be paid on Unvested Dividends.
ii.
Share Certificates/Issuance. The Company may require that any share certificates issued in respect of Restricted Shares, as well as dividends or distributions paid on such Restricted Shares, shall be deposited in escrow by the Participant, together with a share power endorsed in blank, with the Company (or its designee) or, alternatively, that such shares be issued in book entry only, in the name of the Participant with appropriate transfer and forfeiture restrictions. At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions (or, to the extent the Restricted Shares were issued in book entry, remove the restrictions) to the Participant or if the Participant has died, to such Participant’s Designated Beneficiary (as defined below).
d.
Additional Provisions Relating to RSUs.
i.
Settlement. Upon the vesting of and/or lapsing of any other restrictions with respect to each RSU, the Participant shall be entitled to receive from the Company (i.e., settlement) the number of Common Shares specified in the Award agreement or (if so provided in the applicable Award agreement or otherwise determined by the Board) an amount of cash equal to the fair market value (valued in the manner determined or approved by the Board) of such number of shares or a combination thereof. The Board may provide that settlement of RSUs shall be deferred, on a mandatory basis or at the election of the Participant, in a manner that complies with Section 409A.
ii.
Voting Rights. A Participant shall have no voting rights with respect to any RSUs.
iii.
Dividend Equivalents. The Award agreement for RSUs may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding Common Shares (“Dividend Equivalents”). Dividend Equivalents may be credited to an account for the Participant and may be settled in cash and/or Common Shares, in each case to the extent provided in the applicable Award agreement. Dividend Equivalents with respect to RSUs will be subject to the same restrictions on transfer and forfeitability as the RSUs with respect to which paid. No interest will be paid on Dividend Equivalents.
(viii)
Other Share-Based Awards
a.
General. The Board may grant other Awards of Common Shares, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Common Shares or other property (“Other Share-Based Awards”). Such Other Share-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of, or in satisfaction of, compensation to which a Participant is otherwise entitled. Other Share-Based Awards may be paid in Common Shares or cash, as the Board shall determine.
b.
Terms and Conditions. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Share-Based Award, including any purchase price applicable thereto.
c.
Dividend Equivalents. The Award agreement for an Other Share-Based Award may provide Participants with the right to receive Dividend Equivalents. Dividend Equivalents may be credited to an account for the Participant and may be settled in cash and/or Common Shares, in each case to the extent provided in the applicable Award agreement. Dividend Equivalents with respect to Other-Share Based Awards will be subject to the same restrictions on transfer and forfeitability as the Other Share-Based Award with respect to which paid. No interest will be paid on Dividend Equivalents.
(ix)
Performance Awards.
a.
Grants. Awards under the Plan may be made subject to the achievement of performance goals pursuant to this Section 9 (“Performance Awards”).
b.
Performance Measures. The Board may specify that the degree of granting, vesting and/or payout of any Performance Award shall be subject to the achievement of one or more performance measures established by the Board, which may be based on the relative or absolute attainment of specified levels of one or more such performance measures related to the Company, a division or business unit thereof or individual goals (including, but not limited to, the continued provision of services to the Company) or on any other basis as the Board shall determine. The Board may specify that such performance measures shall be adjusted to exclude any factors as the Board may determine. Such performance measures: (x) may vary by Participant and may be different for different Awards; (y) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works; and (z) may cover such period as may be specified by the Board. The Board shall have the authority to make equitable adjustments to the performance goals in recognition of any changes in the Company’s capitalization, unusual or non-recurring events affecting the Company or the financial statements of the Company, in response to changes in applicable laws or regulations or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.
c.
Adjustments. The Board may adjust the number of shares payable pursuant to such Performance Award, and the Board may, at any time, waive the achievement of the applicable performance measures.
d.
Dividends; Dividend Equivalents. Notwithstanding its designation as a Performance Award, no Option or SAR shall provide for the payment or accrual of dividend equivalents in accordance with Sections 5(i) and 6(g), as applicable, any dividends declared and paid by the Company with respect to Restricted Shares shall be subject to Section 7(c)(i), and any right to receive Dividend Equivalents on an award of RSUs and Other Share-Based Awards shall be subject to Sections 7(d)(1) and 8(c), as applicable.
(x)
Adjustments for Changes in Common Shares and Certain Other Events
a.
Changes in Capitalization. In the event of any share split, reverse share split, share dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Shares other than an ordinary cash dividend, (i) the number and class of shares available under the Plan, (ii) the share counting rules set forth in Sections 4(a), (iii) the number, class, exercise, measurement or purchase price and any other per-share related provisions of shares subject of each outstanding Award, and (iv) any performance goals applicable to an Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Shares by means of a share dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such share dividend shall be entitled to receive, on the distribution date, the share dividend with respect to the Common Shares acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such share dividend.
b.
Reorganization Events.
i.
Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Shares of the Company are converted into or exchanged for the right to receive cash, securities or other property or is canceled, (b) any transfer or disposition of all of the Common Shares of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company.
ii.
Consequences of a Reorganization Event on Awards Other than Restricted Shares.
1.
In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Shares on such terms as the Board determines (except to the extent specifically provided otherwise in an applicable Award agreement, another agreement between the Company and the Participant or another Company plan):

(i) provide that Awards shall be assumed, or substantially equivalent awards, shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof);

(ii) upon written notice to a Participant, provide that unvested Awards will be forfeited immediately prior to the consummation of such Reorganization Event and/or that unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant (to the extent then exercisable) within a specified period following the date of such notice;

(iii) provide that Awards shall become exercisable, realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event;

(iv) make or provide for a payment, in such form (which may include, without limitation, cash, cash equivalents and/or securities of the acquiring or succeeding corporation (or an affiliate thereof)) as may be determined by the Board, to Participants with respect to an Award held by a Participant equal in value to (A) the number of Common Shares subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event) multiplied by (B) the excess, if any, of (I) the amount of cash and/or value, as determined by the Board in its discretion, of any non-cash consideration per Common Share to be received by holders of Common Shares as a result of the Reorganization Event (the “Acquisition Price”) over (II) the exercise, measurement or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, provided that any escrow, holdback, earn-out or similar provisions in the definitive agreement governing the Reorganization Event may, as determined by the Board, apply to such payment to the same extent and in the same manner as such provisions apply to holders of Common Shares, and provided further that if the Acquisition Price does not exceed the exercise price of such Award, then the Award shall be canceled without any payment of consideration therefor;

(v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings); and

(vi) any combination of the foregoing.

In taking any of the actions permitted under this Section 10(b)(2)(A), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.

2.
Notwithstanding the terms of Section 10(b)(2)(A)(i), in the case of outstanding RSUs that are subject to Section 409A: (i) if the applicable RSU agreement provides that the RSUs shall be settled upon a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the Reorganization Event constitutes such a “change in control event”, then no assumption or substitution shall be permitted pursuant to Section 10(b)(2)(A)(i) and the RSUs shall instead be settled in accordance with the terms of the applicable RSU agreement; and (ii) the Board may only undertake the actions set forth in clauses (iii), (iv) or (v) of Section 10(b)(2)(A) if the Reorganization Event constitutes a “change in control event” as defined under Treasury Regulation Section 1.409A-3(i)(5)(i) and such action is permitted or required by Section 409A; if the Reorganization Event is not a “change in control event” as so defined or such action is not permitted or required by Section 409A, and the acquiring or succeeding corporation does not assume or substitute the RSUs pursuant to clause (i) of Section 10(b)(2)(A), then the unvested RSUs shall terminate immediately prior to the consummation of the Reorganization Event without any payment in exchange therefor.
3.
For purposes of Section 10(b)(2)(A)(i), an Award (other than Restricted Shares) shall be considered assumed if, following consummation of the Reorganization Event, such Award confers the right to purchase or receive pursuant to the terms of such Award, for each Common Share subject to the Award immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Shares for each Common Share held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Common Shares); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common shares of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise or settlement of the Award to consist solely of such number of common shares of the acquiring or succeeding corporation (or an affiliate thereof) that the Board determined to be equivalent in value (as of the date of such determination or another date specified by the Board) to the per share consideration received by holders of outstanding Common Shares as a result of the Reorganization Event.
4.
The Board may impose a limitation on the ability of Participants holding Options and/or SARs to exercise their Awards for the minimum number of days prior to the closing of the Reorganization Event as is reasonably necessary to facilitate the orderly closing of the Reorganization Event. The Company shall provide reasonable notice to Participants of any such limitation on exercise.
iii.
Consequences of a Reorganization Event on Restricted Shares. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company with respect to outstanding Restricted Shares shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Shares were converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to such Restricted Shares; provided, however, that the Board may either provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Shares or any other agreement between a Participant and the Company, either initially or by amendment, or provide for forfeiture of such Restricted Shares if issued at no cost. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Shares or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Shares then outstanding shall automatically be deemed terminated or satisfied.
c.
Merger or Change of Control.
i.
Definition. “Change of Control” means:
1.
the acquisition by any person or persons acting jointly or in concert (as determined by the Securities Act) (“Person”), whether directly or indirectly, of voting securities of the Company that, together with all other voting securities of the Company held by such Person, constitute in the aggregate more than 50% of all outstanding voting securities of the Company; provided, however, that for purposes of this subsection, the acquisition of additional securities by any one Person, who is considered to own more than 50% of all outstanding voting securities of the Company will not be considered a Change of Control;
2.
an amalgamation, arrangement or other form of business combination of the Company with another corporation that results in the holders of voting securities of that other corporation holding, in the aggregate, more than 50% of all outstanding voting securities of the corporation resulting from the business combination; provided, however, that for purposes of this subsection, the acquisition of additional securities by any one Person, who is considered to own more than 50% of all outstanding voting securities of the Company will not be considered a Change of Control; or
3.
a change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (C), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (I) a transfer to a Related Entity, or (II) a transfer of assets by the Company to: (w) a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s shares, (x) an entity of which the Company has Control, (y) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding shares of the Company, or (z) an entity of which a Person described in this subsection (1)(C)(y) has Control. For purposes of this subsection (C), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

Notwithstanding the foregoing, a transaction will not be deemed a Change of Control for Awards granted to Participants who are subject to U.S. taxation unless the transaction qualifies as a Change of Control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and U.S. Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change of Control if: (x) its sole purpose is to change the state or jurisdiction of the Company’s incorporation, or (y) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

ii.
Consequences on Awards.
1.
Notwithstanding Section 10(b) of the Plan, subject to the immediately following subsection, in the event of a merger of the Company with or into another corporation or other entity or a Change of Control, each outstanding Award will be treated as the Board determines, including, without limitation, that (i) Awards may be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change of Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change of Control, and, to the extent the Board determines, terminate upon or immediately prior to the effectiveness of such merger or Change of Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Board determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Board in its sole discretion; or (v) any combination of the foregoing. In taking any of the actions permitted under this subparagraph (A), the Board will not be required to treat all Awards similarly in the transaction.
2.
In the event that the successor corporation does not assume or substitute for the Award consistent with subsection (A), the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and SARs, including Common Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Awards of Restricted Shares and RSUs will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option or SAR is not assumed or substituted in the event of a Change of Control, the Board will notify the Participants in writing or electronically that the Option or SAR will be exercisable for a period of time determined by the Board in its sole discretion, and the Option or SAR will terminate upon the expiration of such period.

For the purposes of this subsection (B), an Award will be considered assumed if, following the merger or Change of Control, the Award confers the right to purchase or receive, for each Common Share subject to the Award immediately prior to the merger or Change of Control, the consideration (whether shares, cash, or other securities or property) received in the merger or Change of Control by holders of Common Shares for each Common Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Common Shares); provided, however, that if such consideration received in the merger or Change of Control is not solely common shares or common stock of the successor corporation or its parent, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or SAR or upon the payout of an RSU, Performance Award, for each Common Share subject to such Award, to be solely common shares or common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Shares in the Change of Control.

Notwithstanding anything in this subsection (B) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change of Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

(xi)
General Provisions Applicable to Awards
a.
Transferability of Awards. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by a Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Share Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that, except with respect to Awards subject to Section 409A and Incentive Share Options, the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Shares subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 11(a) shall be deemed to restrict a transfer to the Company.
b.
Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.
c.
Termination of Status. The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment or service, authorized leave of absence or other change in the employment or other service status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights, or receive any benefits, under an Award. “Designated Beneficiary” means (i) the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or (ii) in the absence of an effective designation by a Participant, the Participant’s estate.
d.
Withholding. The Participant must satisfy all applicable federal, state, local, provincial or other income and employment tax withholding obligations before the Company will deliver share certificates or otherwise recognize ownership of

Common Shares under an Award. The Company may elect to satisfy the withholding obligations through additional withholding on salary or wages, subject to applicable law. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an Award or at the same time as payment of the exercise or purchase price, unless the Company determines otherwise. If provided for in an Award or approved by the Board, a Participant may satisfy the tax obligations in whole or in part by delivery (either by actual delivery or attestation) of Common Shares, including shares retained from the Award creating the tax obligation, valued at their fair market value (valued in the manner determined or approved by the Company); provided, however, except as otherwise provided by the Board, that the total tax withholding where shares are being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal, state, local and provincial tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), except that, to the extent that the Company is able to retain Common Shares having a fair market value (determined or approved by the Company) that exceeds the statutory minimum applicable withholding tax without financial accounting implications or the Company is withholding in a jurisdiction that does not have a statutory minimum withholding tax, the Company may retain such number of Common Shares (up to the number of shares having a fair market value equal to the maximum individual statutory rate of tax (determined or approved by the Company)) as the Company shall determine to be necessary to satisfy the tax liability associated with any Award. Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.
e.
Amendment of Award. Except as otherwise provided in Section 5(g) and 6(e), the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Share Option to a Nonqualified Share Option. The Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 10.
f.
Conditions on Delivery of Shares. The Company will not be obligated to deliver any shares of Common Shares pursuant to the Plan or to remove restrictions from shares previously issued or delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.
g.
Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in whole or in part, free from some or all restrictions or conditions or otherwise realizable in whole or in part, as the case may be.
(xii)
Miscellaneous
a.
No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award by virtue of the adoption of the Plan, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award agreement.
b.
No Rights As Shareholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a shareholder with respect to any Common Shares to be issued with respect to an Award until becoming the record holder of such shares.
c.
Clawback. In accepting an Award under the Plan, the Participant agrees to be bound by any clawback policy that the Company has in effect or may adopt in the future, including without limitation Xenon Pharmaceuticals Inc.’s Clawback Policy adopted in accordance with stock exchange listing requirements (or any successor policy). The Participant agrees that in the event it is determined in accordance with any such policy that any Award granted under the Plan (including any dividends, Unvested Dividends or Dividend Equivalents paid with respect thereto), any Common Shares issued upon exercise or settlement thereof (including securities or other property received therefor), or any other proceeds from the exercise or settlement of such Award or the sale of such Common Shares or any other compensation subject to such policy must be forfeited or reimbursed to the Company, the Participant will promptly take any action necessary to effectuate such forfeiture and/or reimbursement as determined by the Company.
d.
Effective Date and Term of Plan. The Plan shall become effective on the Effective Date. No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.
e.
Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) neither Section 5(g) nor Section 6(e) requiring shareholder approval of any Option or SAR repricing may be amended without shareholder approval; (ii) no amendment that would require shareholder approval under the rules of the national securities exchange on which the Company then maintains its primary listing will be effective unless and until the Company’s shareholders approve such amendment; and (iii) if the national securities exchange on which the Company then maintains its primary listing does not have rules regarding when shareholder approval of amendments to equity compensation plans is required (or if the Company’s Common Shares are not then listed on any national securities exchange), then no amendment to the Plan (A) materially increasing the number of shares authorized under the Plan (other than pursuant to Section 4(c) or Section 10), (B) expanding the types of Awards that may be granted under the Plan, or (C) materially expanding the class of participants eligible to participate in the Plan shall be effective unless and until the Company’s shareholders approve such amendment. In addition, if at any time the approval of the Company’s shareholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Share Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 12(e) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan.
f.
Authorization of Sub-Plans (including for Grants to non-U.S. Employees). The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.
g.
Compliance with Section 409A. If and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant in connection with such Participant’s employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees to be bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A) (the “New Payment Date”), except as Section 409A may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.

The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A but do not to satisfy the conditions of that section.

h.
Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument such individual executes in the capacity of a director, officer, employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.
i.
Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the Province of British Columbia, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than the Province of British Columbia.

Have your ballot ready and please use one of the methods below for easy voting: Your vote matters! Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Internet: www.proxypush.com/XENE • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote Phone: 1-866-356-9302 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided Xenon Pharmaceuticals Inc. Annual Meeting of Shareholders for Shareholders of record as of April 7, 2026 Wednesday, June 2, 2026 9:30 AM, Pacific Time Annual meeting to be held virtually via the internet - please visit www.proxydocs.com/XENE for more details. YOUR VOTE IS IMPORTANT! PROXIES MUST BE RECEIVED BY: 11:59 PM, Pacific Time, June 1, 2026. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Ian Mortimer and Thomas P. Kelly (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of common shares of Xenon Pharmaceuticals Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. A shareholder has the right to appoint a person to act for him or her or it and on his or her or its behalf at the meeting other than the Named Proxies. Such right may be exercised by filling in the name of such person in the blank space provided and striking out the names of Named Proxies above. A person appointed as nominee to represent a shareholder need not be a shareholder of the Corporation. List name of alternate proxyholder here: ________________________________________________ THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE), but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Please make your marks like this: [graphic] THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR EACH OF THE DIRECTOR NOMINEES LISTED, FOR PROPOSALS 3, 5, 6 AND 7 AND ONE YEAR FOR PROPOSAL 4 1. To receive the financial statements of the Corporation for the financial year ended December 31, 2025 and the report of the Corporation's auditor thereon; 2. To elect as directors of the Corporation the eight nominees named in the accompanying Proxy Statement and Management Information Circular to hold office until the next annual meeting of the Corporation or until their successors are duly elected; 2.01 Dawn Svoronos 2.02 Gillian Cannon 2.03 Steven Gannon 2.04 Elizabeth Garofalo 2.05 Justin Gover 2.06 Patrick Machado 2.07 Ian Mortimer 2.08 Gary Patou 3. To approve, on an advisory basis, the compensation of the Corporation's named executive officers; 4. To approve, on an advisory basis, the frequency of future shareholder advisory votes to approve the compensation of the Corporation's named executive officers; 5. To approve the Corporation's 2026 Equity Incentive Plan; 6. To appoint PricewaterhouseCoopers LLP as the Corporation's auditor to hold office until the next annual meeting of the Corporation; 7. To authorize the Audit Committee of the board of directors of the Corporation to fix the remuneration to be paid to the auditors of the Corporation; and 8. To conduct such other business as may properly be brought before the Meeting or any adjournment thereof. You must register to attend the meeting online and/or participate at www.proxydocs.com/XENE Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date

Xenon

Xenon Pharmaceuticals Inc. Annual Meeting of Shareholders

Please make your marks like this: ☒

	PROPOSAL	YOUR VOTE				BOARD OF DIRECTORS RECOMMENDS
1.	To receive the financial statements of the Corporation for the financial year ended December 31, 2025 and the report of the Corporation's auditor thereon;					
2.	To elect as directors of the Corporation the eight nominees named in the accompanying Proxy Statement and Management Information Circular to hold office until the next annual meeting of the Corporation or until their successors are duly elected;					
		FOR	AGAINST			
	2.01 Dawn Svoronos	☐	☐			FOR
	2.02 Gillian Cannon	☐	☐			FOR
	2.03 Steven Gannon	☐	☐			FOR
	2.04 Elizabeth Garofalo	☐	☐			FOR
	2.05 Justin Gover	☐	☐			FOR
	2.06 Patrick Machado	☐	☐			FOR
	2.07 Ian Mortimer	☐	☐			FOR
	2.08 Gary Patou	☐	☐			FOR
		FOR	AGAINST	ABSTAIN		
3.	To approve, on an advisory basis, the compensation of the Corporation's named executive officers;	☐	☐	☐		FOR
		1YR	2YR	3YR	ABSTAIN	
4.	To approve, on an advisory basis, the frequency of future shareholder advisory votes to approve the compensation of the Corporation's named executive officers;	☐	☐	☐	☐	1 YEAR
		FOR	AGAINST	ABSTAIN		
5.	To approve the Corporation's 2026 Equity Incentive Plan;	☐	☐	☐		FOR
		FOR	WITHHOLD			
6.	To appoint PricewaterhouseCoopers LLP as the Corporation's auditor to hold office until the next annual meeting of the Corporation;	☐	☐			FOR
		FOR	AGAINST	ABSTAIN		
7.	To authorize the Audit Committee of the board of directors of the Corporation to fix the remuneration to be paid to the auditors of the Corporation; and	☐	☐	☐		FOR
8.	To conduct such other business as may properly be brought before the Meeting or any adjournment thereof.					

Signature (and Title if applicable) Date

Signature (if held jointly) Date